As Filed with the Securities and Exchange
                         Commission on February 28, 1997



                                                      1933 Act File No. 2-78609
                                                     1940 Act File No. 811-3519

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /    /
                                                                         -----
Pre-Effective Amendment No.                                              /    /
Post-Effective Amendment No. 21                                          /  X /
                             --                                           ----


                                     and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /    /
                                                                         -----
Amendment No. 23                                                         /  X /
              --                                                          ----
                        (Check appropriate box or boxes.)


                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                           (Exact Name of Registrant)

                       One Beacon Street, Boston, MA 02108
                    (Address of Principal Executive Offices)

                                 (617) 523-3170
                         (Registrant's Telephone Number)

                             Edward T. O'Dell, P.C.
                             Goodwin, Procter & Hoar
                        Exchange Place, Boston, MA 02109
               (Name and Address of Agent for Service of Process)

                  Approximate date of proposed public offering:

     It is proposed that this filing will become effective under Rule 485 (check appropriate box):


         /    /  Immediately upon filing pursuant to paragraph (b)
         / X  /  On February 28, 1997, pursuant to paragraph (b)
         /    /  60 days after filing pursuant to paragraph (a)(1)
         /    /  On _____ pursuant to paragraph (a)(1)
         /    /  75 days after filing pursuant to paragraph (a)(2)
         /    /  On _____ pursuant to paragraph (a)(2).


         If appropriate check the following box:

         /   / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     The Registrant, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, has previously registered an indefinite number of shares of the Freedom Tax Exempt Money Fund series and the Freedom California Tax Exempt Money Fund series. A Rule 24f-2 Notice for the Registrant's most recent fiscal year with respect to the Freedom Tax Exempt Money Fund series and Freedom California Tax Exempt Money Fund series will be filed on or about February 22, 1997.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)

Form N-1A Item No.                                                     Caption or Location
     Part A                                                              in Prospectuses
-----------------                                                      -------------------


1.     Cover Page                                                      Same

2.     Synopsis                                                        Summary of Our Expenses

3.     Condensed Financial                                             Our Financial Highlights
         Information

4.     General Description of                                          Our Investment Objectives;
         Registrant                                                    Our Organization and Shares; Special
                                                                       Considerations and Risk Factors

5.     Management of the Fund                                          Our Management; Additional
                                                                       Information


5A.    Management's Discussion of Fund Performance                     [To be included in Annual Reports to
                                                                       Shareholders]


6.     Capital Stock and Other                                         Our Organization and
         Securities                                                    Shares; Additional Information;
                                                                       Dividends; Taxes

7.     Purchase of Securities Being                                    How to Purchase Shares
         Offered

8.     Redemption or Repurchase                                        How to Redeem Shares

9.     Pending Legal Proceedings                                       Not Applicable

                                                                       Caption or Location in
Form N-1A Item No.                                                          Statements of
     Part B                                                            Additional Information
-----------------                                                      ----------------------
10.    Cover Page                                                      Cover Page

11.    Table of Contents                                               Table of Contents

12.    General Information and History                                 General Information

13.    Investment Objectives and                                       Investment Objectives
       Policies                                                        and Policies; Investment Restrictions

14.    Management of the Fund                                          Management of the Trusts/Fund

                                       (ii)

                                                                       Caption or Location in
Form N-1A Item No.                                                         Statements of
     Part B                                                            Additional Information
-----------------                                                      ----------------------
15.    Control Persons and Principal                                   Management of the Trusts/Fund
       Holders of Securities

16.    Investment Advisory and Other                                   The Investment Adviser;
       Services                                                        Distribution of Shares of the
                                                                       Trusts/Fund; Custodian; Financial
                                                                       Statements and Independent
                                                                       Accountants

17.    Brokerage Allocation and                                        Portfolio Transactions
       Other Practices

18.    Capital Stock and Other                                         General Information
       Securities

19.    Purchase, Redemption and Pricing                                Additional Information on Redemption;
       of Securities Being Offered                                     Net Asset Value

20.    Tax Status                                                      Additional Information on
                                                                       Taxes

21.    Underwriters                                                    Distribution of Shares of the
                                                                       Trusts/Fund

22.    Calculations of Performance Data                                Current Yield

23.    Financial Statements                                            Financial Statements and Independent
                                                                       Accountants

                                      (iii)

FREEDOM MUTUAL FUND                                                      [FLAG
                                                                          LOGO]
FREEDOM GROUP OF TAX EXEMPT FUNDS


                 ONE BEACON STREET - BOSTON, MASSACHUSETTS 02108
                            (800) 453-8206 NATIONWIDE

     We are two investment companies offering three separate portfolios, commonly known as mutual funds (the "Funds"), each of which is a no-load money market fund with its own specific investment objectives.

     Freedom Cash Management Fund -- A money market fund investing in a diversified portfolio of high-grade money market instruments.

     Freedom Government Securities Fund -- A money market fund investing exclusively in obligations issued or guaranteed as to both principal and interest by the U.S. Government and its agencies or instrumentalities.

     Freedom Tax Exempt Money Fund -- A money market fund investing in a diversified portfolio of high quality short-term municipal securities.

     INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1.00 PER SHARE NET ASSET VALUE.


This Prospectus sets forth concisely the information about the Funds that you ought to know before investing. Please read the Prospectus and retain it for future reference. Additional information, contained in a Statement of Additional Information also dated February 28, 1997, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Funds at the address set forth above. The Statement of Additional Information having the same date as this Prospectus is incorporated by reference into this Prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS -- February 28, 1997
                       ANNUAL REPORT -- December 31, 1996

                               TABLE OF CONTENTS



Page Introduction .........................................................  1
Benefits to Our Investors .................................................  1
Summary of Our Expenses ...................................................  2
Our Financial Highlights ..................................................  3
Our Investment Objectives .................................................  4
     Freedom Cash Management Fund .........................................  4
     Freedom Government Securities Fund ...................................  5
     Freedom Tax Exempt Money Fund ........................................  5
Certain Investment Strategies .............................................  6
Special Considerations -- Tax Exempt Money Fund ...........................  6
How to Purchase Shares ....................................................  7
How to Redeem Shares ......................................................  9
Freedom Asset Account ..................................................... 11
Pricing of Our Shares ..................................................... 12
Dividends ................................................................. 12
Current Yield ............................................................. 12
Taxes ..................................................................... 12
Our Organization and Shares ............................................... 14
Our Management ............................................................ 15
Shareholder Services ...................................................... 15
Additional Information .................................................... 17
Annual Report -- December 31, 1996 ........................................ 18

                                  INTRODUCTION

We are two open-end diversified management investment companies offering three separate portfolios, commonly known as mutual funds (the "Funds"). Each Fund is a no-load money market fund which provides a stable net asset value and high current income by investing in a portfolio of high-quality money market obligations. The Funds described in this Prospectus are Freedom Cash Management Fund ("Cash Management Fund"), Freedom Government Securities Fund ("Government Securities Fund") and Freedom Tax Exempt Money Fund ("Tax Exempt Money Fund").

                           BENEFITS TO OUR INVESTORS

     Our money market funds offer you important benefits and conveniences:

     No Sales Charge, No Redemption Fee.

     Minimum Initial Investment: $1,000.

     Minimum Subsequent Investment: $100. See "How to Purchase Shares" and "How to Redeem Shares".

     Liquidity  and  Share  Price  Stability:   Investment   liquidity   through
convenient purchase and redemption procedures. Stability of principal through maintenance of a constant net asset value of $1.00 per share.

     Checkwriting Privilege: You have the convenience of making redemptions without charge merely by writing a check. Such checks may be payable to anyone you wish and there is no limit on the number of checks you may write.


     Professional Management: Freedom Capital Management Corporation, founded in 1930, serves as the Funds' investment adviser (the "Adviser"). The Adviser provides a number of mutual funds and other clients with investment research and portfolio management services. Assets under the Adviser's supervision currently exceed $4 billion. The Adviser is an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp.


     Free Exchange Privilege: You may exchange shares of any Fund without charge for shares of any other Fund described in this Prospectus.

     Investments in the Funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that the Funds will be able to maintain a stable $1.00 per share net asset value.

                            SUMMARY OF OUR EXPENSES

                                                                      Cash            Government       Tax Exempt
                                                                 Management Fund    Securities Fund    Money Fund
                                                                 ---------------    ---------------    ----------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                       None               None             None
Sales Load Imposed on Reinvested Dividends                            None               None             None
Redemption Fees                                                       None               None             None
Exchange Fees                                                         None               None             None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  AVERAGE NET ASSETS)*
Management Fees                                                       .47%               .50%             .50%
12b-1 Fees                                                            None               None             None
Other Expenses                                                        .24%               .15%             .13%
Total Fund Operating Expenses                                         .71%               .65%             .63%

--------------
* For the fiscal year ended December 31, 1996


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in each Fund. For further information on management fees, see "Our Management."

EXAMPLE

     The following example illustrates the effect of each Fund's expenses on the value of a hypothetical $1,000 investment at the end of one, three, five and ten year periods in that Fund. As noted in the table above, none of the Funds charge redemption fees of any kind. THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR INVESTMENT RETURNS. ACTUAL EXPENSES AND INVESTMENT RETURNS MAY BE GREATER OR LESS THAN SHOWN.


You would pay the  following  expenses  on  a
 $1,000  investment,  assuming  (1) 5% annual
 return and (2) redemption at the end of each
 time period:                             1 Year   3 Years   5 Years   10 Years
                                          ------   -------   -------   --------
Cash Management Fund                        $7       $23       $40        $88
Government Securities Fund                  $7       $21       $36        $81
Tax Exempt Money Fund                       $6       $20       $35        $79

                            OUR FINANCIAL HIGHLIGHTS

     The table of Financial Highlights below represents a summary history of our operations. The table uses the Funds' fiscal year (which ends December 31) and expresses the information in terms of a single share outstanding throughout each year. The table has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report covering the fiscal years appears elsewhere in this Prospectus. The financial highlights information should be read in conjunction with the financial statements and related notes also included in this Prospectus.



                                                                                             NET          RATIO OF     RATIO OF NET
                           NET ASSET                  DIVIDENDS     NET ASSET               ASSETS        EXPENSES      INVESTMENT
                             VALUE        NET          FROM NET       VALUE                 END OF       TO AVERAGE      INCOME TO
      YEAR                 BEGINNING   INVESTMENT     INVESTMENT      END OF    TOTAL        YEAR          DAILY       AVERAGE DAILY
      ENDED                 OF YEAR      INCOME         INCOME         YEAR     RETURN    (THOUSANDS)    NET ASSETS     NET ASSETS
      -----                 -------      ------         ------         ----     ------    -----------    ----------     ----------

CASH MANAGEMENT FUND
December 31, 1996            $1.00      $0.0476       $(0.0476)       $1.00      4.86%     $1,637,286       0.71%           4.76%
December 31, 1995             1.00       0.0526        (0.0526)        1.00      5.38       1,346,625       0.73            5.26
December 31, 1994             1.00       0.0353        (0.0353)        1.00      3.59       1,083,661       0.75            3.54
December 31, 1993             1.00       0.0247        (0.0247)        1.00      2.50       1,138,578       0.75            2.47
December 31, 1992             1.00       0.0309        (0.0309)        1.00      3.13       1,069,472       0.78            3.09
December 31, 1991             1.00       0.0546        (0.0546)        1.00      5.60       1,183,684       0.77            5.46
December 31, 1990             1.00       0.0753        (0.0753)        1.00      7.80       1,103,050       0.78            7.49
December 31, 1989             1.00       0.0844        (0.0844)        1.00      8.78       1,111,954       0.80            8.45
December 31, 1988             1.00       0.0679        (0.0679)        1.00      7.01         800,970       0.85            6.81
December 31, 1987             1.00       0.0588        (0.0588)        1.00      6.04         691,151       0.84            5.88

GOVERNMENT SECURITIES FUND
December 31, 1996            $1.00      $0.0460       $(0.0460)       $1.00      4.69%       $309,938       0.65%           4.60%
December 31, 1995             1.00       0.0500        (0.0500)        1.00      5.10         317,400       0.65            5.00
December 31, 1994             1.00       0.0331        (0.0331)        1.00      3.36         268,434       0.65            3.31
December 31, 1993             1.00       0.0246        (0.0246)        1.00      2.49         349,808       0.59            2.47
December 31, 1992             1.00       0.0315        (0.0315)        1.00      3.18         336,804       0.60            3.15
December 31, 1991             1.00       0.0521        (0.0521)        1.00      5.34         352,803       0.57            5.30
December 31, 1990             1.00       0.0743        (0.0743)        1.00      7.69         266,179       0.66            7.41
December 31, 1989             1.00       0.0817        (0.0817)        1.00      8.48         179,730       0.69            8.21
December 31, 1988             1.00       0.0647        (0.0647)        1.00      6.67         169,967       0.71            6.47
December 31, 1987             1.00       0.0550        (0.0550)        1.00      5.64         195,394       0.72            5.53

TAX EXEMPT MONEY FUND
December 31, 1996            $1.00      $0.0283       $(0.0283)       $1.00      2.86%       $263,089       0.63%           2.82%
December 31, 1995             1.00       0.0319        (0.0319)        1.00      3.23         274,076       0.64            3.19
December 31, 1994             1.00       0.0216        (0.0216)        1.00      2.19         248,045       0.65            2.16
December 31, 1993             1.00       0.0171        (0.0171)        1.00      1.73         270,474       0.63            1.71
December 31, 1992             1.00       0.0232        (0.0232)        1.00      2.35         243,333       0.63            2.32
December 31, 1991             1.00       0.0389        (0.0389)        1.00      3.96         252,393       0.61            3.90
December 31, 1990             1.00       0.0522        (0.0522)        1.00      5.35         251,439       0.59            5.20
December 31, 1989             1.00       0.0555        (0.0555)        1.00      5.69         229,859       0.60            5.58
December 31, 1988             1.00       0.0459        (0.0459)        1.00      4.69         205,166       0.57(a)         4.57(a)
December 31, 1987             1.00       0.0398        (0.0398)        1.00      4.05         222,820       0.53(a)         3.98(a)

------------


(a) Net of fees waived by the Adviser which amounted to $0.0008 and $0.0016 per share in the years 1988 and 1987, respectively.

                           OUR INVESTMENT OBJECTIVES

     In order to provide you with liquidity, the Funds follow practices to maintain a $1.00 share price: limiting their portfolios' average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Funds cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While each Fund invests in high quality securities, you should be aware that your investment is not without risk even if all the securities in the portfolio are paid in full at maturity. Each of the Funds has a fundamental investment objective with an investment program to aid in achieving its objective. There is no assurance that the Funds will achieve their investment objectives. All money market instruments and debt securities, including U.S. Government securities, can change in value when interest rates change or when an issuer's creditworthiness changes.

     Each of the Funds will limit its portfolio investments to high quality money market obligations that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Adviser in accordance with procedures established by the Trustees (collectively, "Eligible Securities"). Each Fund will limit its investments to Eligible Securities that present minimal credit risk, as determined by the Adviser in accordance with procedures established by the Trustees.

     All Eligible Securities may be classified as "first tier" securities and "second tier" securities. In general, first tier securities consist of Eligible Securities that have received the highest rating by at least two NRSROs (or by one NRSRO if only one NRSRO has rated the security) or which are unrated but determined to be of comparable quality. All other Eligible Securities are classified as second tier securities. Neither the Cash Management Fund nor the Government Securities Fund may invest more than 5% of its total assets in second tier securities or invest more than 1% of its total assets or $1.0 million (whichever is greater) in the second tier securities of any single issuer. A description of the ratings of the NRSROs is contained in the Statement of Additional Information.

FREEDOM CASH MANAGEMENT FUND

     Investment Objective. The Cash Management Fund seeks to achieve as high a rate of current income as is consistent with maintenance of liquidity and preservation of capital.

     Investment Program. To achieve its objectives, the Fund invests in a diversified portfolio of short-term, U.S. dollar-denominated instruments of U.S. and foreign issuers. These instruments include securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, foreign governments, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, asset-backed securities, repurchase agreements, and high-quality domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest.

     Foreign obligations, including obligations of foreign banks, U.S. branches and agencies of foreign banks, and foreign branches of U.S. banks, may involve different risks than domestic obligations, including unfavorable political and economic developments, currency controls or other governmental restrictions which could affect the payment of principal or interest. Additionally, foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers.

FREEDOM GOVERNMENT SECURITIES FUND

     Investment Objective. The Government Securities Fund seeks to achieve as high a rate of current income as is consistent with maintenance of liquidity and preservation of capital.


     Investment Program. To achieve its objectives, the Fund invests exclusively in short-term U.S. Treasury securities, U.S. Government agency securities and repurchase agreements with respect to such securities. Some U.S. Government agency securities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury.

FREEDOM TAX EXEMPT MONEY FUND

     Investment Objective. The Tax Exempt Money Fund seeks to achieve as high a rate of current income exempt from federal income taxes as is consistent with maintenance of liquidity and preservation of capital.

     Investment Program. To protect its capital, the Fund invests only in highly rated securities. The Fund may invest in "Municipal Securities", which, as used in this Prospectus, means obligations issued by or on behalf of states, territories, and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from federal income tax. Municipal Securities include tax anticipation notes, revenue anticipation notes, general obligation bonds, industrial revenue bonds, construction loan notes, bond anticipation notes, tax exempt commercial paper and short-term municipal bonds. The tax exempt status of a Municipal Security is determined by the issuer's bond counsel at the time of the issuance of the security. Interest income of the Fund which is exempt from federal income tax is expected to retain its tax-free status when distributed to shareholders. Such income may be subject to state and local taxes.


     The Fund may also invest in when-issued securities and certain variable and floating rate demand notes. Variable and floating rate demand notes generally have a maturity in excess of one year, but permit their holder to demand prepayment upon a specified number of days' notice.

     Certain of the Municipal Securities may be backed by a letter of credit issued by a domestic or a foreign bank in order to improve their credit rating. In that case, the Fund considers the bank to be the ultimate obligor and credit risk. See "Special Considerations -- Tax Exempt Money Fund."

     It is a fundamental policy of the Fund that during normal market conditions the Fund's assets will be invested so that at least 80% of the Fund's income during its fiscal year will be exempt from federal personal income taxes. Up to 20% of the Fund's portfolio may be invested in issues which are not exempt from federal income tax such as commercial paper, corporate notes, certificates of deposit, obligations of the U.S. Government, its agencies or instrumentalities (and repurchase agreements secured by these obligations). Under federal tax legislation, the interest on certain tax exempt securities which the Fund may purchase will be included in income subject to the federal individual alternative minimum tax. The Fund's present policy is to invest no more than 20% of its total assets in taxable securities including those subject to the alternative minimum tax. During periods of uncertain market conditions, the Fund may place more than 20% of its total assets for temporary defensive purposes in taxable investments or cash reserves.

                          CERTAIN INVESTMENT STRATEGIES

     Repurchase Agreements. Each of the Funds may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. A repurchase agreement provides for a Fund to purchase securities, subject to the seller's agreement to repurchase such securities at a specified time (normally the next business day) and price. Each repurchase agreement entered into by a Fund will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. A Fund's right to liquidate its collateral, in the event of a default by the seller, could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, a Fund could suffer a loss. No Fund will invest more than 10% of its net assets in repurchase agreements of more than one week's duration.

     Borrowing. Each Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.



     Illiquid Securities. Each Fund may invest up to 10% of its net assets in securities for which no readily available market exists (including repurchase agreements maturing in more than one week) or for which there are legal or contractual restrictions on resale. However, if the Trustees or the Advisers determine, based upon a review of Board approved guidelines, that restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 are liquid or, with respect to the Cash Management Fund only, that commercial paper issued as part of a non-public offering pursuant to section 4(2) of the Securities Act of 1933 is liquid then they may be purchased without regard to the 10% limit. The Trustees will carefully monitor each Fund's investments in Rule 144A securities, and the Cash Management Fund's investments in Section 4(2) commercial paper, focusing on factors, among others, such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.



     When-Issued Securities. The Tax Exempt Money Fund may invest in "when-issued" securities. When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement, the Fund does not accrue interest but the market value may fluctuate. This can result in the Fund's share value increasing or decreasing. If the Fund invests in securities of this type, it will maintain a segregated account to pay for them and mark it to market daily.

                 SPECIAL CONSIDERATIONS -- TAX EXEMPT MONEY FUND

     The ability of the Tax Exempt Money Fund to achieve its investment objective is dependent on the continuing ability of the issuers of Municipal Securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. It should also be pointed out that, unlike other types of investments, Municipal Securities traditionally have not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future.

     With respect to Municipal Securities that are backed by a letter of credit issued by a foreign bank, the ultimate source of payment is the foreign bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

                             HOW TO PURCHASE SHARES
GENERAL



     Shares of the Funds are distributed by Tucker Anthony Incorporated ("Tucker Anthony"), Sutro & Co., Incorporated ("Sutro"), and Freedom Distributors Corporation ("Freedom", and together with Tucker Anthony and Sutro, the "Distributors"). State Street Bank and Trust Company ("State Street") acts as the Funds' custodian. John Hancock Signature Services, Incorporated ("JHSS") acts as the Funds' transfer and shareholder services agent.


     You may open an account in any Fund by placing an order for at least $1,000. You may then make subsequent investments for $100 or more.


     Shares of the Funds are offered on a continuing basis without a sales charge at a public offering price equal to the net asset value next determined after a purchase order is received in proper form as described below. Shares may be purchased either (1) through the Distributors, utilizing an existing or new securities brokerage account with a Tucker Anthony or Sutro account executive, or (2) directly through JHSS. Orders to purchase shares do not become effective until receipt of "Federal Funds" (monies credited to JHSS's account with its registered Federal Reserve Bank) by JHSS.


     There is no minimum amount for initial or subsequent investment (i) by a tax-deferred retirement plan (Cash Management Fund and Government Securities Fund only) or (ii) in connection with purchases through the automatic "sweep" program (described below) sponsored by Tucker Anthony and Sutro (all Funds). Where a bank, investment adviser or similar institution has a large number of accounts and is willing to receive a monthly summary of accounts in lieu of the regular statement for each account under its control, the minimum amount for initial investments by individual accounts covered by the summary of accounts is reduced to $100. All payments will be invested in full and fractional shares.

PURCHASES BY CLIENTS OF TUCKER ANTHONY AND SUTRO


     If you have a brokerage account with Tucker Anthony or Sutro, and have not elected the automatic "sweep" program described below, you may purchase any Fund's shares through your account executive. In order to purchase through your account, your account must have a free credit balance (i.e. immediately available funds). If a properly completed order to purchase Fund Shares is received at any Tucker Anthony or Sutro office before 12:00 noon New York time and paid utilizing a free credit balance available on a brokerage account, Tucker Anthony or Sutro will transfer Federal Funds to the Fund and your order will be executed on the same business day. However, if a properly completed order to purchase Fund shares is received at any Tucker Anthony or Sutro office after 12:00 noon New York time and paid utilizing a free credit balance available on a brokerage account, Tucker Anthony or Sutro will transfer Federal Funds to the Fund and your order will be executed on the next business day and dividends on such shares will begin on that day. Accordingly, Tucker Anthony or Sutro may benefit from the use of free credit balances in your account prior to their transfer to a Fund.


     Certificates for shares owned generally are not issued to you if you have purchased your shares through Tucker Anthony or Sutro. Tucker Anthony and Sutro will receive statements and dividends directly from the Funds and will in turn provide you with account statements reflecting a Fund's purchases, redemptions and dividend payments.

     "Sweep" Program. You may also purchase any Fund's shares by participating in the "sweep" program of Tucker Anthony and Sutro in which any free credit cash balance (in available funds) of any amount in your Tucker Anthony/Sutro brokerage account is invested in one of the Funds automatically no less frequently than weekly. Under the terms of this program, you may have your free credit balance invested in shares of any Fund although at any one time your free credit balance may be invested automatically in only one Fund (the "Designated Fund"). Free credit cash balances (in available funds) of $2,000 or more will be invested in shares of the Designated Fund automatically on the next business day. Automatic purchases using free credit balances of less than $2,000 will be made weekly, generally on Monday (or the next business day if any Monday is a holiday) of each week based upon the free credit balance in the account at the close of business on the preceding Friday. Unless you have elected cash dividends, dividends on your shares in the Designated Fund will be automatically reinvested in shares monthly. Redemptions will be effected automatically to satisfy debit balances in your brokerage account created by activity therein. Each brokerage account will be scanned automatically for debits each business day as of the close of business on that day and, after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Designated Fund owned by you will be redeemed at 12:00 noon the following business day to satisfy any remaining debits in the brokerage account. Tucker Anthony or Sutro may benefit from the use of free credit balances in your account prior to their transfer to a Fund.

     If you wish additional information concerning the "sweep" program, please call your account executive.

OTHER INVESTORS -- PURCHASE BY CHECK OR WIRE

     Purchase by Mail. On an initial purchase, complete the Purchase Application included in this Prospectus, indicating which of the Funds you wish to invest in and each of the services to be used, and mail it, together with a check written against a U.S. bank and payable to Freedom Cash Management Fund, Freedom Government Securities Fund or Freedom Tax Exempt Money Fund, to:


           John Hancock Signature Services, Incorporated
           [Name of Fund(s)]
           Attn: Dealer Services
           P.O. Box 9102
           Boston, Massachusetts 02205-9102

     Subsequent purchases of $100 or more may also be made through JHSS by forwarding payment, together with the detachable stub from your account statement or a letter containing your account number. When you pay by check, your order for additional shares of a Fund will be executed at the price next determined after Federal Funds become immediately available to the applicable Fund. Federal Funds normally do not become available to a Fund when payment is by check until two business days or more after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted into Federal Funds. When you purchase shares by check, the Funds can hold payment on redemptions until they are reasonably satisfied that the investment has been collected (which can take up to ten days).

     Purchase by Wire Transfer. You may also purchase shares of any Fund through JHSS by means of a wire order. Please call JHSS toll free at (800) 257-3336 for instructions. You should then give instructions to your wiring bank to transmit the specified amount in Federal Funds to: First Signature Bank & Trust, Portsmouth, New Hampshire -- Freedom Group of Money Funds, Attention: [Name of Fund(s)], ABA #211475000, specifying on the wire your account number and your name.

     If you transfer Federal Funds by wire in this manner, the transfer may be subject to a service charge by your bank. If notice from your bank of the wire transfer is received by JHSS before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day. If notice from your bank of the wire transfer is received by JHSS after 12:00 noon New York time, your order will be executed at 12:00 noon New York time on the next business day.


                              HOW TO REDEEM SHARES

GENERAL

     Redemption orders are effected at the net asset value next determined after receipt of the order by JHSS. For your convenience, and so that you can continue earning daily dividends for as long as possible, the Funds have established several different redemption procedures described below. SHOULD THE REDEMPTION INCLUDE SHARES PURCHASED BY CHECK, PAYMENT MAY BE DELAYED FOR UP TO TEN DAYS AFTER THE PURCHASE IN ORDER TO ALLOW THE PURCHASE CHECK TO CLEAR. A redemption of shares purchased by wire will not be subject to this period of delay.

     The shares of any Fund may be redeemed in several ways: (1) shares purchased through a Tucker Anthony or Sutro brokerage account can be redeemed by placing a redemption order with your account executive or by check redemption, and (2) shares purchased directly may be redeemed by mail, by expedited redemption (i.e., wire redemption if you have elected this option on your Purchase Application) or by check redemption.

REDEMPTION THROUGH YOUR TUCKER ANTHONY OR SUTRO BROKERAGE ACCOUNT

     In order to redeem shares purchased through a Tucker Anthony or Sutro brokerage account, you should advise your account executive, by telephone or mail, to execute the redemption. If a properly completed order to redeem Fund shares is received by a Tucker Anthony or Sutro office after 12:00 noon New York time, your order will be forwarded to the appropriate Fund and will be executed on the following business day. Redemption proceeds will be held in your brokerage account unless you give instructions to your account executive to reinvest or remit the proceeds to you. Generally, redemption proceeds will not be invested for your benefit without specific instruction, and Tucker Anthony or Sutro may benefit from the use of temporarily uninvested funds.

DIRECT  REDEMPTION


     Redemptions by mail and expedited redemptions are not available for shares purchased through a Tucker Anthony or Sutro brokerage account. Any such redemption requests received by JHSS will be forwarded to the appropriate Tucker Anthony or Sutro account executive who will process them as described above.

     Redemption By Mail. You may redeem shares by mail. Payment of the redemption proceeds will ordinarily be made within seven days after the request for redemption is received in "good order" at the net asset value next determined. If you send your redemption order to JHSS by mail, you must assume responsibility for assuring that the request for redemption is received in "good order". "Good order" means that the request must be accompanied by the following:

        (a) A letter of instruction specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they are registered;

        (b) For a redemption order over $25,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, a guarantee of the signature of each registered owner by a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a recognized stock exchange (a signature guarantee by a savings bank or notarization by a notary public are not acceptable); and

        (c) Additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.


     All proceeds from redemptions are mailed to your address of record. If you are uncertain as to the requirements for redemption, please call JHSS toll free at (800) 257-3336. All redemption requests by mail should be mailed to:

          John Hancock Signature Services, Incorporated
          [Name of Fund(s)]
          Attention: Dealer Services
          P.O. Box 9102
          Boston, Massachusetts 02205-9102

     Expedited Redemptions. If you have elected the expedited redemption option on the Purchase Application on file with JHSS and wish to redeem $5,000 or more from any Fund, you may request that payment be made in Federal Funds. Shareholders may place orders for expedited redemption with JHSS without a signature guarantee and have the proceeds sent by wire to a bank or trust company account previously designated in writing. Please call JHSS toll free at
(800) 257-3336 for instructions. If the expedited redemption order is received by JHSS's Boston office prior to 12:00 noon New York time on a day on which the New York Stock Exchange is open, payment will be wired to your bank on the same business day, provided that it is a member of the Federal Reserve System and that the federal wire system is open. However, if your bank is not a member of the Federal Reserve System, Federal Funds may not reach your bank until the next business day. If the redemption order is received after 12:00 noon New York time, the redemption will be executed and payment will be wired in Federal Funds on the next business day.


CHECK REDEMPTIONS


     You can redeem shares by writing checks drawn on State Street payable in any amount. In order to redeem shares by writing a check, you must complete a Purchase Application electing the checkwriting feature and return it either to your investment executive if you have a brokerage account or directly to JHSS if you do not have a brokerage account. If you have elected the checkwriting service on the Purchase Application on file with JHSS, you will be provided with an initial order of checks free of charge. You may write checks payable to the order of any person (including any corporation, bank, trust, etc.) in any amount. When your check is presented for payment, JHSS as transfer agent will cause the Fund to redeem a sufficient number of shares to cover the amount of the check. This procedure entitles you to continue receiving dividends on those shares equal to the amount of the check until such time as the check is presented to JHSS for payment. If you do not own sufficient shares of the Fund to cover a check, the check will be returned to the payee marked "insufficient funds." Should the redemption include shares purchased by check, payment may be delayed for up to ten days after the purchase in order to allow the purchase check to clear. A redemption of shares purchased by wire will not be subject to this period of delay. As the aggregate amount owned by a shareholder may change each day, you should not attempt to redeem all shares held in your account by using the check redemption procedure. Cancelled checks will be returned to shareholders monthly. For information on account statements, see "Shareholder Services."

     The Funds reserve the right to terminate or alter the check writing service at any time after giving shareholders 30 days written notice. Your shareholder account will be charged $20.00 each for stop payment orders or checks returned for "insufficient funds."

 ADDITIONAL  INFORMATION ON REDEMPTION

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds reserve the right to involuntarily redeem shareholder accounts in any Fund which have less than $500 in them as of the end of any month. If a Fund elects to redeem such accounts, it will notify the shareholders of its intention to do so and provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to $500 or more within 30 days of the notice. The Funds will not redeem accounts which fall below $500 as a result of reduction in net asset value per share.

                              FREEDOM ASSET ACCOUNT

     The Freedom Asset Account provides an alternative method for investing in shares of the Funds in conjunction with a program of four financial services:
(1) a Sutro or Tucker Anthony securities margin account ("securities  account");
(2) one of the Funds; (3) a check writing facility on an account maintained at Provident National Bank ("Provident"); and (4) a Visa Gold|Pr Card with ATM access from PNC National Bank ("PNC", an affiliate of Provident).

     To participate in the Freedom Asset Account, an investor must place in a securities account, cash, marketable securities or a combination of the two having a gross market value of no less than $20,000 and must meet credit criteria established by PNC. All customary transactional fees incurred in use of a securities account must be paid by the participant, including brokerage fees for securities transactions and interest on margin loans, if any.

     THIS SECTION IS ONLY A BRIEF DESCRIPTION OF THE FREEDOM ASSET ACCOUNT AND ITS RELATION TO THE FUNDS AND DOES NOT DESCRIBE ALL OF THE FEATURES OF THE FREEDOM ASSET ACCOUNT. PLEASE CONTACT YOUR ACCOUNT EXECUTIVE FOR FURTHER INFORMATION AND REVIEW CAREFULLY THE FREEDOM SERVICES CORPORATION FREEDOM ASSET ACCOUNT AGREEMENT.

                              PRICING OF OUR SHARES


     The net asset value per share of the Funds for the purpose of pricing orders for the purchase and redemption of shares is determined daily as of 12:00 noon New York time, Monday through Friday, exclusive of national business holidays. Purchase or redemption orders accepted by JHSS prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders accepted by JHSS subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of any Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of any Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.


     Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

                                    DIVIDENDS

     Dividends from net investment income are declared daily and paid monthly on or about the fifteenth day of the following month. Dividend payments include all dividends declared during the prior month and not previously paid. You will receive dividends automatically in additional shares at net asset value, or you may elect to receive cash. Redemption payments for the entire account value will include all unpaid dividends.

     Purchase orders which are received together with Federal Funds prior to 12:00 noon New York time will receive the dividend declared that day, and redemption orders effected prior to 12:00 noon New York time will not receive that day's dividend.

                                  CURRENT YIELD

     From time to time, each Fund may quote its yield in advertisements or in reports to shareholders. Performance information ratings as reported in national financial publications such as Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, may also be used in comparing the performance of the Funds to other money market funds with similar investment objectives. Each Fund calculates its annualized simple and compound yields based on a seven-day period. Since net investment income of the Funds changes in response to fluctuations in interest rates and Fund expenses, any given yield quotation should not be considered representative of a Fund's yield for any future period. CURRENT YIELD INFORMATION FOR THE FUNDS MAY BE OBTAINED BY CALLING TOLL-FREE AT 1-800-453-8206.

                                     TAXES

     Cash Management Fund and Government Securities Fund. Each Fund will distribute all of its net investment income and capital gains net of capital losses to shareholders. Income dividends and distributions of realized net short-term capital gains paid by each Fund are taxable to you as ordinary income whether received in cash or reinvested in additional shares of the Fund. Properly designated distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of the length of time you have held shares of a Fund and whether received in cash or additional shares of a Fund.

     Government Securities Fund. For mutual funds organized as business trusts (such as the Fund), most states' laws provide for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Thus, for residents of most states, the portion of distributions derived from the Fund's income from investment in U.S. Government securities should be free from state and local income taxes. You may wish to consult your own tax adviser regarding the tax laws in your state.

     Tax Exempt Money Fund. The Fund intends to meet all the IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends" which means that the Fund may pass on to you the federal tax exempt status of this investment income. For federal income tax purposes, your proportionate share of taxable distributions from the Fund's other net investment income and net short-term capital gains, if any, will be taxable as ordinary income, whether received in cash or invested in additional shares. Properly designated distributions of net capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund and whether received in cash or additional shares of the Fund.

     The tax-exempt status of distributions for federal income tax purposes may not result in similar treatment under the laws of a particular state or local taxing authority. You should consult your tax adviser about the status of distributions from the Fund in your state and locality.


     The table below shows the approximate taxable securities yields which are equivalent to yields of Municipal Securities from 2% to 5% under federal income tax laws that apply to 1997.



  Single Return*    Joint Return              Income                TAX EXEMPT YIELD
  --------------    ------------                Tax                 ----------------
         (Taxable Income)**                   Bracket          2%      3%      4%      5%
         ------------------                   -------          --      --      --      --
                                                                 EQUIVALENT YIELD TABLE
$0-24,650          $0-41,200                   15%          2.35%   3.53%   4.71%   5.88%
$24,650-59,750     $41,200-99,600              28%          2.78%   4.17%   5.56%   6.94%
$59,750-124,650    $99,600-151,750             31%***       2.90%   4.35%   5.80%   7.25%
$124,650-271,050   $151,750-271,050            36%***       3.13%   4.69%   6.25%   7.81%
Over $271,050      Over $271,050             39.6%***       3.31%   4.97%   6.62%   8.28%

--------------

*   Other than surviving spouses and heads of households.

**  Net amount subject to federal income tax after deductions and exemptions.


*** To implement  the  phase-out  of personal  exemption  deductions  for single taxpayers having 1997 adjusted gross income of more than $121,200 and married taxpayers (filing jointly) having 1997 adjusted gross income of more than $181,800, the exemption deduction is reduced by two percent for each $2,500 by which adjusted gross income exceeds the threshold amounts. For taxpayers having 1997 adjusted gross income of more than $121,200 ($60,600 for married filing separately), certain allowable itemized deductions are reduced. These adjustments may result in effective marginal tax rates greater than those indicated above. Please consult your tax adviser regarding your situation.

     General. Each Fund in which you own shares will inform you of the amount and nature of its distributions annually. The Funds are required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In connection with this withholding requirement, you will be asked to certify on your account application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS. Each of the Funds qualified as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year.

                          OUR ORGANIZATION AND SHARES

     Freedom Mutual Fund and Freedom Group of Tax Exempt Funds (the "Trusts") are open-end management investment companies organized as Massachusetts business trusts. Freedom Mutual Fund was organized on December 22, 1980 and Freedom Group of Tax Exempt Funds was organized on June 1, 1982. Freedom Mutual Fund currently has two funds, Freedom Cash Management Fund and Freedom Government Securities Fund. Freedom Group of Tax Exempt Funds currently has two funds, Freedom Tax Exempt Money Fund and Freedom California Tax Exempt Money Fund (which is described in a separate prospectus). The Boards of Trustees supervise our activities and review our contractual arrangements with companies that provide us with services. We reserve the right to create and issue a number of series of shares, or funds, which are separately managed and have different investment objectives. Each Fund has the right to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund, although the management of each Fund currently has no intention to do so. Each share of each Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and nonassessable. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share regardless of the net asset value thereof (with proportionate voting for fractional shares). Shareholders of a Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.


     Under each Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Investment Company Act of 1940. The shareholders of each Trust elected a Board of Trustees at a meeting held on December 16, 1996. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time, another meeting of shareholders will be called to elect Trustees. Under each Trust's Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares and holders of ten percent or more of the outstanding shares of each Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as "partners" for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself was unable to meet its obligations, a possibility which the Adviser believes is remote. Although each Trust is offering for sale only its own shares and is not participating in the sale of shares of the other Trust, the Trusts have been informed that it is the position of the staff of the Securities and Exchange Commission that it is possible that a Trust is liable for any misstatements in this Prospectus concerning the other Trust.

                                 OUR MANAGEMENT

     The Boards of Trustees and officers provide broad supervision over the affairs of the Funds.

ADVISER

     The Funds' Adviser,  Freedom  Capital  Management  Corporation,  One Beacon
Street, Boston, Massachusetts, provides each Fund with overall investment advisory and administrative services, as well as general office facilities pursuant to advisory agreements (the "Advisory Agreements"). As compensation for its services, under the Advisory Agreements the Adviser receives from each Fund a fee computed and paid monthly based upon the average daily net asset value of the Fund, at the annual rate of one-half of one percent (0.50%) on the first $500 million of average net assets and forty-five hundredths of one percent (0.45%) on average daily net assets in excess of that amount.



     Expenses not expressly assumed by the Adviser under the Advisory Agreements are paid by each Fund. These include, but are not limited to, taxes, legal, transfer agent, custodian and auditing fees and printing and other expenses relating to each Fund's operations. Total expenses for each such Fund for the year ended December 31, 1996, reflected as an annualized percentage of each Fund's average net assets were as follows: 0.71% for the Cash Management Fund, 0.65% for the Government Securities Fund and 0.63% for the Tax Exempt Money Fund. From time to time in the past, the Adviser has waived some or all of its advisory fees due from the Tax Exempt Money Fund.


     The Adviser is an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp., a newly formed Delaware corporation. JHFSC Acquisition Corp. is located at One Beacon Street, Boston, Massachusetts 02108. JHFSC Acquisition Corp. is owned by the following persons: Thomas H. Lee Equity Fund III, L.P., a post-venture stage strategic capital fund located at 75 State Street, Boston, Massachusetts 02109; SCP Private Equity Partners, L.P., a post-venture stage strategic capital fund located at 435 Devon Park Drive, Wayne, Pennsylvania 19087; and certain members of management and employees of Freedom Securities Corporation, which is the direct parent of the Adviser.



     Freedom Distributors Corporation, a registered broker-dealer which acts as a Distributor with respect to the Funds' shares, is a wholly-owned subsidiary of the Adviser and an indirect subsidiary of JHFSC Acquisition Corp. Tucker Anthony Incorporated, a brokerage firm which is a member of the New York Stock Exchange, also acts as a Distributor with respect to the Funds' shares and is an indirect subsidiary of JHFSC Acquisition Corp. and continues an investment banking and brokerage business established in 1892. Sutro, a dealer of the Funds' shares, is also an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp.


                              SHAREHOLDER SERVICES

ACCOUNT STATEMENTS

     You will receive a statement of account each time shares are purchased or redeemed and a report not less frequently than quarterly from JHSS or monthly from Tucker Anthony or Sutro, showing the activity in your account.

     Shares are maintained by each Fund on its register maintained by JHSS, and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

EXCHANGE PRIVILEGE

     Shares of each Fund may be exchanged for shares of the other Funds described in this Prospectus. In addition, if you are a resident of the State of California, shares of the Funds may be exchanged for shares of the Freedom California Tax Exempt Money Fund, a no-load money market fund investing in high quality short-term California municipal securities the income of which is exempt from federal income tax and California personal income tax. You should carefully review the prospectus describing the Freedom California Tax Exempt Money Fund prior to making your exchange.

     Exchanges are subject to a minimum investment requirement of $1,000, with subsequent exchanges permitted in amounts of $100 or more. Any such exchange is made on the basis of the net asset value per share of the Funds on the date the exchange request is received.


     IF YOU HAVE A BROKERAGE ACCOUNT WITH SUTRO OR TUCKER ANTHONY, YOU MUST PLACE EXCHANGE ORDERS THROUGH YOUR ACCOUNT EXECUTIVE. IF YOU DO NOT HAVE AN ACCOUNT WITH SUTRO OR TUCKER ANTHONY, YOU MAY MAKE AN EXCHANGE IN WRITING OR BY TELEPHONE. Exchanges of shares can be made by writing John Hancock Signature Services, Incorporated, Attention: Freedom Group of Money Funds, Attention:
Dealer Services, P.O. Box 9102, Boston, Massachusetts 02205-9102. If you do not have a brokerage account with Sutro or Tucker Anthony, you also have the automatic privilege of exchanging your shares by telephone. To place a telephone exchange request, call JHSS at (800) 257-3336. JHSS employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. Telephone instructions are recorded. If reasonable procedures, such as those described above, are not followed, the Funds may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Funds nor JHSS will be liable for any loss or expense for acting upon telephone instructions made in accordance with the telephone transaction procedures described above. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement because of busy telephone lines. In such times, you may prefer to submit your exchange requests by express mail c/o the Fund(s) to: John Hancock Signature Services, Incorporated, 101 Huntington Avenue, Attention:
Dealer Services, Boston, MA 02205-9102, Attention: Freedom Group of Money Funds. Telephone and written exchange requests must be received by 4:00 p.m. New York time on a Fund business day to be effective that day. An exchange can be made only between accounts that are registered in the same name. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time upon sixty (60) days' notice to shareholders. You should carefully review the part of this Prospectus describing the Fund into which your exchange is being made prior to making your exchange.


BANK INVESTING PLAN AND SYSTEMATIC WITHDRAWAL PLAN

     Please call (800) 257-3336 for more information concerning these plans.

RETIREMENT PLANS (Cash Management Fund and Government Securities Fund only)


     Taxes on current income may be deferred if an investor qualifies for certain types of retirement programs. For the convenience of the investor, prototype plans are made available by your investment executive for eligible persons to establish Keogh plans, IRA plans and Simplified Employee Pension plans (SEP/IRA). Other investors interested in any of such plans may obtain additional information from JHSS at (800) 257-3336.

                             ADDITIONAL INFORMATION

QUESTIONS ABOUT THE FUNDS


     For further information about the Funds, please contact your Tucker Anthony or Sutro account executive or call JHSS toll free at (800) 257-3336.


TRANSFER AGENT, CUSTODIAN AND SHAREHOLDER SERVICES


     John Hancock Signature Services, Incorporated ("JHSS") acts as transfer and shareholder services agent for the Funds. JHSS is an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. State Street Bank and Trust Company holds all cash and securities of the Funds.

     Freedom Services Corporation ("FSC"), under the terms of a Service Agreement with the Funds, provides many of the shareholder services (such as providing monthly account statements and processing purchase and sale orders) for shareholders who hold shares of the Funds through their brokerage accounts. FSC receives from each of the Funds a fee of $10.50 per account in payment for the shareholder services it provides. Transfer agent charges from JHSS are reduced for those shareholder accounts that are held through a brokerage account with FSC.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 acts as the independent accountants for the Funds.


     The  financial   statements  of  Freedom  Cash  Management  Fund,   Freedom
Government Securities Fund and Freedom Tax Exempt Money Fund for the year ended December 31, 1996 appear on pages 19 through 34.


                             ----------------------

     This Prospectus does not contain all the information included in the Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statements including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
 FREEDOM CASH MANAGEMENT FUND
 FREEDOM GOVERNMENT SECURITIES FUND
 FREEDOM TAX EXEMPT MONEY FUND

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights appearing on page 3 of the Prospectus present fairly, in all material respects, the financial position of Freedom Cash Management Fund and Freedom Government Securities Fund, (each a series of Freedom Mutual Fund) and Freedom Tax Exempt Money Fund (a series of Freedom Group of Tax Exempt Funds) (the "Funds") at December 31, 1996, the results of each of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
January 31, 1997

                          FREEDOM CASH MANAGEMENT FUND

    PRINCIPAL              MATURITY
     AMOUNT        RATE      DATE        VALUE
     ------        ----      ----        -----

COMMERCIAL PAPER -- 91.7%
ABBEY NATIONAL BANK
$15,000,000      5.30%    03/03/97  $14,865,292
 10,000,000      5.31%    03/03/97    9,910,025
 10,000,000      5.33%    03/11/97    9,897,842
 15,000,000      5.35%    03/11/97   14,846,762
  3,350,000      5.39%    03/11/97    3,315,392
AMERICAN EXPRESS CREDIT CORP.
 15,000,000      5.32%    01/03/97   14,995,567
 10,000,000      5.32%    01/08/97    9,989,656
 10,000,000      5.30%    01/27/97    9,961,722
 15,000,000      5.32%    01/28/97   14,940,150
 10,000,000      5.30%    02/05/97    9,948,472
  9,000,000      5.27%    06/11/97    8,787,882
 13,000,000      5.28%    07/01/97   12,654,893
AMERICAN GENERAL FINANCE CORP.
 10,000,000      5.40%    01/14/97    9,980,500
 10,000,000      5.50%    01/16/97    9,977,083
 20,000,000      5.31%    01/23/97   19,935,100
 10,000,000      5.30%    01/27/97    9,961,722
 10,000,000      5.31%    01/29/97    9,958,700
ASSET SECURITIZATION COOPERATIVE CORP.
 10,000,000      5.32%    01/09/97    9,988,178
 10,000,000      5.33%    01/09/97    9,988,156
 15,000,000      5.32%    01/23/97   14,951,233
 10,000,000      5.31%    01/27/97    9,961,650
  6,000,000      5.31%    01/29/97    5,975,220
 15,000,000      5.31%    02/14/97   14,902,650
  3,000,000      5.31%    02/27/97    2,974,778
 10,000,000      5.37%    03/27/97    9,873,208
ASSOCIATES CORPORATION OF NORTH AMERICA
 15,000,000      5.32%    01/15/97   14,968,967
 10,000,000      5.31%    01/27/97    9,961,650
 20,000,000      5.31%    01/31/97   19,911,500
  7,000,000      5.35%    02/06/97    6,962,550
 15,000,000      5.29%    02/14/97   14,903,017
 15,000,000      5.32%    02/21/97   14,886,950
BANK OF NOVA SCOTIA
 12,000,000      5.42%    01/03/97   11,996,387
 10,000,000      5.53%    01/21/97    9,969,278
 15,000,000      5.33%    03/10/97   14,848,983
BEAR STEARNS COMPANIES, INC.
 15,000,000      5.34%    01/08/97   14,984,425
 15,000,000      5.43%    01/14/97   14,970,588
 15,000,000      5.40%    01/24/97   14,948,250
CAISSE D'AMORTISSEMENT DE LA DETTE SOCIALE
 10,000,000      5.30%    01/09/97    9,988,222
 10,000,000      5.32%    01/09/97    9,988,178
 10,000,000      5.31%    01/22/97    9,969,025
 10,000,000      5.36%    01/27/97    9,961,289
  4,000,000      5.30%    03/10/97    3,959,956
 15,000,000      5.28%    06/10/97   14,648,000
 20,100,000      5.30%    06/10/97   19,626,533
CANADIAN IMPERIAL HOLDINGS, INC.
 15,000,000     5.305%    01/10/97   14,980,106
CARCO AUTO LOAN MASTER TRUST
 50,000,000     5.695%    01/15/97   50,000,000
CHEVRON TRANSPORTATION CORP.
 10,000,000      5.30%    07/3/97     9,730,583
CHEVRON UK INVESTMENT PLC
  5,000,000      5.41%    01/09/97    4,993,989
 15,000,000      5.43%    01/15/97   14,968,325
  5,000,000      5.31%    01/23/97    4,983,775
 12,000,000      5.32%    01/29/97   11,950,347
 15,000,000      5.31%    01/30/97   14,933,625
 10,000,000      5.43%    02/06/97    9,945,700
COMMONWEALTH BANK OF AUSTRALIA
 15,000,000      5.31%    01/24/97   14,949,112
COOPERATIVE ASSOCIATION OF TRACTOR DEALERS, INC.
  1,500,000      5.52%    01/06/97    1,498,850
  5,500,000      5.52%    01/10/97    5,492,410
 25,300,000      5.32%    01/13/97   25,255,135
  2,860,000      5.35%    01/13/97    2,854,900
  1,100,000      5.37%    01/13/97    1,098,031
  2,000,000      5.38%    01/16/97    1,995,517
  3,160,000      5.35%    01/17/97    3,152,486
  1,100,000      5.35%    01/21/97    1,096,731
  8,600,000      5.33%    01/24/97    8,570,715
  6,100,000      5.33%    01/27/97    6,076,518
  7,100,000      5.32%    02/04/97    7,064,326
  5,000,000      5.33%    02/04/97    4,974,831
 10,000,000      5.37%    02/04/97    9,949,283
DRESDNER US FINANCE, INC.
 20,000,000      5.32%    01/06/97   19,985,222

                       See Notes to Financial Statements.

                          FREEDOM CASH MANAGEMENT FUND

               INVESTMENTS AS OF DECEMBER 31, 1996 -- (CONTINUED)


    PRINCIPAL              MATURITY
     AMOUNT        RATE      DATE        VALUE
     ------        ----      ----        -----

COMMERCIAL PAPER -- (CONTINUED)
FORD CREDIT EUROPE PLC
10,000,000      5.32%     01/07/97   9,991,133
15,000,000      5.32%     01/17/97  14,964,533
15,000,000      5.32%     01/22/97  14,953,450
15,000,000      5.31%     01/23/97  14,951,325
FORD MOTOR CREDIT CORP.
15,000,000      5.55%     01/10/97  14,979,187
 7,000,000      5.33%     01/14/97   6,986,527
GENERAL ELECTRIC CAPITAL CORP.
 4,000,000      5.40%     01/23/97   3,986,800
10,000,000      5.30%     01/27/97   9,961,722
10,000,000      5.39%     01/27/97   9,961,072
 8,000,000      5.32%     01/30/97   7,965,716
10,000,000      5.41%     01/30/97   9,956,419
10,000,000      5.31%     02/03/97   9,951,325
10,000,000      5.31%     02/06/97   9,946,900
GLAXO WELLCOME PLC
 4,000,000      5.33%     01/02/97   3,999,408
 4,500,000      5.35%     01/02/97   4,499,331
15,000,000      5.30%     01/06/97  14,988,958
 8,000,000      5.33%     01/13/97   7,985,787
 6,500,000      5.31%     01/17/97   6,484,660
10,000,000      5.30%     01/21/97   9,970,556
 6,000,000      5.29%     02/11/97   5,963,852
 1,975,000      5.32%     02/24/97   1,959,239
GOLDEN PEANUT CO.
 4,000,000      5.31%     01/14/97   3,992,330
 6,000,000      5.32%     01/22/97   5,981,380
 7,000,000      5.30%     01/23/97   6,977,328
 8,000,000      5.31%     01/27/97   7,969,320
 6,000,000      5.40%     01/28/97   5,975,700
 2,000,000      5.31%     02/04/97   1,989,970
 3,000,000      5.28%     03/24/97   2,963,920
 8,000,000      5.30%     04/03/97   7,891,644
GOLDMAN SACHS & CO.
15,000,000      5.37%     01/16/97  14,966,437
15,000,000      5.42%     02/04/97  14,923,217
20,000,000      5.28%     02/05/97  19,897,333
15,000,000      5.30%     03/11/97  14,847,625
13,000,000      5.28%     05/30/97  12,715,907
J.P. MORGAN & CO., INC.
$10,000,000     5.35%     01/02/97  $ 9,998,514
 10,000,000     5.29%     01/08/97    9,989,714
 15,000,000     5.29%     01/13/97   14,973,550
 10,000,000     5.39%     01/13/97    9,982,033
  5,000,000     5.36%     01/17/97    4,988,089
 20,000,000     5.35%     03/17/97   19,777,083
 12,000,000     5.35%     04/18/97   11,809,183
MERRILL LYNCH & CO.
 15,000,000     5.50%     01/06/97   14,988,542
 10,000,000     5.33%     01/14/97    9,980,753
 10,000,000     5.33%     01/16/97    9,977,792
 17,000,000     5.33%     01/21/97   16,949,661
 10,000,000     5.34%     01/21/97    9,970,333
  2,000,000     5.35%     01/30/97    1,991,381
 15,000,000     5.35%     01/31/97   14,933,125
METLIFE FUNDING, INC.
  3,287,000     5.32%     01/27/97    3,274,371
MINNESOTA MINING & MANUFACTURING, INC.
 11,980,000     5.27%     02/26/97   11,881,791
NEW CENTER ASSET TRUST
 15,000,000     5.34%     01/10/97   14,979,975
 10,000,000     5.54%     01/22/97    9,967,683
 10,000,000     5.45%     01/23/97    9,966,694
 10,000,000     5.43%     01/24/97    9,965,308
 10,000,000     5.34%     02/25/97    9,918,417
PRUDENTIAL FUNDING CORP.
 10,000,000     5.31%     01/15/97    9,979,350
 10,000,000     5.31%     01/17/97    9,976,400
  5,000,000     5.39%     01/17/97    4,988,022
 10,000,000     5.45%     01/17/97    9,975,778
 15,000,000     5.42%     02/03/97   14,925,475
 15,000,000     5.42%     02/05/97   14,920,958
 17,000,000     5.25%     05/29/97   16,633,083
SHEFFIELD RECEIVABLES CORP.
 10,600,000     5.68%     01/17/97   10,573,241
 10,000,000     5.68%     01/21/97    9,968,444
 10,000,000     5.68%     01/22/97    9,966,867

                       See Notes to Financial Statements.

                          FREEDOM CASH MANAGEMENT FUND

               INVESTMENTS AS OF DECEMBER 31, 1996 -- (CONTINUED)


    PRINCIPAL               MATURITY
     AMOUNT        RATE      DATE        VALUE
     ------        ----      ----        -----

COMMERCIAL PAPER -- (CONTINUED)
USAA CAPITAL CORP.
$15,000,000     5.41%     01/07/97  $   14,986,475
  1,983,000     5.31%     01/09/97       1,980,660
  7,000,000     6.00%     01/09/97       6,990,667
  5,000,000     5.38%     01/10/97       4,993,275
 25,000,000     5.29%     01/22/97      24,922,854
 25,000,000     5.27%     04/08/97      24,645,007
                                    --------------
TOTAL COMMERCIAL PAPER ...........   1,500,686,657
                                    --------------

MUNICIPAL SECURITIES -- 3.0%
MISSISSIPPI BUSINESS FINANCE CORP. TAXABLE
INDUSTRIAL DEVELOPMENT REVENUE BONDS
 10,000,000     5.70%     01/07/97      10,000,000
NEW YORK (CITY OF) GENERAL OBLIGATION BONDS
 18,000,000     5.50%     02/03/97      18,000,000
 21,700,000     5.57%     02/10/97      21,700,000
                                    --------------
TOTAL MUNICIPAL SECURITIES .......      49,700,000
                                    --------------
CERTIFICATES OF DEPOSIT -- 0.9%
SOCIETE GENERALE
 15,000,000     5.43%      4/21/97      15,001,319
                                    --------------
ASSET-BACKED NOTES -- 0.6%
NATIONSBANK AUTO OWNER TRUST
 10,084,095     5.78%      8/15/97      10,084,095
                                    --------------
BANK NOTES -- 0.6%
MORGAN GUARANTY TRUST CO.
 10,000,000     5.50%      1/8/97   $   10,000,000
                                    --------------

                                   DESCRIPTION
                                   -----------
REPURCHASE AGREEMENT -- 1.6%
 26,651,000  Bankers Trust Co.  6.00%
               dated 12/31/96 due 1/2/97
               with a maturity value
               of $26,660,000 (Collateralized
               by a U.S. Treasury Note
               valued at $26,997,000)   26,651,000
                                    --------------
  Total Investments -- 98.4%......   1,612,123,071(a)
  Other Assets & Liabilities, Net --
  1.6%............................      25,162,598
                                    --------------
  Total Net Assets -- 100.0%......  $1,637,285,669
                                    ==============

-------------
(a) Cost for tax purposes is the same.




                    See Notes to Financial Statements.

                       FREEDOM GOVERNMENT SECURITIES FUND

                      INVESTMENTS AS OF DECEMBER 31, 1996


    PRINCIPAL               MATURITY
     AMOUNT        RATE      DATE        VALUE
     ------        ----      ----        -----

U.S. GOVERNMENT AGENCY
   ISSUES -- 96.7%
FEDERAL FARM CREDIT BANK DISCOUNT
   NOTES -- 28.2%
$ 4,500,000     5.21%     01/03/97  $  4,498,697
  9,750,000     5.22%     01/03/97     9,747,172
    950,000     5.22%     01/06/97       949,311
  2,500,000     5.22%     01/13/97     2,495,650
  9,800,000     5.20%     01/14/97     9,781,598
  6,790,000     5.37%     01/14/97     6,776,833
  6,000,000     5.20%     01/15/97     5,987,867
  1,800,000     5.37%     01/23/97     1,794,093
  2,000,000     5.20%     01/24/97     1,993,356
  1,300,000     5.17%     02/03/97     1,293,839
  5,000,000     5.17%     02/05/97     4,974,868
  1,700,000     5.20%     02/06/97     1,691,160
    250,000     5.21%     02/06/97       248,698
  3,000,000     5.31%     02/07/97     2,983,627
  7,500,000     5.28%     02/10/97     7,456,000
  6,700,000     5.21%     02/11/97     6,660,245
 15,000,000     5.20%     03/10/97    14,852,667
  3,150,000     5.22%     03/24/97     3,112,547
                                     -----------

TOTAL FEDERAL FARM CREDIT BANK DISCOUNT
  NOTES ............................    87,298,228
                                       -----------
FEDERAL HOME LOAN BANK DISCOUNT
  NOTES -- 68.5%
  5,000,000     5.21%     01/02/97     4,999,276
  9,700,000     5.26%     01/02/97     9,698,582
 11,800,000     5.20%     01/08/97    11,788,069
 14,550,000     5.22%     01/09/97    14,533,122
  1,150,000     5.23%     01/09/97     1,148,663
  9,200,000     5.31%     01/16/97     9,179,645
  6,250,000     5.23%     01/21/97     6,231,840
  3,000,000     5.42%     01/23/97     2,990,063
FEDERAL HOME LOAN BANK DISCOUNT
  NOTES -- (CONTINUED)
 20,000,000     5.50%     01/26/97    19,989,839
  4,200,000     5.20%     01/27/97     4,184,227
  7,400,000     5.45%     01/27/97     7,370,872
  2,900,000     5.46%     01/27/97     2,888,564
    200,000     5.42%     01/27/97       199,217
  2,100,000     5.22%     01/28/97     2,091,779
    600,000     5.26%     01/28/97       597,633
  4,970,000     5.43%     01/28/97     4,949,760
  3,500,000     5.46%     01/28/97     3,485,668
  4,500,000     5.21%     01/30/97     4,481,114
  4,100,000     5.22%     01/30/97     4,082,760
    865,000     5.24%     01/30/97       861,349
 13,300,000     5.55%     01/30/97    13,240,538
 10,000,000     5.30%     01/31/97     9,955,833
  4,690,000     5.45%     02/06/97     4,664,440
 10,000,000     5.20%     02/14/97     9,936,444
  1,000,000     5.31%     02/14/97       993,510
  7,500,000     5.21%     02/24/97     7,441,388
  2,000,000     5.17%     03/31/97     1,974,437
 21,000,000     5.14%     04/15/97    20,688,173
 15,000,000     5.16%     05/15/97    14,711,900
 13,320,000     5.19%     06/11/97    13,010,832
                                     -----------

TOTAL FEDERAL HOME LOAN BANK DISCOUNT
  NOTES ..........................   212,369,537
                                     -----------

TOTAL U.S. GOVERNMENT AGENCY
  ISSUES -- 96.7%                    299,667,765(a)
OTHER ASSETS & LIABILITIES, NET --
  3.3% ...........................    10,270,357
                                     -----------
TOTAL NET ASSETS -- 100.0% .......  $309,938,122
                                    ============

--------------
(a) Cost for tax purposes is the same.



                    See Notes to Financial Statements.

                          FREEDOM TAX EXEMPT MONEY FUND

                      INVESTMENTS AS OF DECEMBER 31, 1996


   PRINCIPAL
    AMOUNT          DESCRIPTION           VALUE
    ------          -----------           -----

MUNICIPAL SECURITIES -- 96.6%
ALABAMA -- 3.1%
$ 3,900,000   Alabama HFA Series
                92A (AmSouth LOC)
                4.15% 1/2/97  ...... $  3,900,000
  4,200,000   Huntsville HCA Series
                4B (MBIA/AmSouth
                LOC) 4.00% 1/2/97  .    4,200,000
                                      -----------
                                        8,100,000
                                      -----------
ARIZONA -- 12.6%
 13,000,000   Apache County IDA
                (Tucson Electric &
                Gas) (Barclays Bank
                LOC) 4.20% 1/2/97  .   13,000,000
  2,100,000   Apache County IDA
                (Tucson Electric &
                Gas) (Chemical Bank
                LOC) 4.20% 1/2/97  .    2,100,000
  1,600,000   Chandler IDA
                (Citibank LOC)
                4.25% 1/2/97  ......    1,600,000
  4,500,000   Maricopa County IDA
                (Grand Canyon
                University) (Bank
                One LOC) 4.20%
                1/2/97  ............    4,500,000
  2,000,000   Maricopa County PCR
                (Public Service of
                New Mexico
                (Canadian Imperial
                Bank of Commerce
                LOC) 4.15% 1/2/97  .    2,000,000
  1,500,000   Mesa Municipal
                Development Corp.
                (West Deutshe
                Landesbank LOC)
                3.50% 1/13/97  .....    1,500,000
  5,600,000   Pima County IDA
                (Tucson Electric
                Power Co.) (Societe
                Generale LOC) 4.15%
                1/2/97  ............    5,600,000
  3,000,000   Pima County IDA
                (Tucson Electric
                Power Co.)
                (Barclays Bank LOC)
                4.20% 1/2/97  ......    3,000,000
                                      -----------
                                       33,300,000
                                      -----------

ARKANSAS -- 2.9%
  7,700,000   Arkansas Development
                Finance Authority
                (Citibank LOC)
                4.15% 1/2/97  ......    7,700,000
                                      -----------
CALIFORNIA -- 3.0%
  3,000,000   California RANS 4.50%
                6/30/97  ...........    3,007,540
  1,000,000   California School
                Cash
                Reserve Program
                4.75% 7/2/97  ......    1,004,320
  1,000,000   Riverside County
                TRANS 4.50% 6/30/97     1,002,843
  3,000,000   San Bernardino County
                TRANS 4.50% 6/30/97     3,008,901
                                      -----------
                                        8,023,604
                                      -----------
CONNECTICUT -- 0.8%
  2,000,000   Connecticut
                Development
                Authority PCR
                (Connecticut Power
                & Light) (Deutsche
                Bank LOC) 4.15%
                1/2/97  ............    2,000,000
                                      -----------
FLORIDA -- 3.3%
  2,600,000   Florida HFA (Multi-
                Family -- Oak Hill)
                (Chemical Bank LOC)
                4.15% 1/2/97  ......    2,600,000
  1,000,000   Florida HFA (Multi-
                Family -- So.
                Pointe) Series 85
                (Chemical Bank LOC)
                4.15% 1/2/97  ......    1,000,000
  2,000,000   Putnam County PCR
                (Seminole Electric)
                (NRUCFC) 3.80%
                3/15/97  ...........    2,000,000
  1,000,000   Putnam County PCR
                (Seminole Electric)
                (NRUCFC) 3.45%
                6/15/97  ...........    1,000,000
  2,000,000   West Orange Memorial
                Hospital Tax
                District (Rabobank
                LOC) 3.55% 1/9/97  .    2,000,000
                                      -----------
                                        8,600,000
                                      -----------
GEORGIA -- 5.4%
  3,000,000   Burke County
                Development
                Authority PCR
                (Oglethorpe Power
                Corp.) (Credit
                Suisse LOC) 3.60%
                1/14/97  ...........    3,000,000


                    See Notes to Financial Statements.

                         FREEDOM TAX EXEMPT MONEY FUND

               INVESTMENTS AS OF DECEMBER 31, 1996 -- (CONTINUED)


   PRINCIPAL
    AMOUNT          DESCRIPTION           VALUE
    ------          -----------           -----
MUNICIPAL SECURITIES -- (CONTINUED)
GEORGIA -- (CONTINUED)
$4,090,000    Fulton County
                Development
                Authority (YMCA
                Project) (Wachovia
                LOC) 4.05% 1/2/97  . $ 4,090,000
 3,000,000    Georgia Municipal Gas
                Authority Series B
                (ABN Amro/Credit
                Suisse/Bayerische
                Landesbank/ Morgan
                Guarantee/Wachovia
                Bank LOC) 4.00%
                1/2/97  ............   3,000,000
 4,100,000    Savannah Port
                Authority IDA (Pier
                One Imports)
                (National
                Westminster LOC)
                4.15% 1/2/97  ......   4,100,000
                                     -----------
                                      14,190,000
                                     -----------

IDAHO -- 1.1%
 3,000,000    Idaho TANS Series 96
                4.50% 6/30/97  .....   3,008,539
                                      -----------
ILLINOIS -- 12.6%
 6,400,000    Chicago O'Hare
                International
                Airport (Societe
                Generale LOC) 4.15%
                1/2/97  ............   6,400,000
 3,600,000    Chicago O'Hare
                International
                Airport Series 84B
                (Societe Generale
                LOC) 4.15% 1/2/97  .   3,600,000
 4,300,000    Illinois Development
                Finance Authority
                (Aurora Central
                Catholic High
                School) (Northern
                Trust LOC) 4.20%
                1/2/97  ............   4,300,000
 1,000,000    Illinois Development
                Finance Authority
                (Lake Forest
                Academy) (Northern
                Trust LOC) 4.20%
                1/2/97  ............   1,000,000
 3,000,000    Illinois Development
                Finance Authority
                (Presbyterian
                Homes) (LaSalle
                National Bank LOC)
                4.20% 1/2/97  ......   3,000,000
 1,000,000    Illinois Development
                Finance Authority
                (A.E. Staley Co.)
                (Union Bank of
                Switzerland LOC)
                4.00% 1/2/97  ......   1,000,000
 6,060,000    Illinois Health
                Facility Authority
                (Evangelical
                Hospital Corp.)
                (FNB Chicago LOC)
                4.10% 1/2/97  ......   6,060,000
 2,000,000    Illinois Health
                Facility Authority
                (University of
                Chicago Hospital)
                (Escrowed in U.S.
                Government
                Securities) 8.10%
                8/1/97  ............   2,087,735
 1,680,000    Illinois State Sales
                Tax Revenue Notes
                (Escrowed in U.S.
                Government
                Securities) 6.88%
                6/15/97  ...........   1,738,676
 2,800,000    Jackson & Union
                Counties Port
                District (Wachovia
                LOC) 4.15% 1/2/97  .   2,800,000
   295,000    Joliet Regional Port
                District (Dow
                Chemical) 5.10%
                1/2/97  ............     295,000
 1,000,000    Lisle HFA (Ashley of
                Lisle Project)
                (Credit Suisse LOC)
                4.00% 1/2/97  ......   1,000,000
                                     -----------
                                      33,281,411
                                     -----------
INDIANA -- 1.3%
 1,000,000    Indiana Bond Bank
                Series 96A-2 4.25%
                1/9/97  ............   1,000,159
 1,500,000    Indianapolis MFHA
                (Canal Square)
                (Societe Generale
                LOC) 4.15% 1/2/97  .   1,500,000
 1,000,000    Whiting Economic
                Development Revenue
                (Amoco) 3.80%
                2/15/97  ...........   1,000,000
                                     -----------
                                       3,500,159
                                     -----------
IOWA -- 0.8%
 1,000,000    Iowa School
                Corporation (FSA
                Insured) Series A
                4.75% 6/27/97  .....   1,005,571
 1,100,000    Iowa School
                Corporation (FSA
                Insured) Series B
                4.50% 1/30/97  .....   1,100,718
                                     -----------
                                       2,106,289
                                     -----------



                       See Notes to Financial Statements.

                         FREEDOM TAX EXEMPT MONEY FUND

   PRINCIPAL
    AMOUNT          DESCRIPTION           VALUE
    ------          -----------           -----
MUNICIPAL SECURITIES -- (CONTINUED)
LOUISIANA -- 4.3%
$3,500,000    Ascension Parish IDA
                (Borden Project)
                (Credit Suisse LOC)
                4.15% 1/2/97  ...... $ 3,500,000
   400,000    East Baton Rouge IDA
                (Georgia Pacific)
                (Toronto Dominion
                Bank LOC) 4.15%
                1/2/97  ............     400,000
 1,600,000    Louisiana Public
                Facility Authority
                (Societe Generale
                LOC) 4.30% 1/2/97  .   1,600,000
 2,000,000    Plaquemines Port
                Harbor & Terminal
                District (Morgan
                Guarantee LOC)
                3.25% 3/17/97  .....   2,000,000
 1,950,000    Plaquemines Port
                Harbor & Terminal
                PCR (Tampa Electric
                Co. Finance Corp.)
                3.65% 1/8/97  ......   1,950,000
 1,900,000    St. Charles Parish
                PCR (Shell Oil)
                4.05% 1/2/97  ......   1,900,000
                                     -----------
                                      11,350,000
                                     -----------

MAINE -- 2.3%
 4,035,000    Maine HEFA (State
                Street Bank LOC)
                4.15% 1/2/97  ......   4,035,000
 2,000,000    Maine TANS 4.50%
                6/27/97  ...........   2,005,831
                                     -----------
                                       6,040,831
                                     -----------
MARYLAND -- 0.4%
 1,100,000    Maryland State Health
                & Higher Education
                Facilities
                Authority (FNB
                Chicago LOC) 4.20%
                1/7/97  ............   1,100,000
                                     -----------
MASSACHUSETTS -- 0.9%
 2,300,000    Massachusetts Bay
                Transportation
                Authority (State
                Street Bank LOC)
                3.63% 3/1/97  ......   2,300,000
                                     -----------
MICHIGAN -- 1.2%
 1,000,000    Cornell Township
                Economic
                Development Corp.
                (Credit Suisse LOC)
                3.50% 1/22/97  .....   1,000,000
 1,000,000    Ingham Economic
                Development Corp.
                (National Australia
                Bank LOC) 4.20%
                1/2/97  ............   1,000,000
 1,000,000    Michigan Municipal
                Bond Authority
                (Escrowed in U.S.
                Government
                Securities) 7.75%
                5/1/97  ............   1,033,849
                                     -----------
                                       3,033,849
                                     -----------
MINNESOTA -- 1.2%
 1,100,000    Duluth Tax Increment
                Revenue (Lake
                Superior Paper
                Industries)
                (Wachovia LOC)
                4.15% 1/2/97  ......   1,100,000
 2,150,000    University of
                Minnesota 3.75%
                2/1/97  ............   2,150,000
                                     -----------
                                       3,250,000
                                     -----------
MISSOURI -- 2.4%
 3,800,000    Columbia Insurance
                Reserve Bonds
                (Toronto Dominion
                Bank LOC) 4.10%
                1/2/97  ............   3,800,000
 2,500,000    Missouri Health &
                Higher Education
                Facilities
                Authority (MBIA
                Insured/Credit
                Suisse LOC) 4.15%
                1/2/97  ............   2,500,000
                                     -----------
                                       6,300,000
                                     -----------
MONTANA -- 0.6%
 1,500,000    Forsyth PCR (Portland
                Gas & Electric)
                (Union Bank of
                Switzerland LOC)
                4.05% 1/2/97  ......   1,500,000
                                     -----------
NEBRASKA -- 0.8%
 2,000,000    Heartland Consumer
                Power District
                (Escrowed in U.S.
                Government
                Securities) 7.63%
                1/2/97  ............   2,040,000
                                     -----------
NEVADA -- 0.6%
 1,600,000    Nevada Department of
                Commerce IDR (FMC
                Corp.) (Barclays
                Bank LOC) 4.00%
                9/15/97  ...........   1,600,000
                                     -----------



                       See Notes to Financial Statements.

                         FREEDOM TAX EXEMPT MONEY FUND

                       INVESTMENTS AS OF DECEMBER 31, 1996


   PRINCIPAL
    AMOUNT          DESCRIPTION           VALUE
    ------          -----------           -----

MUNICIPAL SECURITIES -- (CONTINUED)
NEW HAMPSHIRE -- 0.8%
$2,100,000    New Hampshire
                Business Finance
                Authority
                (Connecticut Light
                & Power) (Canadian
                Imperial Bank of
                Commerce LOC) 4.15%
                1/2/97  ............ $ 2,100,000
                                     -----------
NEW MEXICO -- 0.9%
 2,400,000    Albuquerque GO
                (Canadian Imperial
                Bank of Commerce
                LOC) 4.10% 1/2/97  .   2,400,000
                                     -----------
NEW YORK -- 0.8%
 2,000,000    New York Energy
                Research &
                Development
                Authority (J.P.
                Morgan LOC) 3.30%
                3/15/97  ...........   2,000,000
                                     -----------
NORTH CAROLINA -- 4.2%
 2,000,000    North Carolina
                Eastern Municipal
                Power (Canadian
                Imperial Bank of
                Commerce LOC) 3.50%
                1/13/97  ...........   2,000,000
 4,200,000    North Carolina
                Educational
                Facilities
                Authority (Bowman
                Gray Medical
                School) (Wachovia
                Bank LOC) 4.15%
                1/2/97  ............   4,200,000
 4,900,000    North Carolina
                Educational
                Facilities
                Authority (Moses
                Cone Hospital)
                (Wachovia Bank LOC)
                4.15% 1/2/97  ......   4,900,000
                                     -----------
                                      11,100,000
                                     -----------
OHIO -- 1.1%
 3,000,000    Dublin City School
                District 4.00%
                6/10/97  ...........   3,006,462
                                     -----------
OKLAHOMA -- 1.0%
 2,500,000    Oklahoma City
                Industrial
                Facilities
                Authority (Credit
                Suisse LOC) 3.00%
                1/7/97  ............   2,500,000
                                     -----------
PENNSYLVANIA -- 1.0%
 2,500,000    Delaware County PCR
                (Philadelphia Gas &
                Electric Co.)
                (FGIC/FGIC SPI
                Insured) 3.40%
                1/28/97  ...........   2,500,000
                                     -----------
RHODE ISLAND -- 0.4%
 1,000,000    Rhode Island Port
                Authority (Newport
                Electric Co.)
                (Canadian Imperial
                Bank of Commerce
                LOC) 4.15% 1/2/97  .   1,000,000
                                     -----------
SOUTH CAROLINA -- 4.5%
 4,000,000    Piedmont Municipal
                Power Agency
                (MBIA/Morgan
                Guarantee LOC)
                4.20% 1/2/97  ......   4,000,000
 2,960,000    York County (North
                Carolina Electric)
                (NRUCFC) 3.80%
                3/15/97  ...........   2,960,000
 4,775,000    York County (Saluda
                River Project)
                (NRUCFC) 3.65%
                2/15/97  ...........   4,775,000
                                     -----------
                                      11,735,000
                                     -----------
TENNESSEE -- 1.6%
 1,400,000    Knox County IDA
                (Credit Suisse LOC)
                3.50% 1/15/97  .....   1,400,000
 1,000,000    Metropolitan
                Government of
                Nashville &
                Davidson County
                (Vanderbilt
                University) 3.50%
                1/15/97  ...........   1,000,000
 1,800,000    Metropolitan
                Nashville- Davidson
                County IDA (Credit
                Suisse LOC) (FGIC
                Insured) 3.70%
                1/15/97  ...........   1,800,000
                                     -----------
                                       4,200,000
                                     -----------
TEXAS -- 8.5%
 2,650,000    Austin County IDA
                (Justin Industries
                Inc.) (Citibank
                LOC) 4.10% 1/2/97  .   2,650,000
 5,430,000    Brazos River
                Authority IDA
                (Monsanto Co.
                Project) 4.15%
                1/2/97  ............   5,430,000
 2,000,000    Harris County Health
                System Authority
                (Sisters of
                Charity) (Credit
                Suisse LOC) 3.45%
                1/28/97  ...........   2,000,000
 1,330,000    Hunt County IDA
                (Trico Industries)
                (ABN Amro LOC)
                3.00% 1/7/97  ......   1,330,000



                       See Notes to Financial Statements.

                          FREEDOM TAX EXEMPT MONEY FUND

               INVESTMENTS AS OF DECEMBER 31, 1996 -- (CONTINUED)


   PRINCIPAL
    AMOUNT          DESCRIPTION           VALUE
    ------          -----------           -----

MUNICIPAL SECURITIES -- (CONTINUED)
TEXAS -- (CONTINUED)
$    3,000,000 Mansfield IDA (Pier
                One Imports) (National
                Westminster LOC)
                4.15% 1/2/97  ...... $  3,000,000
     8,000,000 Texas TRANS 4.75%
                8/29/97.                8,040,457
                                      -----------
                                       22,450,457
                                      -----------
UTAH -- 4.4%
     1,000,000 Intermountain Power
                Agency (Morgan
                Guaranty LOC) 3.93%
                6/16/97  ...........    1,000,000
     3,000,000 Intermountain Power
                Agency (Swiss Bank
                LOC) 3.75% 3/17/97      3,000,000
     7,700,000 Utah State Board of
                Regents (AMBAC
                Insured/ Swiss Bank
                LOC) 4.15% 1/2/97  .    7,700,000
                                      -----------
                                       11,700,000
                                      -----------

VIRGINIA -- 1.9%
     2,900,000 Hampton Roads RJA
                (Wachovia Bank LOC)
                4.15% 1/2/97  ......    2,900,000
     2,000,000 Harrisonburg
                Redevelopment and
                Housing Revenue
                Bonds (Bank One
                LOC) 4.15% 1/2/97  .    2,000,000
                                      -----------
                                        4,900,000
                                      -----------
WASHINGTON -- 1.6%
     1,000,000 Seattle Municipal
                Light & Power
                (Morgan Guaranty
                LOC) 3.63% 1/10/97      1,000,000
     3,100,000 Seattle Water System
                (Bayerische
                Landesbank LOC)
                4.15% 1/2/97  ......    3,100,000
                                      -----------
                                        4,100,000
                                      -----------
WISCONSIN -- 2.3%
     4,000,000 Alma PCR (Dairyland
                Power Cooperative)
                (Rabobank LOC)
                4.00% 1/2/97  ......    4,000,000
     2,000,000 Milwaukee RANS 3.50%
                2/27/97  ...........    2,000,835
                                      -----------
                                        6,000,835
                                      -----------
TOTAL INVESTMENTS -- 96.6%  .......   254,017,436(a)
Other Assets & Liabilities,
 Net -- 3.4% ......................     9,071,663
                                      -----------
TOTAL NET ASSETS -- 100.0 % .......  $263,089,099
                                     ============

Legend:
GO -- General Obligation Bonds
HCA -- Health Care Authority
HEFA -- Health Education  Finance Authority
HFA -- Housing Finance Authority
IDA-- Industrial Development Authority
IDR -- Industrial Development Revenue
LOC -- Letter of Credit
MFHA -- Multi-Family Housing Authority
NRUCFC -- National Rural Utilities Cooperative Finance Corporation PCR -- Pollution Control Revenue
RANS -- Revenue  Anticipation  Notes
TANS -- Tax  Anticipation  Notes
TRANS -- Tax & Revenue Anticipation Notes

Insurance Abbreviations:
AMBAC -- American Municipal Bond  Assurance  Corporation
FGIC --  Federal  Guaranty  Insurance  Corporation
FGIC-SPI -- Federal Guaranty Insurance Corporation- Securities Purchase Inc. FSA -- Financial Security Assurance
MBIA -- Municipal  Bond  Investors  Assurance

Maturity dates for many bonds and notes represent the next scheduled date at which the interest rate may be adjusted or a demand or put feature may be exercised.
 -------------
(a) Cost for tax purposes is the same.




                        See Notes to Financial Statements

     FREEDOM GROUP OF MONEY FUNDS
  STATEMENTS OF ASSETS AND LIABILITIES
            December 31, 1996


                                                            FREEDOM        FREEDOM       FREEDOM
                                                              CASH        GOVERNMENT   TAX EXEMPT
                                                           MANAGEMENT     SECURITIES      MONEY
                                                              FUND           FUND         FUND
                                                              ----           ----         ----

ASSETS
   Investments, at amortized cost .................       $1,612,123,071 $299,667,765  $254,017,436
   Cash ...........................................              105,882    4,155,039     3,966,775
   Receivable for Fund shares sold ................           27,493,864    6,484,434     3,948,876
   Interest receivable ............................            1,315,500       15,286     1,651,478
   Prepaid expenses ...............................               81,738       17,403        16,008
   Other assets ...................................               65,871       18,473        21,495
                                                           -------------  -----------   -----------
    TOTAL ASSETS ..................................        1,641,185,926  310,358,400   263,622,068
                                                           -------------  -----------   -----------
LIABILITIES
   Payable for Fund shares redeemed ...............            2,119,040      130,153       288,635
   Dividends payable ..............................              222,460       39,959        23,618
   Accrued expenses:
      Investment adviser's fee ....................              646,186      135,695       117,067
      Transfer agent & shareholder servicing fee ..              720,804       63,900        55,073
      Accrued custodian fees ......................               83,921       18,947         2,022
      Trustees' fee ...............................               14,943        5,378         5,196
      Other .......................................               92,903       26,246        41,358
                                                           -------------  -----------   -----------
    TOTAL LIABILITIES .............................            3,900,257      420,278       532,969
                                                           -------------  -----------   -----------
NET ASSETS ........................................       $1,637,285,669 $309,938,122  $263,089,099
                                                          ============== ============  ============
NET ASSETS CONSIST OF:
   Capital paid in ................................       $1,637,436,719 $309,931,785  $263,081,339
   Accumulated net realized gain (loss) ...........             (151,050)       6,337         7,760
                                                           -------------  -----------   -----------
                                                          $1,637,285,669 $309,938,122  $263,089,099
                                                          ============== ============  ============
SHARES ISSUED AND OUTSTANDING (UNLIMITED SHARES
 AUTHORIZED) ......................................        1,637,436,719  309,931,785   263,081,339
                                                           -------------  -----------   -----------
NET ASSET VALUE PER SHARE .........................       $         1.00 $       1.00  $       1.00
                                                          ============== ============  ============



                       See Notes to Financial Statements.

       FREEDOM GROUP OF MONEY FUNDS
        STATEMENTS OF OPERATIONS
      Year Ended December 31, 1996


                                                                 FREEDOM      FREEDOM      FREEDOM
                                                                  CASH       GOVERNMENT   TAX EXEMPT
                                                                MANAGEMENT   SECURITIES      MONEY
                                                                  FUND         FUND          FUND
                                                                  ----         ----          ----

INTEREST INCOME ...................................            $81,958,389  $16,498,218  $ 9,912,850
                                                             -------------  -----------   -----------
EXPENSES
   Investment adviser's fee .......................              6,993,034    1,573,331    1,434,813
   Transfer agent & shareholder services ..........              2,795,745      244,045      204,165
   Custodian ......................................                292,286       65,095        1,830
   Printing, postage and stationery ...............                143,240       32,870       33,840
   Registration expense ...........................                142,295       64,610       48,555
   Insurance expense ..............................                 48,816       10,743        9,778
   Legal ..........................................                 42,330        4,505       24,880
   Audit ..........................................                 39,830       10,970       36,110
   Compensation of Trustees .......................                 36,760       14,660       13,145
   Other ..........................................                 60,632       14,089       11,838
                                                             -------------  -----------   -----------
   TOTAL EXPENSES .................................             10,594,968    2,034,918    1,818,954
                                                             -------------  -----------   -----------
NET INVESTMENT INCOME .............................             71,363,421   14,463,300    8,093,896
                                                             -------------  -----------   -----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........                (3,685)           52       --
                                                             -------------  -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $71,359,736  $14,463,352   $8,093,896
                                                               ===========  ===========   ==========



                    See Notes to Financial Statements.

      FREEDOM GROUP OF MONEY FUNDS
   STATEMENTS OF CHANGES IN NET ASSETS




                                                                        FREEDOM                            FREEDOM
                                                                  CASH MANAGEMENT FUND            GOVERNMENT SECURITIES FUND
                                                             ------------------------------       ------------------------------
                                                             YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                1996              1995               1996              1995
                                                             ------------      ------------       ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS:
      Net investment income .........................       $  71,363,421     $  64,952,356       $  14,463,300      $ 13,913,080
      Net realized gain (loss) on investments .......              (3,685)          --                       52             8,262
                                                            -------------     -------------       -------------      ------------
      Net increase in net assets resulting from
        operations ..................................          71,359,736        64,952,356          14,463,352        13,921,342
  DIVIDENDS TO SHAREHOLDERS .........................         (71,363,421)      (64,952,356)        (14,463,300)      (13,913,080)
                                                            -------------     -------------       -------------      ------------
                                                                   (3,685)          --                       52             8,262
                                                            -------------     -------------       -------------      ------------
  CAPITAL SHARE TRANSACTIONS:
    (At Net Asset Value of $1 per share)
     Proceeds from sale of shares ...................       5,556,198,753     4,507,108,299       1,060,548,970     1,187,233,854
     Net asset value of shares issued to share-
       holders in reinvestment of dividends .........          69,100,632        62,392,885          13,800,298        13,179,702
     Cost of shares redeemed ........................      (5,334,634,861)   (4,306,537,450)     (1,081,811,460)   (1,151,455,435)
                                                            -------------     -------------       -------------      ------------
      Net increase (decrease) from capital share
       transactions .................................         290,664,524       262,963,734          (7,462,192)       48,958,121
                                                            -------------     -------------       -------------      ------------
     Net increase (decrease) in net assets ..........         290,660,839       262,963,734          (7,462,140)       48,966,383

  NET ASSETS:
     Beginning of year ..............................       1,346,624,830     1,083,661,096         317,400,262       268,433,879
                                                            -------------     -------------       -------------      ------------
     End of year ....................................     $ 1,637,285,669   $ 1,346,624,830     $   309,938,122   $   317,400,262
                                                          ===============   ===============     ===============   ===============

  DIVIDENDS TO SHAREHOLDERS PER
   SHARE ............................................     $        0.0476   $        0.0526     $        0.0460   $        0.0500
                                                          ===============   ===============     ===============   ===============


                                                                         FREEDOM
                                                                   TAX EXEMPT MONEY FUND
                                                               ------------------------------
                                                                YEAR ENDED        YEAR ENDED
                                                               DECEMBER 31,      DECEMBER 31,
                                                                   1996              1995
                                                               ------------      ------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS:
      Net investment income .........................           $  8,093,896      $  8,713,802
      Net realized gain (loss) on investments .......                 --                --
                                                                ------------      ------------
      Net increase in net assets resulting from
        operations ..................................              8,093,896         8,713,802
  DIVIDENDS TO SHAREHOLDERS .........................             (8,093,896)       (8,713,802)
                                                                ------------      ------------
                                                                      --                --
                                                                ------------      ------------
  CAPITAL SHARE TRANSACTIONS:
    (At Net Asset Value of $1 per share)
     Proceeds from sale of shares ...................          1,066,733,465     1,033,773,788
     Net asset value of shares issued to share-
       holders in reinvestment of dividends .........              7,489,562         8,090,985
     Cost of shares redeemed ........................         (1,085,210,380)   (1,015,833,634)
                                                                ------------      ------------
      Net increase (decrease) from capital share
       transactions .................................            (10,987,353)       26,031,139
                                                                ------------      ------------
     Net increase (decrease) in net assets ..........            (10,987,353)       26,031,139

  NET ASSETS:
     Beginning of year ..............................            274,076,452       248,045,313
                                                                ------------      ------------
     End of year ....................................        $   263,089,099   $   274,076,452
                                                             ===============   ===============

  DIVIDENDS TO SHAREHOLDERS PER
   SHARE ............................................        $        0.0283   $        0.0319
                                                             ===============   ===============




                    See Notes to Financial Statements.

                              FREEDOM MUTUAL FUND
                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                          NOTES TO FINANCIAL STATEMENTS


    NOTE 1. ACCOUNTING POLICIES. Freedom Mutual Fund and Freedom Group of Tax Exempt Funds (the "Trusts") are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended, as open-end management companies. The Agreements and Declarations of Trust permit the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets and operating as a separate distinct fund (a "Fund"). The Freedom Mutual Fund consists of the Freedom Cash Management Fund and the Freedom Government Securities Fund. The Freedom Group of Tax Exempt Funds consists of the Freedom Tax Exempt Money Fund and the Freedom California Tax Exempt Money Fund. The financial statements of the Freedom California Tax Exempt Money Fund are included in a separate annual report for that Fund.

    The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Security Valuation and Transactions. Each Trust values its portfolio securities utilizing the amortized cost valuation method. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Investment securities transactions are accounted for on the date the securities are purchased or sold.

    Expenses. The majority of the expenses of each Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable as belonging to a specific Fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

    Trustees' fees of $6,000 per Trust, per year, plus $250 per meeting of the Board of Trustees and $350 per meeting of any committee thereof, are paid to each Trustee who is not an interested person of the Trusts. No remuneration is paid by either Trust to any Trustee or officer of that Trust who is affiliated with Freedom Capital Management Corporation, the Trusts' adviser.

    The Trusts have entered into an insurance agreement with ICI Mutual Insurance Company under which each Trust pays both an annual insurance premium and a one-time reserve premium, and is committed to provide additional funds of up to 300% of its initial annual premium if and when called upon.

                               FREEDOM MUTUAL FUND
                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Federal Income Tax. It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the intention of the Funds to make sufficient distributions to shareholders to avoid imposition of excise tax on undistributed amounts under the Internal Revenue Code. Therefore, no federal income or excise tax provision is required.

    Interest Income and Dividends to Shareholders. Interest income is accrued as earned. Dividends to shareholders are declared daily from net investment income, which consists of interest accrued or discount earned (including original issue and market discount) less amortization of premium and the estimated expenses of the Fund applicable to the dividend period.

    Other. Investment security transactions are accounted for on the date the securities are purchased or sold. The custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. In connection with transactions in repurchase agreements, if the seller defaults and the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be limited or delayed.

    The Funds may purchase or sell securities on a when-issued basis. Payment and delivery may take place more than a week after the date of the transaction. The price that will be paid for the underlying securities is fixed at the time the transaction is negotiated.

    NOTE 2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS. Freedom Capital Management Corporation ("FCMC") is the parent of Freedom Distributors Corporation as well as an affiliate of Sutro & Co., Inc. ("Sutro") and Tucker Anthony Incorporated ("Tucker Anthony"). All are wholly owned subsidiaries of Freedom Securities Corporation ("Freedom Securities"), formerly John Hancock Freedom Securities. On November 29, 1996, John Hancock Subsidiaries, Inc. sold approximately 95% of its interest in Freedom Securities to an investor group which will include certain members of management and employees of Freedom Securities and its subsidiaries, including FCMC. The consummation of the transaction resulted in a change of control of the Adviser, causing the advisory agreement between FCMC and the Trust, on behalf of each of the Funds, to be "assigned," as such term is defined under the Investment Company Act of 1940. Shareholders have subsequently approved the new advisory agreement, as necessitated by this change in control. The new advisory agreement is substantially the same as the prior advisory agreement.

    FCMC, the investment advisor of the Funds, furnishes the Funds with administration and other services and office facilities in Boston. For these services and facilities, each Fund pays a monthly fee, computed separately for each Fund, based upon the average daily net asset value of each Fund, at the annual rate of one half of one percent (.50%) on the first $500 million of average daily net assets and forty-five hundreths of one percent (.45%) for average daily net assets in excess of that amount. The Funds themselves pay no salaries or compensation to any of their officers.

                              FREEDOM MUTUAL FUND
                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Tucker Anthony, Sutro and Freedom Distributors Corporation act as distributors of the Trusts' shares and receive no compensation for such services. Freedom Services Corp. (formerly John Hancock Clearing Corporation), an affiliate of Tucker Anthony, received reimbursements from the Funds for maintaining and servicing certain shareholder accounts for the year ended December 31, 1996 as follows:

     CASH                          GOVERNMENT                          TAX
  MANAGEMENT                       SECURITIES                      EXEMPT MONEY
     FUND                             FUND                             FUND
  ----------                       ----------                      ------------
  $1,343,515                        $116,155                         $94,335
  ==========                        ========                         =======

    John Hancock Signature Services, Inc. ("JHSS"), formerly John Hancock Investor Services, Corp., a wholly-owned subsidiary of the Berkeley Financial Group is transfer agent for the Funds. JHSS received the following from the Funds for the year ended December 31, 1996:

     CASH                          GOVERNMENT                          TAX
  MANAGEMENT                       SECURITIES                      EXEMPT MONEY
     FUND                             FUND                             FUND
  ----------                       ----------                      ------------
  $1,452,230                        $127,890                         $109,830
  ==========                        ========                         ========

    NOTE 3. Purchases and sales (including maturities) of investments (excluding repurchase agreements) for the year ended December 31, 1996 were as follows:

                                    CASH           GOVERNMENT          TAX
                                 MANAGEMENT        SECURITIES     EXEMPT MONEY
                                    FUND              FUND            FUND
                                 ----------        ----------     ------------

Purchases
 U.S. Government ..........    $  178,720,375    $1,586,318,930        --
 Other ....................     6,945,093,668          --         $ 771,272,900
Sales
 U.S. Government ..........       222,000,000     1,618,561,629        --
 Other ....................     6,621,250,638          --          785,038,000

           NO SALES OR REDEMPTION CHARGES

                    DISTRIBUTORS

          Freedom Distributors Corporation
                 One Beacon Street
          Boston, Massachusetts 02108-3105

                Telephone Toll Free
                    800-453-8206


                 INVESTMENT ADVISER


       Freedom Capital Management Corporation
                 One Beacon Street
          Boston, Massachusetts 02108-3105

              TRANSFER AND SHAREHOLDER
                   SERVICES AGENT


               John Hancock Signature
               Services, Incorporated
                   P.O. Box 9102
          Boston, Massachusetts 02205-9102


                Telephone Toll Free
                    800-257-3336

                [Flag Logo] FREEDOM
                GROUP OF MONEY FUNDS

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information, or representations must not be relied upon as having been authorized by the Funds or their Distributors. This
Prospectus does not constitute an offering by the Funds or by the Distributors in any jurisdiction in which such offering may not lawfully be made.

                                         F01ARR 0296

                   FREEDOM GROUP
                   OF MONEY FUNDS

                    [Flag Logo}

                      FREEDOM
                  CASH MANAGEMENT
                        FUND
                         o
                      FREEDOM
                     GOVERNMENT
                   SECURITIES FUND
                         o
                      FREEDOM
                     TAX EXEMPT
                     MONEY FUND


            PROSPECTUS AND ANNUAL REPORT
                 DECEMBER 31, 1996

                       STATEMENT OF ADDITIONAL INFORMATION


                               FREEDOM MUTUAL FUND
                          Freedom Cash Management Fund
                       Freedom Government Securities Fund

                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                          Freedom Tax Exempt Money Fund
                                  (The "Funds")




         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Prospectus dated February 28, 1997, which may be obtained at no charge from Freedom Distributors Corporation, One Beacon Street, Boston, Massachusetts 02108. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is February 28, 1997.

                                TABLE OF CONTENTS

                                                                                                               Page


GENERAL INFORMATION...............................................................................................1

INVESTORS FOR WHOM THE TRUSTS ARE DESIGNED........................................................................2

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
     Additional Information on Investments - Mutual Fund Only.....................................................2
     Additional Information on Investments - Tax Exempt Money Fund Only...........................................4
     Special Types of Municipal Securities - Tax Exempt Money Fund Only...........................................6
     Temporary Taxable Investments - Tax Exempt Money Fund Only...................................................7
     Risk Considerations - Tax Exempt Money Fund Only.............................................................8

INVESTMENT RESTRICTIONS...........................................................................................8
     Cash Management Fund and Government Securities Fund..........................................................8
     Tax Exempt Money Fund.......................................................................................10

PORTFOLIO TRANSACTIONS...........................................................................................12

CURRENT YIELD....................................................................................................12
     Yield Information...........................................................................................13

ADDITIONAL INFORMATION ON REDEMPTION.............................................................................13

NET ASSET VALUE..................................................................................................13

ADDITIONAL INFORMATION ON TAXES..................................................................................15
     Cash Management Fund and Government Securities Fund.........................................................15
     Tax Exempt Money Fund.......................................................................................16

MANAGEMENT OF THE TRUSTS.........................................................................................17

THE INVESTMENT ADVISER...........................................................................................19

DISTRIBUTION OF SHARES OF THE TRUSTS.............................................................................20

CUSTODIAN........................................................................................................20

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS.................................................................21

INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
      RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROs").....................................................22


                               GENERAL INFORMATION

         Freedom Mutual Fund and Freedom Group of Tax Exempt Funds are open-end management investment companies organized as Massachusetts business trusts on December 22, 1980 and June 1, 1982, respectively. Freedom Mutual Fund (the "Mutual Fund") has two series, Freedom Cash Management Fund (the "Cash Management Fund") and Freedom Government Securities Fund (the "Government Securities Fund"). Freedom Group of Tax Exempt Funds (individually the "Tax Exempt Trust" and collectively with the Mutual Fund the "Trusts") currently has two series, Freedom Tax Exempt Money Fund (the "Tax Exempt Money Fund") and Freedom California Tax Exempt Money Fund, which is described in a separate prospectus and statement of additional information. Each of the Cash Management Fund and the Government Securities Fund seeks to obtain as high a rate of current income from investments in specified short-term money market instruments as is consistent with maintaining liquidity and preservation of capital. The Tax Exempt Money Fund seeks to obtain as high a rate of current income exempt from federal income taxes as is consistent with the maintenance of liquidity and preservation of capital by investing primarily in specified tax exempt, short-term money market instruments.

         The assets received by the Trusts from the issue and sale of shares of each Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to that Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.


         Each share of a Fund has equal dividend, redemption and liquidation rights with other shares of that Fund and when issued is fully paid and nonassessable. Under the Trusts' Master Trust Agreements, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trusts called a meeting of shareholders on December 16, 1996 at which time shareholders elected the Board of Trustees. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders for a vote, the holder of each share of a Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Under the Master Trust Agreements, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of a Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. The Master Trust Agreements also provide that if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder lists or inform them of the cost involved if the Trusts forward materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.


         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

                   INVESTORS FOR WHOM THE TRUSTS ARE DESIGNED

         The following information supplements the discussion of the Funds' investment objectives and policies in the Prospectus of the Funds.

         The Trusts offer the economic advantages of block purchases of securities and diversification. Securities and instruments of the types in which the Funds invest are not generally available in denominations of less than $100,000, and in many cases the minimum denominations are substantially higher. Typically, higher yields are not available unless money market instruments are bought directly from issuers in amounts of $1,000,000 or more. The Trusts also offer investors the opportunity to participate in a more diversified selection of short-term securities than the size of each investor's own portfolio might otherwise permit.

         Investment in the Trusts may also relieve the investor of several administrative burdens usually associated with the direct purchase of money market instruments, such as coordinating maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and/or sell and maintaining separate principal and income records. Furthermore, purchasers electing and complying with the procedures for expedited redemption have the convenience, if a redemption order is received before 12:00 noon, New York time, on a business day on which the New York Stock Exchange is open, of having the proceeds from the redemption of their shares remitted to their bank account at a member bank of the Federal Reserve System by Federal Funds wire for use on the same business day, provided that the federal wire system is open. In addition, shareholders availing themselves of the Trust's check redemption program have the convenience of making redemptions merely by writing a check. See "How to Redeem Shares" in the Prospectus. All such advantages, however, will be reduced to the extent of the expenses and losses of the Fund in which you invest (including losses from portfolio transactions or from defaults, if any, in payments of interest or principal by issuers).

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Prospectus.

Additional Information on Investments - Mutual Fund Only

         The Cash Management Fund may invest in all categories of investments described below, whereas the Government Securities Fund may invest only in U.S. Treasury securities, U.S. Government agency securities and repurchase agreements with respect to which the underlying securities are in those two categories.

         U.S. Treasury Securities: Either Fund may invest in the various types of marketable securities issued by the U.S. Treasury, which consist of bills, notes and bonds. Such securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

         U.S. Government Agency Securities: Either Fund may invest in U.S. Government agency securities, which are obligations guaranteed as to principal and interest by an agency or instrumentality of the U.S. Government. Some U.S. Government agency securities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States Treasury; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. The Government Securities Fund will not invest in the securities issued by the Federal National Mortgage Association or any other instrumentality where the bonds are supported only by the credit of that instrumentality. Subject to the foregoing, the Funds may invest in all types of U.S. Government agency securities currently outstanding or issued in the future.

         Domestic and Foreign Issuers. The Cash Management Fund may invest in U.S. dollar-denominated time deposits, certificates of deposit, bankers' acceptances of U.S. banks and their branches located outside of the U.S., U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. The Cash Management Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks. These short-term instruments may include obligations bearing fixed, floating or variable interest rates.

         Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Cash Management Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Certificates of deposit are interest-bearing negotiable certificates issued by banks or financial institutions against funds deposited in the issuing institution.

         The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of portfolio securities may be held outside of the U.S. and the Cash Management Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

         Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

         Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

         Variable and Floating Rate Instruments. The Cash Management Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the securities that meets certain requirements set forth in Rule 2a-7 of the Investment Company Act of 1940. Variable rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next adjustment of the interest rate. Other variable rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         Repurchase Agreements. Both Funds may invest in securities subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in U.S. Government securities. A repurchase agreement is characterized as an instrument under which the purchaser (i.e., the Fund) acquires ownership of the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities will only consist of U.S. Treasury or Government agency securities in the case of the Government Securities Fund, and those securities plus certificates of deposit, commercial paper or bankers' acceptances in the case of the Cash Management Fund. Repurchase agreements will be entered into with primary dealers for periods not to exceed seven days. Each repurchase agreement will be fully collateralized with respect to both principal and interest for the entire term of the agreement. Upon payment, possession of all of the underlying collateral will be transferred to an agent of a Fund for the term of the agreement. If a particular bank or securities dealer defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it receives in the sale of collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

Additional Information on Investments - Tax Exempt Money Fund Only

         Following purchase by the Tax Exempt Money Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Tax Exempt Money Fund. Neither event requires a sale of such security by the Fund, although Freedom Capital Management Corporation (the "Adviser") will consider such event to be relevant in determining whether the Fund should continue to hold such security in its portfolio. If the rating accorded by a Nationally Recognized Statistical Rating Organization ("NRSRO") for Municipal Securities changes due to changes in the rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained herein.

         The  two  principal   classifications   of  Municipal   Securities  are
"municipal notes" and "municipal bonds."

         Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

         1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as revenues available under federal revenue sharing programs.

         3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         4. Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         5. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and waste and sewer systems. The basic security behind a general obligation bond is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2.  Revenue   Bonds.   Revenue   bonds  fund  two  sorts  of  projects,
publicly-operated facilities ("revenue bonds") and privately-operated facilities ("industrial development bonds").

                  (a) Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, waste and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

                  (b) Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance privately-operated public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         There are also other types of Municipal Securities that are, or may become, available which are similar to the foregoing municipal notes and municipal bonds. Municipal Securities are sometimes supported by an irrevocable, unconditional external agreement (normally a bank letter of credit) from a bank whose own securities are of high quality in order to improve the credit rating of the Municipal Security. Such external agreement may be issued by a foreign bank.

         For the purpose of the Tax Exempt Money Fund's investment restrictions set forth beginning on page 10, the identification of the "issuer" of Municipal Securities which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities. In the case of industrial development bonds, the "issuer" is the user of the facility, which is usually a non-governmental entity.

         Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Securities may be materially affected. The Tax Exempt Money Fund may invest more than 25% of its total assets in Municipal Securities the interest upon which is paid from revenues of similar types of projects. There could be economic, business or political developments which might affect all Municipal Securities of a similar type. However, the Tax Exempt Money Fund believes that the most important consideration affecting credit risk is the quality of particular issues of Municipal Securities, rather than factors affecting all, or broad classes of, Municipal Securities.


     On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.


Special Types of Municipal Securities - Tax Exempt Money Fund Only

         In addition to the general types of Municipal Securities discussed above, the Tax Exempt Money Fund may invest in the following Municipal Securities.

         When-Issued Securities. Municipal Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of municipal notes; during the period between purchase and settlement, no payment is made by the Tax Exempt Money Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income. It is the Fund's intention, however, to be fully invested to the extent practicable, subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

         In accordance with Securities and Exchange Commission policy, whenever the Tax Exempt Money Fund agrees to purchase securities on a when-issued basis, its custodian will set aside cash or portfolio securities equal to the amount of the commitment in a separate account. If necessary, additional assets will be placed in the account daily so that the value of the account will equal the amount of the Fund's purchase commitment. When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then-available cash flow, sale of securities held in the separate account, cash held in the separate account or otherwise, sale of other securities or, although it would not normally expect to do so, from the sale of the when- issued securities themselves (which may have a value greater or less than the Fund's payment obligations). To the extent that the Fund sets aside portfolio securities to satisfy its purchase commitment for when-issued securities, there will be a greater possibility of fluctuation in market value of the Fund's shares (see "Pricing of Our Shares" in the Prospectus) than if the Fund were to set aside cash. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

         Variable Rate and Floating Rate Instruments. The Tax Exempt Money Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the securities that meets certain requirements set forth in Rule 2a-7 of the Investment Company Act of 1940. Variable rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next adjustment of the interest rate. Other variable rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Temporary Taxable Investments - Tax Exempt Money Fund Only

         Although the Tax Exempt Money Fund will be invested primarily in Municipal Securities, the Fund is authorized to place up to 20% of its net assets in taxable investments or in cash reserves during normal market conditions for liquidity reasons. During periods of uncertain market conditions, the Fund may place more than 20% of its total assets for temporary defensive purposes in taxable investments or cash reserves. The taxable investments in which the Fund may invest are:

                  (a) obligations of the U.S. Government and its agencies and instrumentalities (not all of such obligations are backed by the full faith and credit of the United States; for example, bonds issued by Federal National Mortgage Association, a private corporation, are backed only by the credit of the issuing instrumentality);

                  (b)   certificates  of  deposit,   bankers'   acceptances  and
         short-term obligations of domestic branches of U.S. banks with total assets of $1 billion or more;

                  (c) commercial paper rated A-1 by Standard & Poor's, Prime-1 by Moody's (or equivalently rated by another NRSRO), or, if not rated, of equivalent investment quality as determined by the Adviser;

                  (d) short-term debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by Moody's (Aaa or Aa), Standard & Poor's (AAA or AA) or Fitch (AAA or AA) (or equivalently rated by another NRSRO); and

                  (e) repurchase agreements with respect to an underlying security which would otherwise qualify for investment by the Fund.

         Temporary taxable investments of up to 20% of total assets may also be made in anticipation of redemptions, pending investment of proceeds from subscription for Fund shares or from the sale of portfolio securities, or because of market conditions or the scarcity of suitable tax exempt securities. Interest income from such investments will be taxable to shareholders as ordinary income under federal tax laws. Consequently, the Fund intends to invest its assets in Municipal Securities to the maximum extent possible and prudent.

         Repurchase Agreements. Repurchase agreements maturing in more than seven days, together with any other illiquid instruments held by the Tax Exempt Money Fund (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), will not, at the time entered into, exceed 10% of the net assets of such Fund. Because of their short maturity, repurchase agreements provide liquidity to the Fund while allowing the Fund to remain fully or substantially invested. The Fund will only enter into repurchase agreements of one business day's maturity and only with broker/dealers with substantial capital or major U.S. banks. Each repurchase agreement will be fully collateralized with respect to both principal and interest by U.S. Treasury instruments for the entire term of the agreement. Upon payment, possession of all underlying collateral will be transferred to an agent of the Fund for the term of the agreement. If a particular securities dealer or bank defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

Risk Considerations - Tax Exempt Money Fund Only

         There can be no assurance that the Tax Exempt Money Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Fund may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the short-term Municipal Securities market.

         Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligations and the rating of the issue.

         The policies described above in this section are not fundamental and may be changed upon notice to shareholders.

         Tax exempt securities purchased on a when-issued basis are subject to changes in value as a result of changes in interest rates in the same way that securities held in the Fund's portfolio are. Purchasing tax exempt securities on a when-issued basis can thus involve a risk that yields available in the market when delivery takes place may actually be higher than those obtained in the when-issued transaction.

                             INVESTMENT RESTRICTIONS

Cash Management Fund and Government Securities Fund

         The following investment restrictions apply to both the Cash Management Fund and Government Securities Fund. They may not be changed without a shareholder vote, shareholders of each Fund voting separately to change restrictions applying to their Fund. A change requires the affirmative vote of a majority of a Fund's outstanding shares, which as used in this Statement means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of that Fund's outstanding shares.

         With respect to investment restrictions Number 1 through 10 below, neither Fund may:

         1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell puts, calls, straddles, spreads or combinations thereof.

         2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of that Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, that Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

         3. Act as an underwriter of securities of other issuers.

         4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, and, with regard to the Cash Management Fund, commercial paper exempt from registration to Section 4(2) of the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of that Fund's net assets would be invested in such securities.


         5. Purchase any securities if, immediately after such purchase, more than 25% of the value of that Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury securities, Government agency securities and bank obligations. Neither all finance companies as a group nor all utility companies as a group are considered a single industry for purposes of this restriction.

         6. Purchase securities of any one issuer, other than U.S. Treasury securities or Government agency securities, if immediately after such purchase, more than 5% of the value of that Fund's total assets would be invested in such issuer.

         7. Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences.

         8. Purchase or sell real estate.

         9. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

         10. Make loans, except that a Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objective and policies.


         11. Issue any class of securities senior to any other class of securities, except that each Fund may purchase when-issued securities as described under "Investment Objectives and Policies".

         12. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.


         The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 12 through 15 below, the Funds may not:


         13. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of the securities of money market mutual funds.

         14. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         15. Invest more than 5% of either Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years.

         16. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         17. Neither Fund currently intends to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.


         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

Tax Exempt Money Fund

         The following investment restrictions apply to the Tax Exempt Money Fund. They may not be changed without a shareholder vote. A change requires the affirmative vote of a majority of the Fund's outstanding shares, which as used in this Statement means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. With respect to investment restrictions Number 1 through 12 below, the Fund may not:

         1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell straddles, spreads, or combinations thereof.

         2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, the Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

         3. Act as an underwriter of securities of other issuers, except to the extent that the purchase of Municipal Securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.

         4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities.

         5. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in general municipal obligations and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         6. Purchase securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer.

         7. Acquire more than 10% of any class of securities of an issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities which are backed by the full faith and credit of the United States.

         8. Purchase or sell real estate, except this shall not prevent the Fund from investing in Municipal Securities secured by real estate or interests therein.

         9. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

         10. Make loans, except that the Fund may hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.

         11. Issue any class of securities senior to any other class of securities, except that the Fund may purchase when-issued securities as described under "Investment Objectives and Policies."

         12. Invest more than 25% of its total assets within a single state of the United States or the District of Columbia.

         13. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 14 through 17 below, the Fund may not:

         14. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of the securities of money market mutual funds.

         15. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         16. Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years, except obligations issued or guaranteed by the U.S. Government or its agencies, or Municipal Securities (other than industrial development bonds) (for this purpose the period of operation of the issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

         17. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         18. The Fund does not currently intend to invest all of its assets in the securities of a single open- end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         For the purposes of the limitations set forth in paragraphs 5, 6, 7, 16 and 17, the Fund will regard the entity which has the ultimate responsibility for the payment of principal and interest as the issuer.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                             PORTFOLIO TRANSACTIONS

         The Advisory Agreements authorize the Adviser (subject to the control of the Boards of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. They direct the Adviser to use its best efforts to obtain the best overall terms for the Trusts, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.


         With respect to the Cash Management Fund and the Government Securities Fund, the Adviser generally will purchase portfolio securities for both Funds either directly from the issuer or from dealers who specialize in "money market" instruments. During the last three fiscal years ended December 31, 1994, 1995, and 1996 the Cash Management Fund and the Government Securities Fund paid no brokerage commissions.

         With respect to the Tax Exempt Money Fund, purchases and sales of the Fund's portfolio securities are generally placed by the Adviser with the issuer, the issuer's underwriter or with a primary market maker. Usually no brokerage commission is paid, although the price usually includes an undisclosed compensation. (Transactions with primary market makers reflect the spread between bid and asked prices; purchases of underwritten issues include an underwriting fee paid by the issuer to the underwriter.) During the last three fiscal years ended December 31, 1994, 1995 and 1996, the Tax Exempt Money Fund paid no brokerage commissions.


         With respect to all of the Funds, to the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Trusts with research services such as credit analysis. Any such research services would be available for use on all investment advisory accounts of the Adviser.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Trusts. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including any Fund. In some instances, this investment procedure may adversely affect the price paid or received by any Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for any Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


         In no instance will portfolio securities be purchased from or sold to Tucker Anthony Incorporated ("Tucker Anthony"), Sutro & Co. Incorporated ("Sutro") or any affiliated person (as defined in the 1940 Act) thereof.


         The Board of Trustees of the Mutual Fund has determined that any portfolio transaction for the Mutual Fund may be executed through Tucker Anthony or Sutro, if, in the Adviser's judgment, the use of Tucker Anthony or Sutro is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Tucker Anthony or Sutro charges the Mutual Fund a commission rate consistent with those charged by Tucker Anthony or Sutro to comparable unaffiliated customers in similar transactions. Neither Tucker Anthony nor Sutro will participate in commissions in brokerage given by the Mutual Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

                                  CURRENT YIELD

         The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement or prospectus for a "money market" fund be computed by a standardized method based on a historical seven calendar day period referred to as the "base period." The yield quoted may be a simple annualized yield or a compounded effective yield which gives effect to the reinvestment of the proceeds of the investment portfolio. If the compounded effective yield is used in an advertisement, the simple annualized yield must also be included. Both yields are computed on the basis of the base period return on a hypothetical pre-existing account in each Fund having a balance of one share at the beginning of the seven-day base period. The base period return equals the net change in value of the account over the seven-day period, including dividends declared both on the original share and on any additional shares purchased with previous dividends (such dividends are declared daily and paid from the net investment income of the Fund) and minus all fees, other than nonrecurring account or sales charges charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The fees deducted will take into account the expense limitation agreement as described in "Our Management" in the Prospectus. The net change in value does not include realized gains and losses from the sale of securities or unrealized appreciation or depreciation of the securities. The base period return is then multiplied by 365/7 to arrive at the annualized simple yield. The compounded effective yield is calculated by dividing the base period return (calculated as above) by 7, adding 1, raising that sum to the 365th power and subtracting 1 from the result. Both calculations of yields are then expressed to at least two decimal points.

Yield Information



         Cash Management Fund. For the seven day period ended December 31, 1996, the simple annualized yield of the Cash Management Fund was 4.78%, the compound effective yield was 4.98%, and the Fund had an average weighted maturity of investments of 38 days.

         Government Securities Fund. For the seven day period ended December 31, 1996, the simple annualized yield of the Government Securities Fund was 4.68%, the compound effective yield was 4.79%, and the Fund had an average weighted maturity of investments of 44 days.

         Tax Exempt Money Fund. For the seven day period ended December 31, 1996, the simple annualized yield of the Tax Exempt Money Fund was 3.26%, the compound effective yield was 3.31%, and the Fund had an average weighted maturity of investments of 34 days.



                      ADDITIONAL INFORMATION ON REDEMPTION

         The Trusts may suspend redemption privileges or postpone the date of payment on shares of any Fund for more than seven days during any period (1) when the New York Stock Exchange is closed (other than for week-ends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for either Trust to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

         It is possible that under unusual circumstances the redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

                                 NET ASSET VALUE

         As disclosed in the Prospectus, the net asset value per share of each Fund is determined at 12:00 noon New York time Monday through Friday, as described below. The Funds will be closed on the following national business holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of the Funds is determined daily under the general supervision of the Trusts' Board of Trustees by the Trusts' custodian at 12:00 noon New York time on each day on which the New York Stock Exchange is open or on which there is a sufficient degree of trading in the Trusts' portfolio securities that the current net asset value of the Trusts' redeemable securities might be materially affected by changes in the value of the portfolio securities. Purchase or redemption orders accepted by John Hancock Signature Services, Incorporated ("JHSS") prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders accepted by JHSS subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of any Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of any Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.


      Since the Trusts have adopted a policy of normally holding portfolio securities to maturity, all portfolio securities of the Funds will normally be valued at amortized cost. Thus, it is not expected that realized or unrealized gains or losses on portfolio securities will be a substantial factor in the computation of the net asset value or gross income of any Fund. If in some extraordinary circumstance any Fund experiences gains or losses (realized or unrealized), whether recognized or unrecognized, this could result in a change in net asset value, a change in dividends, or both.

         The Trusts comply with the provisions of Rule 2a-7 under the 1940 Act which permits each Fund to compute the net asset value using the amortized cost method of valuing portfolio securities. To comply with that rule, the Board of Trustees of each Trust has agreed to establish procedures to stabilize the net asset value for each Fund at $1.00 per share. These procedures include a review by the Board of Trustees of the extent of any deviation of net asset value per share, based on available market quotations or estimates of market value determined by the Boards of Trustees in good faith, from the Fund's $1.00 amortized cost value per share. If that deviation exceeds 1/2 of 1%, the Trustees will consider any action that should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations. In addition, the Trusts must (a) maintain a dollar weighted average portfolio maturity of 90 days or less for each Fund, (b) not purchase any instrument with a remaining maturity greater than 397 days, (c) limit portfolio investments, including repurchase agreements, to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Boards of Trustees in accordance with procedures established by the Boards of Trustees, and (d) comply with certain reporting and recordkeeping procedures. The Trusts' officers will periodically review the method of valuation and recommend changes to the Boards of Trustees which may be necessary to assure that the portfolio securities of the Funds are valued at their fair value as determined by the Trustees in good faith. The Funds will limit their investments to securities that present minimal credit risks, as determined by the Boards of Trustees in accordance with the procedures established by the Boards of Trustees.

         Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

         Since there is no sales load involved in an investment in either Trust, 100% of the shareholder's purchase price is invested in shares of the Fund purchased.

                         ADDITIONAL INFORMATION ON TAXES

         Each Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that is distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income (other than capital gains) and its net short-term capital gain for the year. To qualify for tax treatment as a "regulated investment company" under the Code, a Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities or certain other financial instruments held for less than three months.

         If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at corporate rates and, in such event, dividend distributions to its shareholders would be eligible for the corporate dividends received deduction.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable ordinary income for the calendar year, and (2) 98% of its capital gain net income for the twelve month period ending on October 31 of the calendar year, and (3) certain undistributed amounts from the preceding calendar year. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

         Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are taxable as of December 31, provided that a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the 70% corporate dividends-received deduction.

Cash Management Fund and Government Securities Fund

         Since none of the net investment income of the Cash Management Fund or the Government Securities Fund will arise from dividends on common or preferred stock, it is expected that none of the Trust's distributions to shareholders will be eligible for the corporate dividends received deduction.

         Since all net investment income will be distributed as dividends, it will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of a Fund's earnings and profits as determined for tax purposes and available therefor, which excess will be applied against and reduce the shareholder's adjusted tax basis for his shares, and (b) amounts representing distributions of realized net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and properly designated as such. If the excess described in (a) above were to exceed the shareholder's tax basis for his shares, the amount thereof would be treated as gain from the sale or exchange of such shares. The amount of any net capital gain realized by a Fund is, to the extent designated by that Fund, taxable to shareholders as long-term capital gain, regardless of the length of time a particular shareholder may have held his shares in the Fund. Not later than sixty days after the end of each taxable year, each Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which is a distribution of long-term capital gain or represents a return of capital. In view of their policy of investing only in instruments maturing within one year, it is unlikely that either Fund will realize any long-term capital gains.

Tax Exempt Money Fund

         Net investment income received by the Fund from investments in debt securities other than tax exempt securities, and any excess of net short-term capital gain over net long-term capital loss recognized by the Fund, will be taxable to shareholders upon distribution as ordinary income, regardless of whether the distribution is paid in cash or in additional shares. The excess of net long-term capital gain over net short-term capital loss ("net capital gain"), to the extent properly designated by the Fund, will be taxable to shareholders upon distribution as long-term capital gain, regardless of the length of time the shares have been held or whether the distribution is paid in cash or in additional shares. Such distributions of net capital gain will not be eligible for the dividends received deduction for corporations. However, it is expected that any such amounts will be insubstantial in relation to the tax exempt interest generated by the Fund.

         Interest on certain private activity bonds issued after August 7, 1986 not otherwise subject to federal income tax may be subject to the federal alternative minimum tax ("AMT") although the interest continues to be excludable from gross income for other purposes. The AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (including the "items of tax preference"). Interest from certain private activity bonds is one of the items of tax preference that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Under regulations to be prescribed, exempt-interest dividends paid by the Fund will be treated as interest on such private activity bonds to the extent of the proportionate share of the interest on such bonds received by the Fund. In addition, corporate investors should note that exempt-interest dividends will be a component of the "current earnings" adjustment for the corporate AMT. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

         To the extent that the net asset value at the time of purchase of shares in the Fund reflects capital gains, a subsequent distribution to the shareholder of such amounts, although constituting a return of his investment, would be taxable as described above. Any loss on the sale or exchange of shares of the Fund held for six months or less will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

         Information concerning the tax status of dividends and distributions is mailed to shareholders annually. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes. If any portion of the Fund's dividends is not exempt from federal income taxes, the Fund will advise shareholders in the annual tax information notice of the percentage of both tax exempt and taxable income. The Fund will also advise shareholders in the annual tax information notice of the proportion of dividends and distributions derived from Municipal Securities of each state. In accordance with the Code, expenses of the Fund will be allocated pro rata between taxable and nontaxable income.

         Shareholders who are recipients of Social Security benefits should be aware that tax-exempt interest dividends received from the Fund are taken into account for purposes of determining whether their incomes are large enough to result in taxation of up to 85% of the amount of such Social Security benefits.

         From time to time, proposals have been introduced before Congress for the purpose of restricting, limiting, or eliminating the federal income tax exemptions for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If any such proposal were enacted, the availability of Municipal Securities for investment by the Fund and the value of the Fund's portfolio would be affected. In such an event, the Fund would reevaluate its investment objective and policies.

                            MANAGEMENT OF THE TRUSTS

         The Trustees and executive officers of the Trusts and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Beacon Street, Boston, Massachusetts 02108.


         *Dexter A. Dodge-Trustee, Chairman of the Board and Chief Executive Officer, President and Managing Director of the Adviser since July 1992. He is
62. Vice President of Freedom Distributors Corporation since 1989 and Director since 1994.

         Richard A. Farrell-Trustee-160 Federal Street, Boston, Massachusetts 02110. He is 63. President since 1980 of Farrell, Healer & Co., a venture capital management firm that manages The Venture Capital Fund of New England.

         Ernest T. Kendall-Trustee-230 Beacon Street, Boston, Massachusetts 02116. He is 64. President, Commonwealth Research Group, Inc., Boston, MA, a consulting firm specializing in microeconomics, regulatory economics and labor economics, since 1978.

         Richard B.  Osterberg-Trustee-84  State Street, Boston, MA 02109. He is
52. Member of the law firm of Weston, Patrick, Willard & Redding, Boston, MA since 1978.

         *Lawrence G. Kirshbaum-Trustee and Chief Financial Officer-1 World Financial Center, New York, New York 10281. He is 54. Chief Financial Officer and Executive Vice President of John Hancock Freedom Securities Corporation since 1992. Director of Tucker Anthony Incorporated, Sutro & Co. Incorporated, John Hancock Clearing Corporation and the Adviser since 1992. Chairman of Prescott, Ball & Turben, Inc., Cleveland, Ohio, from 1987-1990. Chief Financial Officer of Prescott, Ball & Turben, Inc. from 1982-1987.

         William H. Darling -Trustee - 294 Washington Street, Suite 310, Boston, Massachusetts 02108. He is 47. President, W.H. Darling & Co., Inc., managing corporate general partner to a coal land lessor, since 1994. Partner of Sagamore Partners, which provides trustee services to family and related trusts, since 1993. Certified Public Accountant, William A. Darling, CPA since 1982.

         John R. Haack - Trustee - 311 Commonwealth Avenue #81, Boston, Massachusetts 02115. He is 54. Vice President of Operations, Reliable Transaction Processing, 1995 to present. Major General, Assistant to the Commander in Chief, U.S. Space Command, 1993 to 1995. General Manager, Unilect Industries, which is an electrical component manufacturer, 1993 to 1994. Brigadier General, Commander of 102nd Fighter Interceptor Wing, U.S. Air Force and Air National Guard, 1986 to 1993.

         Laurence R. Veator, Jr. - Trustee - 8 Cove Way, Rust Island, Gloucester, Massachusetts 01930. Currently retired. Formerly, President, Pacific/Interamerican Divisions of Grace Specialty Chemicals Co. from 1975 to 1987.


         John J. Danello-President and Secretary-President of the Adviser since February 1996, Chief Operating Officer of the Adviser since February 1994 and Managing Director, Clerk and General Counsel since November 1986. He is 41. President and Director since February 1989 and Clerk since February 1987 of Freedom Distributors Corporation. Prior to November 1986, Mr. Danello was associated with the law firm of Goodwin, Procter & Hoar.


         Darlene F. Rego-Treasurer-Vice President of the Adviser since February 1995 and Assistant Vice President since December 1992. She is 33. Assistant Treasurer of the Trusts from July 1987 until December 1992.

         Mary Jeanne Currie-Vice President-Vice President of the Adviser since February 1983. She is 48.

         Michael M. Spencer-Vice President-Senior Vice President and Director of Fixed-Income Investments of the Adviser since August 1995. He is 46. From 1985 to 1995, Mr. Spencer was a Portfolio Manager at Shawmut Investment Advisers.

--------
* Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         Paul F. Marandett-Vice President-Vice President of the Adviser since 1990. He is 54. From 1980 to 1990, Mr. Marandett was vice president with the Bank of Boston.



         Maureen M. Renzi-Assistant Secretary-Assistant Vice President of the Adviser since February 1995 and Assistant Clerk and Compliance Officer since July 1992. She is 32. Vice President of Freedom Distributors Corporation since February 1995. Paralegal of New England Securities from March 1989 to July 1992.



         Messrs. Dodge, Danello, Kirshbaum, Marandett, McCarthy and Spencer and Mesdames Currie, Rego and Renzi are all officers of the Adviser as well as of the Trusts.


         During the last fiscal year of the Trust, the Trustees were compensated as follows:



Name of                        Aggregate               Aggregate             Aggregate                Total
Trustee                       Compensation            Compensation          Compensation          Compensation
                          from the Tax Exempt     from the Government      from the Cash        from Fund Complex
                              Money Fund            Securities Fund       Management Fund     Paid to Trustees (a)

Dexter A. Dodge                   $0                      $0                    $0                     $0
Richard A. Farrell               3,775                   3,928                10,339                 20,800
Ernest T. Kendall                1,775                   2,928                 9,339                 20,400
Richard B. Osterberg             3,775                   3,928                10,339                 20,400
Lawrence G. Kirshbaum                0                       0                     0                      0
William H. Darling                   0                       0                     0                      0
John R. Haack                        0                       0                     0                      0
Laurence R. Veator, Jr.              0                       0                     0                      0
Patrick Grant(b)                   715                     766                 2,292                  4,200
Ralph Lowell, Jr.(b)               715                     766                 2,292                  4,200
William Barron,  III(b)            715                     766                 2,292                  4,200




(a) Includes compensation from the Tax Exempt Money Fund, Government Securities Fund, Cash Management Fund, Freedom California Tax Exempt Money Fund and FundManager Portfolios. The Trust does not provide any pension or retirement benefits for the Trustees.

(b) Messrs. Grant, Lowell and Barron resigned as Trustees effective December 31, 1995 but were compensated in fiscal year 1996 for certain services performed in 1995.





         As of January 31, 1997, Robert Bretholtz, Brookline Massachusetts was the beneficial owner of approximately 6.82% of the shares of the Tax Exempt Money Fund. To the knowledge of the Mutual Fund and the Tax Exempt Trust, no other person benficially owns 5% or more of the shares of any of the Funds. As of January 31, 1997, the officers and Trustees of the Mutual Fund as a group owned less than 1% of each of the Cash Management Fund and the Government Securities Fund, and the officers and Trustees of the Tax Exempt Trust as a group owned less than 1% of the Tax Exempt Money Fund.

                             THE INVESTMENT ADVISER

         The investment adviser for each of the Funds is Freedom Capital Management Corporation (formerly Tucker Anthony Management Corporation), a Massachusetts corporation (the "Adviser"), with offices at One Beacon Street, Boston, Massachusetts. The Adviser is a registered investment advisory firm which maintains a large securities research department, the efforts of which will be made available to the Funds.



         The Adviser is an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp., a newly - formed Delaware corporation. JHFSC Acquisition Corp. is located at One Beacon Street, Boston, Massachusetts 02108. The Adviser was formerly an indirect subsidiary of John Hancock Subsidiaries, Inc. ("Hancock Subsidiaries") which transferred approximately 95% of its interest in Freedom Securities Corporation ("Freedom Securities"), the parent company of the Adviser to JHFSC Acquisition Corp. JHFSC Acquisition Corp. is owned by an investor group which includes certain members of management and employees of Freedom Securities and its subsidiaries, including the Adviser (the "Employee Shareholders"). To accomplish the sale, Hancock Subsidiaries, JHFSC Acquisition Corp., Thomas H. Lee Equity Fund III, L.P. ("Lee") and SCP Private Equity Partners, L.P. ("SCP"), entered into a Contribution Agreement on October 4, 1996, pursuant to which Hancock Subsidiaries contributed 100% of the issued and outstanding shares of capital stock of Freedom Securities to JHFSC Acquisition Corp., in exchange for
(i) 4.9% of the issued and outstanding capital stock of JHFSC Acquisition Corp. and (ii) aggregate consideration of $180,000,000 (subject to reduction to the extent of certain distributions made prior to closing).

         Upon consummation on November 29, 1996 of the transactions contemplated by the Contribution Agreement, Freedom Securities became a wholly-owned subsidiary of JHFSC Acquisition Corp., and the Adviser remained a wholly-owned subsidiary of Freedom Securities. The outstanding capital stock of JHFSC Acquisition Corp. after the consummation of the Transaction is held by the following companies and persons in approximately the following percentages:
Thomas H. Lee Equity Fund III., L.P. (49.9%), SCP Private Equity Partners, L.P. (13.0%), John Hancock Subsidiaries, Inc. (4.9%) and Employee Shareholders (32.2%).




         Thomas H. Lee Equity Fund III, L.P. is a Massachusetts limited partnership. The general partner of Thomas H. Lee Equity Fund III, L.P. is THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership. The general partner of THL Equity Advisors III Limited Partnership is THL Equity Trust III, a Massachusetts business trust. The sole beneficial owner of THL Equity Trust III is Thomas H. Lee. The address of Thomas H. Lee Equity Fund III, L.P., THL Equity Advisors III Limited Partnership and THL Equity Trust III is 75 State Street, Boston, Massachusetts 02109.

         SCP Private Equity Partners, L.P. is a Delaware limited partnership. The general partner of SCP Private Equity Partners, L.P. is SCP Private Equity Management, L.P., a Delaware limited partnership. The interests of SCP Private Equity Management, L.P. are divided equally among its three general partners:
Safeguard Capital Management, Inc. (which is a wholly owned subsidiary of Safeguard Scientifics, Inc., a publicly held company), Winston J. Churchill and Samuel A. Plum. The address of SCP Private Equity Partners, L.P., SCP Private Equity Management, L.P., Safeguard Capital Management, Inc., Winston J. Churchill and Samuel A. Plum is 435 Devon Park Drive, Wayne, Pennsylvania 19087.

         The consummation of the Transaction resulted in a change of control of the Adviser, causing the Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds, to be "assigned," as such term is defined under the Investment Company Act of 1940 (the "1940 Act"). This assignment necessitated approval of a new Advisory Agreement by the shareholders of the Funds. The shareholders of the Funds approved the new Advisory Agreements at meetings held on December 16, 1996.


         Freedom Distributors Corporation ("Freedom"), Sutro & Co., Incorporated and Tucker Anthony Incorporated ("Tucker Anthony" and together with Sutro and Freedom, the "Distributors"), affiliates of the Adviser, serve as distributors and principal underwriters for the Funds pursuant to a distribution agreement with each Trust. Freedom, established in 1987, is an indirect subsidiary of JHFSC Acquisition Corp. Tucker Anthony (formerly Tucker, Anthony & R.L. Day, Inc.), a brokerage firm which is a member of the New York Stock Exchange, is also an indirect subsidiary of JHFSC Acquisition Corp and continues an investment banking and brokerage business established in 1892.


         Pursuant to investment advisory agreements dated as of November 29, 1996 (the "Advisory Agreements") between the respective Trusts and the Adviser, the Adviser agreed to act as investment adviser and manager to the Funds. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Funds and determine, subject to the overall supervision and review of the Boards of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Funds' operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trusts with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of the business of the Trusts.

         Each Trust bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Trusts), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Trust; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of each Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

         The Advisory Agreement for the Mutual Fund was approved on October 3, 1996 by all of the Trustees, including all of the Trustees who are not parties to that Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party and was approved at a meeting held on December 16, 1996 by the outstanding shareholders of each of the Cash Management Fund and the Government Securities Fund. The Advisory Agreement for the Tax Exempt Trust was approved on October 3, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party and was approved on at a meeting held on December 16, 1996 by the outstanding shareholders of the Tax Exempt Money Fund. The Advisory Agreements will continue in effect with respect to the Mutual Fund and Tax
Exempt Trust from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any such party. The Advisory Agreements may be terminated on 60 days written notice by either party and will terminate automatically if they are assigned.


         Mr. Osterberg, a Trustee of the Trusts, is a member of the law firm of Weston, Patrick, Willard & Redding, which has retained the Adviser from time to time to provide investment advisory consulting services for clients of such firm.


         For the fiscal year ended December 31, 1994, the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of $5,260,049, $1,393,542 and $1,399,383, respectively.


         For the fiscal year ended December 31, 1995, the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund paid the Adviser an investment advisory fee of $5,802,037, $1,391,071, and $1,365,700 respectively.



         For the fiscal year ended December 31, 1996 the Cash Management Fund, Government Securities Fund and the Tax Exempt Fund paid the Adviser an investment advisory fee of $6,993,034, $1,573,331 and $1,434,813 respectively.



                      DISTRIBUTION OF SHARES OF THE TRUSTS

         The Trusts have each entered into a Distribution Agreement with the Distributors whereby the Distributors act as exclusive selling agent of the Funds selling shares of each Fund on a "best efforts" basis. Although the Distributors distribute shares of each Fund on a continuous basis, shares may also be purchased directly from the Funds. No underwriting commissions or discounts are paid to the Distributors in connection with their distribution of shares of the Funds.

                                    CUSTODIAN

         All cash and securities of the Trusts are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, as custodian.

                FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 serves as the Trusts' independent accountants, providing audit services, including review and consultation, in connection with various filings by the Trusts with the Securities and Exchange Commission and tax authorities.



         The financial statements and the report of the independent accountants with respect to the Cash Management Fund, the Government Securities Fund and the Tax Exempt Money Fund for the fiscal year ended December 31, 1996 are included in the Trusts' Prospectus.

              INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
             RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROs")

Debt Security Ratings, Including Municipal Bonds

         MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds.

         STANDARD  &  POOR'S  CORPORATION.   AAA--"obligations  of  the  highest
quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues."

Ratings of Municipal Notes

         MOODY'S INVESTORS SERVICE, INC. MIG 1: the best quality. MIG 2: high quality, with margins of protection ample although not so large as in the preceding group.

Ratings of Commercial Paper

         MOODY'S INVESTORS SERVICE, INC. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2 or P3.

         STANDARD & POOR'S CORPORATION. Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; and long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

         IBCA LIMITED/IBCA INC. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         FITCH INVESTORS SERVICES, INC. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

         DUFF & PHELPS INC. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: Short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of time payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

         THOMSON BANKWATCH, INC. ("BANKWATCH"). BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW- 2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," A/B," "B," "B/C, "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.

         Certain NRSROs utilize rankings within rating categories indicated by a + or -. The Funds, in accordance with industry practice, recognize such rankings with categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

Ratings of Short-Term Corporate Debt Securities

         MOODY'S INVESTORS SERVICE, INC. Aaa--Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa--High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat greater.

         STANDARD & POOR'S CORPORATION. AAA--Highest grade. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.
AA--High grade. Generally, these bonds differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

         FITCH INVESTORS SERVICE, INC. AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may be considered, such as a wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence their rating. AA--Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though it has a strong lien, or the margin of safety may be less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND                            [Flag Logo]

                ONE BEACON STREET - BOSTON, MASSACHUSETTS 02108
                           (800) 453-8206 NATIONWIDE

     Freedom California Tax Exempt Money Fund (the "Fund") is a no-load money market fund. Its goal is to provide you with as high a level of current income exempt from federal and California personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

     The Fund seeks to maintain a stable net asset value of $1.00 per share. You can invest, reinvest or redeem shares at any time without charge or penalty.

     The Fund offers you a convenient way to invest in a portfolio of high quality, short-term California Municipal Securities.


     INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE $1.00 PER SHARE NET ASSET VALUE. BECAUSE THE FUND IS NON-DIVERSIFIED AND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


  This Prospectus sets forth concisely the information about the Fund that you ought to know before investing. Please read the Prospectus and retain it for future reference. Additional information, contained in a Statement of Additional Information also dated February 28, 1997, has been filed with th e Securities and Exchange Commission and is available upon request without charge by writing to the Fund at the address set forth above. The Statement of Additional Information having the same date as this Prospectus is incorporated by reference into this Prospectus.



                     FREEDOM CAPITAL MANAGEMENT CORPORATION

                               INVESTMENT ADVISER

                            SUTRO & CO. INCORPORATED

                                  DISTRIBUTOR

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CO NTRARY IS A CRIMINAL OFFENSE.



                         PROSPECTUS -- February 28, 1997
                       ANNUAL REPORT -- December 31, 1996

                               TABLE OF CONTENTS


                                                                          Page
Introduction..............................................................  1
Benefits to Our Investors.................................................  1
Summary of Our Expenses...................................................  2
Our Financial Highlights..................................................  3
Our Investment Objectives.................................................  4
Certain Investment Strategies.............................................  6
Special Considerations and Risk Factors...................................  6
How to Purchase Shares....................................................  7
How to Redeem Shares......................................................  9
Freedom Asset Account..................................................... 12
Pricing of Our Shares..................................................... 12
Dividends................................................................. 13
Current Yield............................................................. 13
Taxes..................................................................... 13
Our Organization and Shares............................................... 15
Our Management............................................................ 15
Shareholder Services...................................................... 16
Additional Information.................................................... 17
Annual Report -- December 31, 1996........................................ 19

                                  INTRODUCTION

     Freedom California Tax Exempt Money Fund (the "Fund") is an open-end non-diversified investment company, commonly known as a money market mutual fund. The Fund is a no-load money market fund which provides a stable net asset value and high current income by investing in a portfolio of high-quality money market obligations, exempt from federal income tax and California personal income tax.

                           BENEFITS TO OUR INVESTORS

     The Fund offers you important benefits and conveniences:

     No Sales Charge, No Redemption Fee.

     Minimum Initial Investment: $1,000.

     Minimum Subsequent Investment: $100. See "How to Purchase Shares" and "How to Redeem Shares".

     Liquidity  and  Share  Price  Stability:   Investment   liquidity   through
convenient purchase and redemption procedures. Stability of principal through maintenance of a constant net asset value of $1.00 per share.

     Checkwriting Privilege: You have the convenience of making redemptions without charge merely by writing a check. Such checks may be payable to anyone you wish and there is no limit on the number of checks you may write.


     Professional Management: Freedom Capital Management Corporation, founded in 1930, serves as the Fund's investment adviser (the "Adviser"). The Adviser provides a number of mutual funds and other clients with investment research and portfolio management services. Assets under the Adviser's supervision currently exceed $4 billion. The Adviser is an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp.


     Free Exchange Privilege: You may exchange shares of the Fund without charge for shares of the following money market funds in the Freedom Group of Money
Funds:

          Freedom Cash Management Fund -- A money market fund investing in a diversified portfolio of high-grade money market instruments.

          Freedom Government Securities Fund -- A money market fund investing exclusively in obligations issued or guaranteed as to both principal and interest by the U.S. Government and its agencies or instrumentalities.

          Freedom Tax Exempt Money Fund -- A money market fund investing in a diversified portfolio of high quality short-term municipal securities, the income of which is exempt from federal income tax.

     Investments in the Fund are neither insured nor guaranteed by the U.S. Government. There is no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value.

                            SUMMARY OF OUR EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases....................................   None
     Sales Load Imposed on Reinvested Dividends.........................   None
     Redemption Fees....................................................   None
     Exchange Fees......................................................   None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)*


     Management Fees (net of reimbursement or waiver).................  0.35%
     12b-1 Fees.......................................................  None
     Other Expenses...................................................  0.11%
          TOTAL FUND OPERATING EXPENSES...............................  0.46%(a)

*   For the fiscal year ended December 31, 1996.

(a) Annual operating expenses of the Fund in the table reflect the expenses that were paid during the fiscal year ended December 31, 1996, net of the Adviser's reimbursement or waiver of certain expenses amounting to 0.15%. In the absence of a reimbursement or waiver by the Adviser, the Adviser's management fees would have been .50% and the Fund's total operating expenses would have been 0.61% of the Fund's net assets.


     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. For further information on management fees, see "Our Management."

EXAMPLE

     The following example illustrates the effect of the Fund's expenses on the value of a hypothetical $1,000 investment at the end of one, three, five and ten year periods in the Fund. As noted in the table above, the Fund charges no redemption fees of any kind. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR INVESTMENT RETURNS. ACTUAL EXPENSES AND INVESTMENT RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.


     You would pay the  following  expenses on a $1,000      1 Year   3 Years   5 Years   10 Years
      investment,  assuming (1) 5% annual return and (2)     ------   -------   -------   --------
      redemption at the end of each time period:               $5       $15       $26       $58



                            OUR FINANCIAL HIGHLIGHTS

     The table of FINANCIAL HIGHLIGHTS below represents a summary history of our operations. The table uses the Fund's fiscal year (which ends December 31) and expresses the information in terms of a single share outstanding throughout each period. The table has been audited by Price Waterhouse LLP, ind ependent accountants, whose unqualified report covering the fiscal periods appears elsewhere in this Prospectus. The financial highlights information should be read in conjunction with the financial statements and related notes also included in this Prospectus.



                                                                                             NET          RATIO OF     RATIO OF NET
                           NET ASSET                  DIVIDENDS     NET ASSET               ASSETS        EXPENSES      INVESTMENT
                             VALUE        NET          FROM NET       VALUE                 END OF       TO AVERAGE      INCOME TO
      PERIOD               BEGINNING   INVESTMENT     INVESTMENT      END OF    TOTAL       PERIOD          DAILY      AVERAGE DAILY
      ENDED                OF PERIOD     INCOME         INCOME        PERIOD   RETURN**   (THOUSANDS)   NET ASSETS(a)  NET ASSETS(a)
      -----                ---------     ------         ------         ----    --------   -----------   ------------   -------------

December 31, 1996            $1.00      $0.0286       $(0.0286)       $1.00      2.90%    $115,337          0.46%           2.86%
December 31, 1995             1.00       0.0325        (0.0325)        1.00      3.29       85,204          0.47            3.25
December 31, 1994             1.00       0.0228        (0.0228)        1.00      2.32       72,659          0.46            2.28
December 31, 1993             1.00       0.0195        (0.0195)        1.00      1.96       90,479          0.33            1.95
December 31, 1992             1.00       0.0241        (0.0241)        1.00      2.45       67,929          0.29            2.41
December 31, 1991             1.00       0.0388        (0.0388)        1.00      3.94       50,005          0.27            3.89
December 31, 1990*            1.00       0.0183        (0.0183)        1.00      1.84       32,381          0.34            5.28+


---------------
 +  Annualized.



(a) Net of fees waived by the Adviser which amounted to $0.0015, $.0018, $.0020, $.0028, $.0033, $.0042 and $.0017 per share in the years 1996, 1995, 1994,
    1993, 1992, 1991 and 1990, respectively.


 *  From commencement of operations, August 27, 1990.

** Total return would have been lower had the Adviser not waived fees. Periods less than a year are not annualized.

                           OUR INVESTMENT OBJECTIVES

     In order to provide you with liquidity, the Fund follows practices to maintain a $1.00 share price: limiting its portfolio's average maturity to 90 days or less; buying securities which mature in 397 days or less; and buying only high quality securities with minimal credit risks. Of course, the Fun d cannot guarantee a $1.00 share price, but these practices help to minimize any price fluctuations that might result from rising or declining interest rates. While the Fund invests in high quality securities, you should be aware that your investment is not without risk even if all the securities i n the portfolio are paid in full at maturity. The Fund has a fundamental investment objective with an investment program to aid in achieving its objective. There is no assurance that the Fund will achieve its investment objectives. All money market instruments and debt securities, including short-term municipal securities, can change in value when interest rates change or when an issuer's creditworthiness changes.

     The Fund will limit its portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one NRSRO if only one NRSRO has rated the security), (ii) if not rated , are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality as determined by the Adviser in accordance with procedures established by the Trustees (collectively, "Eligible Securities"). The Fund will limit its i nvestments to Eligible
Securities that present minimal credit risk, as determined by the Adviser in accordance with procedures established by the Trustees.

     All Eligible Securities may be classified as "first tier" securities and "second tier" securities. In general, first tier securities consist of Eligible Securities that have received the highest rating by at least two NRSROs (or by one NRSRO, if only one NRSRO has rated the security) or which a re unrated but determined to be of comparable quality. All other Eligible Securities are classified as second tier securities. A description of the ratings of the NRSROs is contained in the Statement of Additional Information.

     Investment Objective. The Fund seeks to achieve as high a rate of current income exempt from federal and California personal income taxes as is consistent with maintenance of liquidity and preservation of capital.

     Investment Program. To protect its capital, the Fund invests only in highly rated securities. The Fund invests primarily in high quality short-term California municipal securities ("California Municipal Securities") which are described below. Normally, the Fund will seek to invest substantially a ll of its assets in California Municipal Securities. It is a fundamental policy of the Fund that during normal market conditions the Fund's assets will be invested so that at least 80% of the Fund's income during its fiscal year will be exempt from federal and California personal income taxes. Howe ver, under certain circumstances, such as a decline in the issuance of California Municipal Securities, the Fund may invest up to 20% of its assets in the following: short-term, high quality municipal securities issued outside of California (the income from which may be subject to California person al income taxes) and certain high quality, taxable fixed income securities (the income from which may be subject to federal and California personal income taxes). For temporary defensive purposes, such as a national financial emergency, the Fund reserves the right to invest more than 20% of its ass ets in securities other than California Municipal Securities.

     Subject to the same 20% limit, the Fund is also authorized to invest in California Municipal Securities subject to the federal individual alternative minimum tax. The income from such securities is exempt from regular federal and California personal income taxes, but may be a tax preference item for purposes of the federal alternative minimum tax.

     California Municipal Securities. "California Municipal Securities" are generally understood to include debt obligations issued by the State of California and its political subdivisions to obtain funds for various public purposes. Such securities may have fixed or adjustable rates of interest. Cal ifornia Municipal Securities are classified into two principal categories: municipal bonds and municipal notes. Municipal bonds can be further classified into three basic categories: general obligation bonds, revenue bonds and industrial development bonds. General obligation bonds are secured by th e issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. In addition, certain types of "industrial development bonds" issued by or on behalf of public authorities to obtain funds for privately-operated facilities are included in the term California Municipal Securities, provided that the interest paid thereon qualifie s as exempt from federal and California state income taxes. Tax exempt industrial development bonds, in most cases, are revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Municipal notes, which are short-term instruments, are obligations of the issuing mu nicipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     The Fund will not generally invest more than 25% of its total assets in any industry. Tax exempt California Municipal Securities issued by the State of California and its political subdivisions are not considered part of any industry. However, "industrial development bonds" described above will be subject to this limitation. It is possible that the Fund may from time to time invest more than 25% of its assets in a particular segment of the California Municipal Securities market, such as hospital revenue obligations, housing agency obligations, or airport revenue obligations. This would be the case only if the Adviser determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Economic, business, political and other developments generally affecting the revenues of issuers in a market se gment (e.g. proposed legislation or pending court decisions affecting the financing of projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in the segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds. However, the interest on certain tax exempt securities which the Fund may purchase will be included in income subject to the federal alternative minimum tax. The Fund's present policy is to invest no more than 20% of its total assets in taxable securities including those subject to the alternative minimum tax.

     The Fund may invest in certain variable and floating rate demand notes. Such securities have interest rates that are adjusted periodically. Variable and floating rate demand notes generally have a maturity in excess of one year but permit their holder to demand prepayment upon a specified number of days' notice and so may be treated as short-term investments under certain circumstances.

     Certain of the California Municipal Securities may be backed by a letter of credit issued by a domestic or foreign bank in order to improve their credit rating. In that case, the Fund considers the bank to be the ultimate obligor and credit risk. See "Special Considerations and Risk Factors."

                         CERTAIN INVESTMENT STRATEGIES

     Repurchase Agreements. The Fund may enter into repurchase agreements with a bank, financial institution or broker-dealer as a means of earning income for periods as short as overnight. These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

     When-Issued Securities. The Fund may invest in "when-issued" securities. When-issued securities involve commitments to buy a new issue with settlement up to 45 days later. During the time between the commitment and settlement, the Fund does not accrue interest but the market value may fluctuate. If the Fund invests in securities of this type, it will maintain a segregated account with its custodian to pay for them and mark it to market daily.

     Borrowing. The Fund may borrow up to 10% of the value of its net assets from banks for temporary purposes (not for leveraging or investment) but will not make any new investments so long as such borrowings exceed 5% of the value of its net assets.

     Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which no readily available market exists or which are otherwise illiquid (including repurchase agreements maturing in more than one week). The Fund may purchase restricted securities eligible for resale to "qual ified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933. However, if the Trustees determine that they are liquid, based upon a continuing review of the trading markets for specific Rule 144A securities, then they may be purchased without regard to the 10% limit. The Trustees will carefully monitor the Fund's investments in these securities, focusing on factors, among others, such as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

     The ability of the Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of California Municipal Securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. It should also be pointed out that, unlike ot her types of investments, California Municipal Securities traditionally have not been subject to regulation by, or registration with, the Securities and Exchange Commission, although there have been proposals which would provide for regulation in the future.

     With respect to California Municipal Securities that are backed by a letter of credit issued by a foreign bank, the Fund considers the bank to be the ultimate obligor and credit risk. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

     There are risks in any investment program, and there is no assurance that the Fund will achieve its investment objective. California Municipal Securities are subject to relative degrees of credit risk and market volatility. Credit risk relates to the issuer's (and any guarantor's) ability to make timely payments of principal and interest. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax exempt securities market and other market factors.

     You should be aware that certain California constitutional amendments, legislative measures, executive orders, administrative regulations, voter initiatives and judicial decisions could result in certain adverse consequences affecting California Municipal Securities. For instance, certain provision s of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California Municipal Securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Finally, the Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by the Fund. For a more detailed discussion of the risks to which California Municipal Securities are subject, see the Statement of Additional Information.


     The Fund is a "non-diversified" fund as defined in the Investment Company Act of 1940. As a non-diversified fund, the Fund may invest a larger percentage of its assets in individual issuers than a diversified fund. To the extent the Fund makes investments in excess of five percent of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased and such investments, therefore, may make an investment in the Fund riskier than an investment in a diversified fund. However, the Fund will be subject to diversification requirements imposed under the Internal Revenue Code.


     Except  for  the  Fund's  investment   objective  and  certain   investment
restrictions designated as fundamental in the Statement of Additional Information, the investment policies described in this Prospectus and in the Statement of Additional Information are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval.

                             HOW TO PURCHASE SHARES
GENERAL

         Shares of the Fund are distributed by Freedom Distributors Corporation ("Freedom") and Sutro & Co. Incorporated ("Sutro"). State Street Bank and Trust Company ("State Street") acts as the Fund's custodian. John Hancock Signature Services, Incorporated ("JHSS") acts as the Fund's shareholder services and transfer agent. You may open an account in the Fund by placing an order for at least $1,000. You may then make subsequent investments of $100 or more.

     Shares of the Fund are offered on a continuing basis without a sales charge at a public offering price equal to the net asset value next determined after a purchase order is received in proper form as described below. Shares may be purchased either (1) through Sutro, utilizing an existing or new se curities brokerage account with a Sutro account executive, or (2) directly through JHSS. Orders to purchase shares do not become effective until receipt of "Federal Funds" (monies credited to JHSS's account with its registered Federal Reserve
Bank) by JHSS. Whether you purchase shares through Sutro or directly through JHSS, certificates for shares will not be issued.

     There is no minimum amount for initial or subsequent investment in connection with purchases through the automatic "sweep" program (described below) sponsored by Sutro. Where a bank, investment adviser or similar institution has a large number of accounts and is willing to receive a monthly summa ry of accounts in lieu of the regular statement for each account under its control, the minimum amount for initial investments by individual accounts covered by the summary of accounts is reduced to $100. All payments will be invested in full and fractional shares.

PURCHASES BY CLIENTS OF SUTRO


    Purchase Through Sutro. If you have a brokerage account with Sutro, and have not elected the automatic "sweep" program described below, you may purchase the Fund's shares through your account executive. In order to purchase through your account, your account must have a free credit balance (i.e. immediately available funds). See "Sweep Program" below. If a properly completed order to purchase Fund shares is received at any Sutro office before 12:00 noon New York time and paid utilizing a free credit balance available on a brokerage account, Sutro will transfer Federal Funds to the Fund and your order will be executed on the same day. If a properly completed order to purchase Fund shares is received at any Sutro office after 12:00 noon New York time and paid utilizing a free credit balance available on a brokerage account, Sutro will transfer Federal Funds to the Fund and your order will be executed on the next business day and dividends on such shares will begin on that day. Accordingly, Sutro may benefit from the use of free credit balances in your account prior to their transfer to the Fund.


    Sutro will receive statements and dividends directly from the Fund and will in turn provide you with account statements reflecting the Fund's purchases, redemptions and dividend payments.

     "Sweep" Program. You may also purchase the Fund's shares by participating in the "sweep" program sponsored by Sutro in which any free credit balance (in available funds) of any amount in your brokerage account is invested in the Fund automatically no less frequently than weekly. Under the terms of this program, you may have your free credit balance invested in shares of the Fund. Free credit balances (in available funds) of $2,000 or more will be invested in shares of the Fund automatically on the next business day and dividends on such shares will begin on that day. Automatic purchases using free credit balances of less than $2,000 will be made weekly, generally on Monday (or the next business day if any Monday is a holiday) of each week based upon the free credit balance in the account at the close of business on the preceding Friday. Unless you have elected cash dividends, dividends on your shares in the Fund will be automatically reinvested in shares monthly. Redemptions will be effected automatically to satisfy debit balances in your brokerage account created by activity therein. Each brokerage account will be scanned automatically for debits each business day as of the close of business on that day and, after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Fund owned by you will be redeemed at 12:00 noon the following business day to satisfy any remaining debits in the brokerage account. Sutro may benefit from the use of free credit balances in your account prior to their transfer to the Fund.

     If you wish additional information concerning the "sweep" program, please call your account executive.

OTHER INVESTORS -- PURCHASE BY CHECK OR WIRE

     Purchase by Mail. On an initial purchase, complete the Purchase Application included in this Prospectus, indicating each of the services to be used, and mail it, together with a check written against a U.S. bank and payable to Freedom California Tax Exempt Money Fund, to:


               John Hancock Signature Services, Incorporated
               Freedom California Tax Exempt Money Fund
               Attention: Dealer Services
               P.O. Box 9102
               Boston, Massachusetts 02205-9102

     Subsequent purchases of $100 or more may also be made through JHSS by forwarding payment, together with the detachable stub from your account statement or a letter containing your account number. When you pay by check, your order for additional shares of the Fund will be executed at the price next determined after Federal Funds become immediately available to the Fund. Federal Funds normally do not become available to the Fund when payment is by check until two business days or more after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System may ta ke longer to be converted into Federal Funds. When you purchase shares by check, the Fund can hold payment on redemptions until it is reasonably satisfied that the investment has been collected (which can take up to ten days).

     Purchase by Wire Transfer. You may also purchase shares of the Fund through JHSS by means of a wire order. Please call JHSS toll free at (800) 257-3336 for instructions. You should then give instructions to your wiring bank to transmit the specified amount in Federal Funds to: FirstSignature Bank & Trust, Portsmouth, New Hampshire -- Freedom Group of Money Funds, Attention: Freedom California Tax Exempt Money Fund, ABA#211475000, specifying on the wire your account number and your name.

     If you transfer Federal Funds by wire in this manner, the transfer may be subject to a service charge by your bank. If notice from your bank of the wire transfer is received by JHSS before 12:00 noon New York time, your order will be executed at 12:00 noon New York time on that day. If notice from your bank of the wire transfer is received by JHSS after 12:00 noon New York time, your order will be executed at 12:00 noon New York time on the next business day.


                              HOW TO REDEEM SHARES

GENERAL


     Redemption orders are effected at the net asset value next determined after receipt of the order by JHSS. For your convenience, and so that you can continue earning daily dividends for as long as possible, the Fund has established several different redemption procedures described below. SHOULD THE REDEMPTION INCLUDE SHARES PURCHASED BY CHECK, PAYMENT MAY BE DELAYED FOR UP TO TEN DAYS AFTER THE PURCHASE IN ORDER TO ALLOW THE PURCHASE CHECK TO CLEAR. A redemption of shares purchased by wire will not be subject to this period of delay.

     Shares of the Fund may be redeemed in several ways: (1) shares purchased through a Sutro brokerage account can be redeemed by placing a redemption order with your account executive or by check redemption, and (2) shares purchased directly may be redeemed by mail, by expedited redemption (i.e., wire redemption if you have elected this option on your Purchase Application) or by check redemption.

REDEMPTION THROUGH YOUR SUTRO BROKERAGE ACCOUNT

     In order to redeem shares purchased through a Sutro brokerage account, you should advise your account executive, by telephone or mail, to execute the redemption. If a properly completed order to redeem Fund shares is received by a Sutro office after 12:00 noon New York time, your order will be forw arded to the Fund and will be executed on the following business day. Redemption proceeds will be held in your brokerage account unless you give instructions to your account executive to reinvest or remit the proceeds to you. Generally, redemption proceeds will not be invested for your benefit with out specific instruction, and Sutro may benefit from the use of temporarily uninvested funds.

DIRECT REDEMPTION


     Redemptions by mail and expedited redemptions are not available for shares purchased through a Sutro brokerage account. Any such redemption requests received by JHSS will be forwarded to the appropriate Sutro account executive who will process them as described above.

     Redemption by Mail. You may redeem shares by mail. Payment of the redemption proceeds will ordinarily be made within seven days after the request for redemption is received in "good order" at the net asset value next determined. If you send your redemption order to JHSS by mail, you must assume r esponsibility for assuring that the request for redemption is received in "good order". "Good order" means that the request must be accompanied by the following:


          (a) A letter of instruction specifying the number of shares or amount of investment to be redeemed (or that all shares credited to a Fund account be redeemed), signed by all registered owners of the shares in the exact names in which they were registered;

          (b) For a redemption order over $25,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, a guarantee of the signature of each registered owner by a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company or a member of a recognized stock exchange (a signature guarantee by a savings bank or notarization by a notary public are not acceptable); and

          (c) Additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.


     All proceeds from redemption are mailed to your address of record. If you are uncertain as to the requirements for redemption, please call JHSS toll free at (800) 257-3336. All redemption requests by mail should be mailed to:

               John Hancock Signature Services, Incorporated
               Freedom California Tax Exempt Money Fund
               Attention: Dealer Services
               P.O. Box 9102
               Boston, Massachusetts 02205-9102

     Expedited Redemptions. If you have elected the expedited redemption option on the Purchase Application on file with JHSS and wish to redeem $5,000 or more from the Fund, you may request that payment be made in Federal Funds. Shareholders may place orders for expedited redemption with JHSS without a signature guarantee and have the proceeds sent by wire to a bank or trust company account previously designated in writing. Please call JHSS toll free at
(800) 257-3336 for instructions. If the expedited redemption order is received by JHSS's Boston office prior to 12:00 noon New York time on a day on which the New York Stock Exchange is open, payment will be wired to your bank on the same business day, provided that it is a member of the Federal Reserve System and that the federal wire system is open. However, if your bank is not a member of the Federal Reserve System, Federal Funds may not reach your bank until the next business day. If the redemption order is received after 12:00 noon New York time, the redemption will be executed and payment will be wired in Federal Funds on the next business day.


CHECK REDEMPTIONS


     You can redeem shares by writing checks drawn on State Street payable in any amount. In order to redeem shares by writing a check, you must complete a Purchase Application electing the checkwriting feature and return it either to your investment executive if you have a brokerage account or directly to JHSS if you do not have a brokerage account. If you have elected the checkwriting service on the Purchase Application on file with JHSS, you will be provided with an initial order of checks free of charge. You may write checks payable to the order of any person (including any corporation, bank, trust, etc.) in any amount. When your check is presented for payment, JHSS as transfer agent will cause the Fund to redeem a sufficient number of shares to cover the amount of the check. This procedure entitles you to continue receiving dividends on those shares equal to the amount of the check until such time as the check is presented to JHSS for payment. If you do not own sufficient shares of the Fund to cover a check, the check will be returned to the payee marked "insufficient funds." Should the redemption include shares purchased by check, payment may be delayed for up to ten days after the purchase in order to allow the purchase check to clear. A redemption of shares purchased by wire will not be subject to this period of delay. As the aggregate amount owned by a shareholder may change each day, you should not attempt to redeem all shares held in your account by using the check redemption procedure. Cancelled checks will be returned to shareholders monthly. For information on account statements, see "Shareholder Services."


     The Fund reserves the right to terminate or alter the check writing service at any time after giving shareholders 30 days' written notice. Your shareholder account will be charged $20.00 for each stop payment order or check returned for "insufficient funds."

ADDITIONAL INFORMATION ON REDEMPTION

     Because the Fund incurs fixed costs in maintaining shareholder accounts, the Fund reserves the right to involuntarily redeem shareholder accounts which have less than $500 in them as of the end of any month. If the Fund elects to redeem such accounts, it will notify the shareholders of its intention to do so and provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to $500 or more within 30 days of the notice. The Fund will not redeem accounts which fall below $500 as a result of reduction in net asset value per share.

                             FREEDOM ASSET ACCOUNT

     The Freedom Asset Account provides an alternative method for investing in shares of the Fund in conjunction with a program of four financial services: (1) a Sutro securities margin account ("securities account"); (2) one of the Freedom Family of Money Market Funds; (3) a check writing facility on an account maintained at Provident National Bank ("Provident"); and (4) a Visa Gold|Pr Card with ATM access from PNC National Bank ("PNC", an affiliate of Provident).

     To participate in the Freedom Asset Account, an investor must place in a securities account, cash, marketable securities or a combination of the two having a gross market value of no less than $20,000 and must meet credit criteria established by PNC. All customary transactional fees incurred in use of a securities account must be paid by the participant, including brokerage fees for securities transactions and interest on margin loans, if any.

     THIS SECTION IS ONLY A BRIEF DESCRIPTION OF THE FREEDOM ASSET ACCOUNT AND ITS RELATION TO THE FUND AND DOES NOT DESCRIBE ALL OF THE FEATURES OF THE FREEDOM ASSET ACCOUNT. PLEASE CONTACT YOUR ACCOUNT EXECUTIVE FOR FURTHER INFORMATION AND REVIEW CAREFULLY THE FREEDOM SERVICES CORPORATION FREEDOM ASSET ACCOUNT AGREEMENT.

                             PRICING OF OUR SHARES


     The net asset value per share of the Fund for the purpose of pricing orders for the purchase and redemption of shares is determined daily as of 12:00 noon New York time, Monday through Friday, exclusive of national business holidays. Purchase or redemption orders accepted by JHSS prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders accepted by JHSS subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of the Fund, less liabilities, and dividing by the number of shares of the Fund outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.


     Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

                                   DIVIDENDS

     Dividends from net investment income are declared daily and paid monthly on or about the fifteenth day of the following month. Dividend payments include all dividends declared during the prior month and not previously paid. You will receive dividends automatically in additional shares at net asset value, or you may elect to receive cash. Redemption payments for the entire account value will include all unpaid dividends.

     Purchase orders which are received together with Federal Funds prior to 12:00 noon New York time will receive the dividend declared that day, and redemption orders effected prior to 12:00 noon New York time will not receive that day's dividend.

                                 CURRENT YIELD

     From time to time, the Fund may quote its yield in advertisements or in reports to shareholders. Performance information ratings as reported in national financial publications such as Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money ma rket funds, may also be used in comparing the performance of the Fund to other money market funds with similar investment objectives. The Fund calculates its annualized simple and compound yields based on a seven-day period. Since net investment income of the Fund changes in response to fluctuation s in interest rates and Fund expenses, any given yield quotation should not be considered representative of the Fund's yield for any future period. CURRENT YIELD INFORMATION FOR THE FUND MAY BE OBTAINED BY CALLING TOLL-FREE AT 1-800-453-8206.

                                     TAXES

     The Fund intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and applicable California law so as to be able to pay dividends which will be exempt from federal and California personal income tax es. Distributions of net short-term capital gains, if any, or any dividends from taxable net investment income are taxable as ordinary dividends, whether received in cash or reinvested in additional shares. Distributions of long-term capital gains, if any, are taxable as such regardless of how long shares of the Fund are held and whether paid in cash or reinvested in additional shares of the Fund. In general, such taxable income distributions from the Fund are expected to be negligible in comparison with tax exempt dividends. However, under unusual circumstances, the Fund may invest in secur ities other than California Municipal Securities. In such cases, a portion of the Fund's income may be subject to California personal income taxes, federal income taxes, or both. For corporate investors, dividends are not excludable in computing California franchise or corporate income tax.

     The Fund will inform you of the amount and nature of its distributions annually. The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to certain accounts whose owners have not complied with IRS reg ulations. In connection with this withholding requirement, you will be asked to certify on your account application that the social security or taxpayer identification number you provide is correct and that you are not subject to 31% backup withholding for previous underreporting to the IRS.

     The table below shows California taxpayers what an investor would have to earn from a comparable taxable investment to equal the Fund's double tax-free yield.



                                                                                  HYPOTHETICAL
                                                                          FREEDOM CALIFORNIA TAX EXEMPT
        1997 Taxable Income*                  COMBINED CALIFORNIA              MONEY FUND YIELD OF
 --------------------------------------       AND FEDERAL MARGINAL
Single Return***  Joint Return                  INCOME BRACKET**             2%      3%      4%      5%
 ---------------- ---------------------    ---------------------------   ------- ------- ------- ---------
                                                                              EQUIVALENT TAXABLE YIELD

$1- 4,908           $1 - 9,816                      15.85%                  2.38%   3.57%   4.75%   5.94%
$4,909 - 11,632     $9,817 - 23,264                 16.70%                  2.40%   3.60%   4.80%   6.00%
$11,633 - 18,357    $23,265 - 36,714                18.40%                  2.45%   3.68%   4.90%   6.13%
$18,358 - 22,100    $36,715 - 36,900                20.10%                  2.50%   3.75%   5.01%   6.26%
$22,101 - 25,484    $36,901 - 50,968                32.32%                  2.96%   4.43%   5.91%   7.39%
$25,485 - 32,207    $50,969 - 64,414                33.76%                  3.02%   4.53%   6.04%   7.55%
$32,208 - 53,500    $64,415 - 89,150                34.70%                  3.06%   4.59%   6.13%   7.66%
$53,501 - 115,000   $89,151 - 140,000               37.42%                  3.20%   4.79%   6.39%   7.99%
$115,001 - 250,000  $140,001  - 250,000             41.95%                  3.45%   5.17%   6.89%   8.61%
$250,001 - up       $250,001 - up                   45.22%                  3.65%   5.48%   7.30%   9.13%



 *  Net amount subject to federal income tax after deductions and exemptions.

** This table is a combination of the 1997 federal and the 1996 California taxable income brackets which are adjusted annually for inflation. California will announce its inflation adjusted tax rates after May of 1997. Thus, the above tax brackets are based on the most recent information available, are subject to change, and should not be relied upon. The above table does not apply to corporate investors. To implement the phase-out of personal exemption deductions for single taxpayers having 1997 adjusted gross taxable income of more than $117,950 (estimated) and married taxpayers (filing jointly) having 1997 adjusted gross taxable income of more than $176,950 (estimated), the exemption deduction is reduced by two percent for each $2,550 (estimated) by which adjusted gross income exceeds the threshold amount. For taxpayers filing a joint return having adjusted gross income of more than $117,950 (estimated) or married taxpayers filing separate returns having adjusted gross income of $58,975 (estimated), certain allowable itemized deductions are reduced. These adjustments may result in combined marginal tax rates greater than those indicated. In addition, for investors who pay alternative minimum tax, tax-free yields may be equivalent to lower yields than those shown above.

*** Other than surviving spouses, heads of households and married filing separately.


     Of course, there is no assurance that the Fund will achieve any specific tax exempt yield. While it is expected that the Fund will invest principally in California Municipal Securities, other income received by the Fund may be taxable. The table does not take into account any state or local taxes payable on Fund distributions except for California personal income tax.

                          OUR ORGANIZATION AND SHARES

     Freedom California Tax Exempt Money Fund is a separate series of Freedom Group of Tax Exempt Funds, an open-end management investment company organized as a Massachusetts business trust on June 1, 1982. The Board of Trustees supervises our activities and reviews our contractual arrangements with co mpanies that provide us with services. We reserve the right to create and issue a number of series of shares, or funds, which are separately managed and have different investment objectives. The Fund has the right to invest all of its assets in the securities of a single open-end management investm ent company with substantially the same fundamental investment objectives, policies and limitations as the Fund, although the management of the Fund currently has no intention to do so. Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and no nassessable. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share regardless of the net asset value thereof (with proportionate voting for fractional shares).


     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Investment Company Act of 1940. The shareholders of the Trust elected a Board of Trustees at a meeting held on December 16, 1996. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are trustees who were elected by shareholders. At that time, another meeting of shareholders will be called to elect Trustees. Under the Trust's Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding trust shares and holders of ten percent or more of the outstanding shares of each Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as "partners" for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself was unable to meet its obligations, a possibility which the Adviser believes is remote.


                                 OUR MANAGEMENT

     The Board of Trustees and officers provide broad supervision over the affairs of the Fund.

Adviser


     The Fund's Adviser, Freedom Capital Management Corporation, One Beacon Street, Boston, Massachusetts provides the Fund with overall investment advisory and administrative services, as well as general office facilities pursuant to an advisory agreement (the "Advisory Agreement"). As compensation for its services, under the Advisory Agreement the Adviser receives a fee computed and paid monthly based upon the average daily net asset value of the Fund, at the annual rate of one-half of one percent (0.50%) on the first $500 million of average net assets and forty-five hundredths of one percent (0.45%) on average daily net assets in excess of that amount.

     Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. These include, but are not limited to, taxes, legal, transfer agent, custodian and auditing fees and printing and other expenses related to the Fund's operations. Total expenses for the Fund for the year ended December 31, 1996, reflected as an annualized percentage of the Fund's average net assets, were 0.46%.

     The Adviser is an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp., a newly formed Delaware corporation. JHFSC Acquisition Corp. is located at One Beacon Street, Boston, Massachusetts 02108. JHFSC Acquisition Corp. is owned by the following persons: Thomas H. Lee Equity Fund III, L.P., a post-venture stage strategic capital fund located at 75 State Street, Boston, Massachusetts 02109; SCP Private Equity Partners, L.P., a post-venture stage strategic capital fund located at 435 Devon Park Drive, Wayne, Pennsylvania 19087; and certain members of management and employees of Freedom Securities Corporation, which is the direct parent of the Adviser.

     Freedom Distributors Corporation, a registered broker-dealer which acts as a Distributor with respect to the Fund's shares, is a wholly-owned subsidiary of the Adviser and an indirect subsidiary of JHFSC Acquisition Corp. Sutro, a brokerage firm which is a member of the New York Stock Exchange and a Distributor of the Fund's shares, is also an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp. Tucker Anthony Incorporated a brokerage firm which is a member of the New York Stock Exchange also acts as a distributor with respect to the Fund's shares and is an indirect subsidiary of JHFSC Acquisition Corp.



SHAREHOLDER SERVICES

ACCOUNT STATEMENTS

     You will receive a statement of account each time shares are purchased or redeemed and a report not less frequently than quarterly from JHSS or monthly from Sutro, showing the activity in your account.

     Shares are maintained by the Fund on its register maintained by JHSS, and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

EXCHANGE PRIVILEGE

     Shares of the Fund may be exchanged without charge for shares of the following money market funds in the Freedom Group of Money Funds:

     o Freedom Cash Management Fund -- A money market fund investing in a diversified portfolio of high-grade money market instruments.

     o Freedom Government Securities Fund -- A money market fund investing exclusively in obligations issued or guaranteed as to both principal and interest by the U.S. Government and its agencies or instrumentalities.

     o Freedom Tax Exempt Money Fund -- A money market fund investing in a diversified portfolio of high quality short-term municipal securities, the income of which is exempt from federal income tax.

Exchanges are subject to a minimum investment requirement of $1,000, with subsequent exchanges permitted in amounts of $100 or more. Any such exchange is made on the basis of the net asset value per share of the Fund on the date the exchange request is received.


     IF YOU HAVE A BROKERAGE ACCOUNT WITH SUTRO, YOU MUST PLACE EXCHANGE ORDERS THROUGH YOUR ACCOUNT EXECUTIVE. IF YOU DO NOT HAVE AN ACCOUNT WITH SUTRO, YOU MAY MAKE AN EXCHANGE IN WRITING OR BY TELEPHONE. Exchanges of shares can be made by writing John Hancock Signature Services, Incorporated: Freedom Group of Money Funds, Attention: Freedom Funds, Attention: Dealer Services, P.O. Box 9102, Boston, Massachusetts 02205-9102. If you do not have a brokerage account with

         Sutro, you also have the automatic privilege of exchanging your shares by telephone. To place a telephone exchange request, call JHSS at ( 800) 257-3336. JHSS employs the following procedures to confirm that instructions received by telephone are genuine. Your name, the account number, taxpayer identification number applicable to the account and other relevant information may be requested. Telephone instructions are recorded. If reaso nable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. In all other cases, neither the Fund nor JHSS will be liable for any loss or expense for acting upon telephone instructions made in accordance with the telephone transaction procedures described above. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement because of busy telephone lines. In such times, you may prefer to submit your exchange requests by express mail c/o the Fund to: John Hancock Signature Services, Incorporated, 101 Huntington Avenue, Attention: Dealer
Services, Boston MA 02205-9102, Attention: Freedom Group of Money Funds. Telephone and written exchange requests must be received by 4:00 p.m. New York time on a Fund business day to be effective that day. An exchange can be made only between accounts that are registered in the same name. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time upon sixty (60) days' notice to shareholders. You should carefully review the Prospectus describing the Fu nd or Funds into which your exchange is being made prior to making your exchange.


BANK INVESTING PLAN AND SYSTEMATIC WITHDRAWAL PLAN

     Please call (800) 257-3336 for more information concerning these plans.

                             ADDITIONAL INFORMATION

QUESTIONS ABOUT THE FUND

     For further information about the Fund, please contact your Sutro account executive or call JHSS toll-free at (800) 257-3336.

TRANSFER AGENT, CUSTODIAN AND SHAREHOLDER SERVICES

     John Hancock Signature Services, Incorporated ("JHSS") acts as transfer and shareholder services agent for the Fund. JHSS is an indirect, wholly-owned subsidiary of John Hancock Mutual Life Insurance Company. State Street Bank and Trust Company holds all cash and securities of the Fund.


     Freedom Services Corporation ("FSC"), under the terms of a Service Agreement with the Fund, provides many of the shareholder services (such as providing monthly account statements and processing purchase and sale orders) for shareholders who hold shares of the Fund through their brokerage a ccounts at Sutro. FSC receives from the Fund an annual fee of $10.50 per account in payment for the shareholder services it provides. Transfer agent charges from JHSS are reduced for those Sutro shareholder accounts that are held through a brokerage account with FSC.


INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 acts as the independent accountants for the Fund.

     The financial statements of the Fund for the year ended December 31, 1996 appear on pages 19 through 28.



     This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulat ions of the Securities and Exchange Commission. The Registration Statement including the exhibits filed herewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
 FREEDOM  CALIFORNIA TAX EXEMPT MONEY FUND
 (A Series of Freedom Group of Tax Exempt Funds)

    In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights appearing on page 3 of the Prospectus present fairly, in all material respects, the financial position of the Freedom California Tax Exempt Money Fund (the "Fund") at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
January 31, 1997

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

                      INVESTMENTS AS OF DECEMBER 31, 1996


  PRINCIPAL
   AMOUNT                      DESCRIPTION                            VALUE
   ------                      -----------                            -----

 MUNICIPAL SECURITIES -- 98.1%
 $2,190,000        Alameda County Multi- Family
                   Mortgage  Bonds (Quail Run  Apartments)
                   (FNMA Insured) 4.05%
                   1/2/97                                            $ 2,190,000

 3,100,000         Alameda County TRANS 4.50% 6/30/97                  3,109,549

 1,300,000         Anaheim MFHA Series 85A (Harbor Cliff Project)
                   (Bank of America LOC) 4.00% 1/2/97                  1,300,000

 1,300,000         California Health Facilities
                   Authority (Catholic West -- B) (MBIA Insured/
                   Rabobank LOC) 4.00% 1/2/97                          1,300,000

 3,100,000         California Health Facilities Authority
                   (Catholic West -- C) (MBIA Insured/ Morgan
                   Guaranty LOC) 4.00% 1/2/97                          3,100,000

   400,000         California Health Facilities Authority
                   (Catholic West -- C) (MBIA Insured/ Rabobank
                   LOC) 4.00% 1/2/97                                     400,000

 1,000,000         California Health Facilities Authority
                   (Kaiser Permanente) 4.00% 1/2/97                    1,000,000

 4,300,000         California Health Facilities Authority (St.
                   Francis Hospital) (Bank of America LOC) 4.05%
                   1/2/97                                              4,300,000

   500,000         California PCFA Revenue Bonds (Chevron) 3.70%
                   5/15/97                                               500,000

   900,000         California PCFA Revenue Bonds (Pacific Gas
                   & Electric) (Bank of America LOC) 4.75% 1/2/97        900,000

 1,350,000         California PCFA Revenue Bonds (Southern
                   California Edison) 3.40% 1/6/97                     1,350,000

 2,000,000         California RANS 4.05% 6/30/97                       2,000,000



  PRINCIPAL
   AMOUNT                      DESCRIPTION                            VALUE
   ------                      -----------                            -----
$2,000,000         California RANS 4.50% 6/30/97                    $  2,005,027

 3,000,000         California School Cash Reserve Program 4.75%
                   7/2/97                                              3,012,960

 1,000,000         California Statewide Community Development
                   Authority (Dresdner LOC) 5.00% 1/2/97               1,000,000

 1,210,000         Central Coast Water Authority Series 96A
                   (AMBAC Insured) 4.00% 10/1/97                       1,213,051

 1,300,000         Duarte Redevelopment Agency Series A (Bank
                   of America LOC) 3.95% 1/2/97                        1,300,000

 7,000,000         Foothill/Eastern Transportation Agency
                   Series 95B (Morgan Guaranty LOC) 3.90% 1/2/97       7,000,000

 1,800,000         Independent Cities (National Westminster
                   LOC) 4.00% 1/2/97                                   1,800,000

 1,400,000         Irvine Ranch Water District Revenue Bonds
                   (Bank of America LOC) 5.00% 1/2/97                  1,400,000

   600,000         Irvine Ranch Water District Revenue Bonds
                   (Commerzbank LOC) 5.00% 1/2/97                        600,000

   500,000         Irvine Ranch Water District Revenue Bonds
                   (Landesbank Hessen LOC) 5.00% 1/2/97                  500,000

 6,700,000         Kern County (Union Bank of Switzerland LOC)
                   4.00% 1/2/97                                        6,700,000

 1,800,000         Los Angeles County Housing Authority
                   (Citibank LOC) 3.00% 1/7/97                         1,800,000

 3,100,000         Los Angeles County IDA (Hon Industries
                   Project) (Morgan Guaranty LOC) 3.95% 1/2/97         3,100,000



                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

  PRINCIPAL
   AMOUNT                      DESCRIPTION                            VALUE
   ------                      -----------                            -----

MUNICIPAL SECURITIES -- (CONTINUED)

$1,200,000         Los Angeles County Pension Obligation Bonds
                   Series 96B (AMBAC Insured/
                   Canadian Imperial Bank of Commerce LOC) 3.90%
                   1/2/97                                           $  1,200,000

 2,000,000         Los Angeles County Pension Obligation Bonds
                   Series 96C (AMBAC Insured/ Bank of Nova Scotia
                   LOC) 3.90% 1/2/97                                   2,000,000

 1,500,000         Los Angeles County USD TRANS Series 96-97 4.50%
                   6/30/97                                             1,504,985

 1,000,000         Los Angeles County USD TRANS Series 96-97 4.50%
                   9/30/97                                             1,003,683

 1,000,000         Los Angeles County USD TRANS (Morgan Guaranty/
                   Credit Suisse LOC) 4.50% 6/30/97                    1,002,564

 3,300,000         Mountain View Housing Authority (Villa
                   Mariposa Project) (FGIC-SPI Insured) 4.00%
                   1/2/97                                              3,300,000

 2,000,000         Orange County Sanitation District (AMBAC
                   Insured/ Barclays Bank LOC) 4.00% 1/2/97            2,000,000

 1,500,000         Orange County Housing Authority (Costa Mesa
                   Project) (Chemical Bank LOC) 4.05% 1/2/97           1,500,000

 5,100,000         Palm Springs Community Redevelopment Agency
                   (Citibank LOC) 4.00% 1/2/97                         5,100,000

 1,500,000         Puerto Rico Industrial, Medical &
                   Environmental PCFA (Shering Plough) (Morgan
                   Guaranty LOC) 3.75% 12/1/97                         1,502,004

 2,900,000         Riverside County (National Westminster LOC)
                   2.80% 1/7/97                                        2,900,000



  PRINCIPAL
   AMOUNT                      DESCRIPTION                            VALUE
   ------                      -----------                            -----
$2,000,000         Riverside County TRANS 4.50% 6/30/97             $  2,005,687

 3,500,000         Riverside County TRANS (Toronto Dominion Bank
                   LOC) 3.90% 1/2/97                                   3,500,000

 1,000,000         Sacramento County MFHA Agency (Grouse Run)
                   Series 90A (Bank of America LOC) 4.05% 1/2/97       1,000,000

 1,500,000         Sacramento Municipal Utility District
                   (Bayerische Landesbank LOC) 3.35% 1/2/97            1,500,000

 1,000,000         Sacramento Municipal Utility District
                   (Bayerische Landesbank LOC) 3.50% 1/3/97            1,000,000

 1,000,000         Sacramento Municipal Utility District
                   (Bayerische Landesbank LOC) 3.30% 1/13/97           1,000,000

 1,000,000         Sacramento Municipal Utility District
                   (Bayerische Landesbank LOC) 3.35% 1/23/97           1,000,000

 2,600,000         San Bernardino County (Canadian Imperial Bank
                   of Commerce LOC) 4.00% 1/2/97                       2,600,000

 3,000,000         San Diego County TRANS Series A 4.50% 7/2/97        3,010,800

 2,000,000         San Francisco Redevelopment Agency (Citibank
                   LOC) 3.00% 1/7/97                                   2,000,000

   500,000         San Jose MFHA (Fairway Glen Apartments) (FGIC-
                   SPI Insured) 4.00% 1/2/97                             500,000

   300,000         San Jose MFHA (Foxchase Apartments) (FGIC-SPI
                   Insured) 4.00% 1/2/97                                 300,000

 4,000,000         Santa Clara County (Foxchase Apartments MFHA
                   (FGIC-SPI Insured) 4.00% 1/2/97                     4,000,000


                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

                INVESTMENTS AS OF DECEMBER 31, 1996 --(CONTINUED)


  PRINCIPAL
   AMOUNT                      DESCRIPTION                            VALUE
   ------                      -----------                            -----


MUNICIPAL SECURITIES -- (CONTINUED)


$1,900,000         Santa Clara Electric Revenue Bonds (National
                   Westminster LOC) 3.95% 1/2/97                  $  1,900,000

 2,000,000         Simi Valley Housing Authority (Bank of America
                   LOC) 4.00% 1/2/97                                 2,000,000

 5,400,000         Southern California Public Power District
                   (Swiss Bank LOC) 3.90% 1/2/97                     5,400,000

 2,485,000         Vallejo County Housing Authority (FNMA
                   Insured) 4.05% 1/2/97                             2,485,000

 2,000,000         West & Central Basin Finance Authority
                   (Toronto Dominion Bank LOC) 3.55% 1/9/97         2,000,000
                                                                    ---------


TOTAL INVESTMENTS -- 98.1%                                        113,095,310(A)
                                                                  -----------
Other Assets & Liabilities, Net -- 1.9%                             2,241,335
                                                                  -----------
TOTAL NET ASSETS -- 100.0%                                       $115,336,645
                                                                 ============


Legend:
IDA -- Industrial Development Authority
LOC -- Letter of Credit
MFHA -- Multi-Family Housing Authority
PCFA -- Pollution Control Financing Authority
RANS -- Revenue Anticipation Notes
TRANS -- Tax & Revenue Anticipation Notes

Insurance Abbreviations:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC-SPI -- Federal Guaranty  Insurance  Corporation-
            Securities  Purchase Inc.
FNMA -- Federal National Mortgage Association
MBIA -- Municipal Bond Investors Assurance

Maturity dates for many bonds and notes represent the next scheduled date at which the interest rate may be adjusted or a demand or put feature may be exercised.

(a) Cost for tax purposes is the same.

                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996


  ASSETS

      Investments, at amortized cost                          $ 113,095,310
      Cash                                                          657,085
      Receivable for Fund shares sold                             1,270,203
      Interest receivable                                           801,252
      Prepaid expenses                                                5,484
                                                                -----------
           TOTAL ASSETS                                         115,829,334
                                                                -----------
  LIABILITIES
      Payable for Fund shares redeemed                              414,316
      Dividends payable                                              10,999
      Accrued expenses:
         Investment adviser's fee                                    35,529
         Transfer agent & shareholder servicing fee                  13,957
         Audit fees                                                   4,906
         Printing and postage                                         3,497
         Trustees' fee                                                2,473
         Other                                                        7,012
                                                               ------------
           TOTAL LIABILITIES                                        492,689
                                                               ------------
  NET ASSETS                                                   $115,336,645
                                                               ============
  NET ASSETS CONSIST OF:
      Capital paid in                                          $115,334,437
      Accumulated net realized gain                                   2,208
                                                               ------------
                                                               $115,336,645
                                                               ============
      SHARES ISSUED AND OUTSTANDING (UNLIMITED SHARES
       AUTHORIZED)                                              115,334,437
                                                               ------------
      NET ASSET VALUE PER SHARE                                 $      1.00
                                                               ============


                       See Notes to Financial Statements

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 1996


  INTEREST INCOME                                            $ 3,507,030
                                                             -----------

  EXPENSES
      Investment adviser's fee                                   528,064
      Transfer agent & shareholder services                       51,605
      Custodian                                                    2,285
      Printing, postage and stationery                            16,510
      Registration expense                                         6,360
      Membership dues                                              3,384
      Insurance expense                                            3,529
      Legal                                                       10,020
      Audit                                                       12,825
      Compensation of Trustees                                     5,290
      Other                                                          735
                                                             -----------
         Total expenses before waiver                            640,607
      Less: Fees waived by Adviser                              (158,420)
                                                             -----------
  NET EXPENSES                                                   482,187
                                                             -----------
  NET INVESTMENT INCOME                                        3,024,843
                                                             -----------
  NET REALIZED GAIN/LOSS ON INVESTMENTS                          --
                                                             -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $3,024,843
                                                             ===========


                       See Notes to Financial Statements

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


  INCREASE (DECREASE) IN NET ASSETS FROM:
    OPERATIONS:
      Net investment income                                         $   3,024,843       $   2,827,034
      Net realized gain/loss on investments                              --                  --
                                                                    -------------       -------------
      Net increase in net assets resulting from operations              3,024,843           2,827,034
                                                                    -------------       -------------
    DIVIDENDS TO SHAREHOLDERS                                          (3,024,843)         (2,827,034)
                                                                    -------------       -------------
                                                                         --                  --
                                                                    -------------       -------------
    CAPITAL SHARE TRANSACTIONS:
    (At Net Asset Value of $1 per share)
      Proceeds from sale of shares                                    385,547,845         304,441,189
      Net asset value of shares issued to shareholders in
       reinvestment of dividends                                        2,968,834           2,768,062
      Cost of shares redeemed                                        (358,384,518)       (294,663,687)
                                                                    -------------       -------------
      Net increase from capital share transactions                     30,132,161          12,545,564
                                                                    -------------       -------------
      Net increase in net assets                                       30,132,161          12,545,564

  NET ASSETS:
      Beginning of year                                                85,204,484          72,658,920
                                                                    -------------       -------------
      End of year                                                   $ 115,336,645       $  85,204,484
                                                                    =============       =============
  DIVIDENDS TO SHAREHOLDERS PER SHARE                               $      0.0286       $     0.0325
                                                                    =============       ============



                       See Notes to Financial Statements.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                 (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)
                          NOTES TO FINANCIAL STATEMENTS

    NOTE 1. ACCOUNTING POLICIES. Freedom Group of Tax Exempt Funds (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. The Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest in separate series, with shares of each series representing interests in a separate portfolio of assets and operating as a separate distinct fund. The Trust consists of two series: the Freedom California Tax Exempt Money Fund (the "Fund") and the Freedom Tax Exempt Money Fund. The financial statements of the Freedom Tax Exempt Money Fund are included in a separate annual report for that Fund.

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Security Valuation and Transactions. The Fund values its portfolio securities utilizing the amortized cost valuation method. This method involves valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Investment securities transactions are accounted for on the date the securities are purchased or sold.

    The Fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place more than a week after the date of the transaction. The price that will be paid for the underlying securities is fixed at the time the transaction is negotiated.

    Expenses. The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable as belonging to a specific fund are allocated in such a manner as deemed equitable by the Trustees, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

    Trustees' fees of $6,000 per year, plus $250 per meeting of the Board of Trustees and $350 per meeting of any committee thereof, are paid by the Trust to each Trustee who is not an interested person of the Trust. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with Freedom Capital Management Corporation, the Trust's adviser.

    The Trust has entered into an insurance agreement with ICI Mutual Insurance Company, under which the Trust pays both an annual insurance premium and a one-time reserve premium, and is committed to provide additional funds of up to 300% of its initial annual premium if and when called upon.

                 FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
              (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)
               NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Federal Income Tax. It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the intention of the Fund to make sufficient distributions to shareholders to avoid imposition of excise tax on undistributed amounts under the Internal Revenue Code. Therefore, no federal income or excise tax provision is required.

    Interest Income and Dividends to Shareholders. Interest income is accrued as earned. Dividends to shareholders are declared daily from net investment income, which consists of interest accrued or discount earned (including original issue and market discount) less amortization of premium and the estimated expenses of the Fund applicable to the dividend period.

    Other. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations. The Fund may focus its investments in certain industries. As a result, the Fund may be subject to a greater risk than a fund that is more fully diversified in various industries.

    NOTE 2. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS. Freedom Capital Management Corporation ("FCMC") is the parent of Freedom Distributors Corporation as well as an affiliate of Sutro & Co., Inc. ("Sutro") and Tucker Anthony Incorporated ("Tucker Anthony"). All are wholly owned subsidiaries of Freedom Securities Corporation ("Freedom Securities"), formerly John Hancock Freedom Securities. On November 29, 1996, John Hancock Subsidiaries, Inc. sold approximately 95% of its interest in Freedom Securities to an investor group which will include certain members of management and employees of Freedom Securities and its subsidiaries, including FCMC. The consummation of the transaction resulted in a change of control of the Adviser, causing the advisory agreement between FCMC and the Trust, on behalf of each of the Funds, to be "assigned," as such term is defined under the Investment Company Act of 1940. Shareholders have subsequently approved the new advisory agreement, as necessitated by this change in control. The new advisory agreement is substantially the same as the prior advisory agreement.

    FCMC, the investment advisor of the Trust, furnishes the Fund with administration and other services and office facilities in Boston. For these services and facilities, the Fund pays a monthly fee, based upon the average daily net asset value of the Fund, at the annual rate of one half of one percent (.50%) on the first $500 million of average daily net assets and forty-five hundredths of one percent (.45%) for average daily net assets in excess of that amount. The Fund itself pays no salaries or compensation to any of its officers.

    FCMC may voluntarily waive part or all of its management fee for a period under the terms of the advisory agreement. Such waivers were provided to the Fund for the year ended December 31, 1996 and may be discontinued at any time.

                    FREEDOM CALIFORNIA TAX EXEMPT MONEY FUND
                 (A SERIES OF FREEDOM GROUP OF TAX EXEMPT FUNDS)
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Sutro, Tucker Anthony and Freedom Distributors Corporation act as distributors of the Fund's shares and receive no compensation for such services. Freedom Services Corporation (formerly John Hancock Clearing Corporation), received reimbursements of $23,865 for maintaining and servicing certain shareholder accounts for the year ended December 31, 1996.

    John Hancock Signature Services, Inc. ("JHSS"), formerly John Hancock Investor Services Corp., a wholly-owned subsidiary of the Berkeley Financial Group is transfer agent for the Fund. JHSS received $27,740 for the year ended December 31, 1996.

    NOTE 3. Purchases and sales (including maturities) of investments for the year ended December 31, 1996 were as follows:


      Purchases of investments................... $324,595,825
      Sales of investments....................... $294,629,030

           NO SALES OR REDEMPTION CHARGES

                    DISTRIBUTORS

              Sutro & Co. Incorporated
               201 California Street
          San Francisco, California 94111

          Freedom Distributors Corporation
                 One Beacon Street
          Boston, Massachusetts 02108-3105

                Telephone Toll Free
                    800-453-8206

                 INVESTMENT ADVISER

       Freedom Capital Management Corporation
                 One Beacon Street
          Boston, Massachusetts 02108-3105

              TRANSFER AND SHAREHOLDER
                   SERVICES AGENT

               John Hancock Investor
                Services Corporation
                   P.O. Box 9102
          Boston, Massachusetts 02205-9102

                Telephone Toll Free
                    800-257-3336

                [Flag Logo] FREEDOM
                GROUP OF MONEY FUNDS

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information, or representations must not be relied upon as having been authorized by the Funds or their Distributors. This Prospectus does not consti-tute an offering by the Fund or by the Distributors in any jurisdiction in which such offering may not lawfully be made.

F01ARR 0296                                             [Recycled Bug]

                       FREEDOM
                     CALIFORNIA

                [Logo of Bear & Flag]

                     TAX EXEMPT
                     MONEY FUND


                   PROSPECTUS AND
                    ANNUAL REPORT
                 DECEMBER 31, 1996

                       STATEMENT OF ADDITIONAL INFORMATION

                        FREEDOM GROUP OF TAX EXEMPT FUNDS
                    Freedom California Tax Exempt Money Fund
                                  (The "Fund")



         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated February 28, 1997, which may be obtained at no charge from Freedom Distributors Corporation, One Beacon Street, Boston, Massachusetts 02108. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

         The date of this Statement of Additional Information is February 28, 1997.


                                TABLE OF CONTENTS

                                                                                                               Page



GENERAL INFORMATION...............................................................................................1

INVESTORS FOR WHOM THE FUND IS DESIGNED...........................................................................1

INVESTMENT OBJECTIVES AND POLICIES................................................................................2
         Additional Information on California Municipal Securities................................................2
         Risk Factors - California Municipal Securities...........................................................4
         Special Types of California Municipal Securities.........................................................7
         Temporary Taxable and Tax-Exempt Investments.............................................................8
         Risk Considerations......................................................................................9

INVESTMENT RESTRICTIONS...........................................................................................9

PORTFOLIO TRANSACTIONS...........................................................................................11

CURRENT YIELD....................................................................................................12

ADDITIONAL INFORMATION ON REDEMPTION.............................................................................12

NET ASSET VALUE..................................................................................................12

ADDITIONAL INFORMATION ON TAXES..................................................................................13

MANAGEMENT OF THE FUND...........................................................................................16

THE INVESTMENT ADVISER...........................................................................................18

DISTRIBUTION OF SHARES OF THE FUND...............................................................................20

CUSTODIAN........................................................................................................20

FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS.................................................................20

INFORMATION ABOUT SECURITIES RATINGS OF NATIONALLY
      RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROs").....................................................21


                               GENERAL INFORMATION

         Freedom Group of Tax Exempt Funds (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on June 1, 1982. The Trust currently has two series, Freedom Tax Exempt Money Fund, a tax exempt money market fund which is described in a separate prospectus and statement of additional information, and Freedom California Tax Exempt Money Fund (the "Fund"). The Fund seeks to obtain as high a rate of current income exempt from federal and State of California personal income taxes as is consistent with the preservation of capital and maintenance of liquidity by investing primarily in high-quality, short-term California Municipal Securities.


         The assets received by the Fund from the issue and sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.


         Each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the Investment Company Act of 1940 (the "1940 Act"). The Trust called a meeting of shareholders on December 16, 1996 at which time shareholders elected the Board of Trustees. Thereafter, the Trustees are a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders for a vote, the holder of each share of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. The Master Trust Agreement also provides that if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder lists or inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.


         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

                     INVESTORS FOR WHOM THE FUND IS DESIGNED

         The Fund is designed for investors who, because of their tax bracket, would benefit from receiving income exempt from federal and California personal income taxes. The Fund is not appropriate for retirement plans where income is already tax-deferred.

         The Fund offers the economic advantages of block purchases of securities and diversification. Securities and instruments of the types in which the Fund invests are not generally available in denominations of less than $100,000, and in many cases the minimum denominations are substantially higher. Typically, higher yields are not available unless money market instruments are bought directly from issuers in amounts of $1,000,000 or more. The Fund also offers investors the opportunity to participate in a more diversified selection of short-term securities than the size of each investor's own portfolio might otherwise permit.

         Investment in the Fund may also relieve the investor of several administrative burdens usually associated with the direct purchase of money market instruments, such as coordinating maturities and reinvestments, safekeeping of securities, surveying the market for the best price at which to buy and/or sell and maintaining separate principal and income records. Furthermore, purchasers electing and complying with the procedures for expedited redemption have the convenience, if a redemption order is received before 12:00 noon, New York time, on a business day on which the New York Stock Exchange is open, of having the proceeds from the redemption of their shares remitted to their bank account at a member bank of the Federal Reserve System by Federal Funds wire for use on the same business day, provided that the federal wire system is open. In addition, shareholders availing themselves of the Fund's check redemption program have the convenience of making redemptions merely by writing a check. See "How to Redeem Shares" in the Prospectus. All such advantages, however, will be reduced to the extent of the expenses and losses of the Fund in which you invest (including losses from portfolio transactions or from defaults, if any, in payments of interest or principal by issuers).

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the Fund's investment objectives and policies in the Prospectus.

Additional Information on California Municipal Securities

         Following purchase by the Fund, a California Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires a sale of such security by the Fund, although Freedom Capital Management Corporation (the "Adviser") will consider such event to be relevant in determining whether the Fund should continue to hold such security in its portfolio. If the rating accorded by Moody's or S&P for California Municipal Securities changes due to changes in the rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained herein.

         The two principal classifications of California Municipal Securities are "municipal notes" and "municipal bonds."

         Municipal Notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

         1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as revenues available under federal revenue sharing programs.

         3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         4. Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

         5. Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

         1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and waste and sewer systems. The basic security behind a general obligation bond is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2.  Revenue   Bonds.   Revenue   bonds  fund  two  sorts  of  projects,
publicly-operated facilities ("revenue bonds") and privately-operated facilities ("industrial development bonds").

         (a) Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, waste and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a governmental entity's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         (b) Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance privately-operated public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         There are also other types of California Municipal Securities that are, or may become, available which are similar to the foregoing municipal notes and municipal bonds. California Municipal Securities are sometimes supported by an irrevocable, unconditional external agreement (normally a bank letter of credit) from a bank whose own securities are of high quality in order to improve the credit rating of the California Municipal Security. Such external agreement may be issued by a foreign bank.

         For the purpose of the Fund's investment restrictions set forth beginning on page 9, the identification of the "issuer" of California Municipal Securities which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities. In the case of industrial development bonds, the "issuer" is the user of the facility, which is usually a non-governmental entity.

         Obligations of issuers of California Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its California Municipal Securities may be materially affected. The Fund may invest more than 25% of its total assets in California Municipal Securities the interest upon which is paid from revenues of similar types of projects. There could be economic, business or political developments which might affect all California Municipal Securities of a similar type. However, the Fund believes that the most important consideration affecting the credit risk is the quality of particular issues of California Municipal Securities, rather than factors affecting all, or broad classes of, California Municipal Securities.

Risk Factors - California Municipal Securities

         Since the Fund's portfolio concentrates its investments in California Municipal Securities, the Fund is affected by any political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers or otherwise affect the ability of California issuers to pay interest or repay principal. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

         Certain of the California Municipal Securities in which the Fund invests may be obligations of issuers that rely, as a source of revenue, in whole or in part, directly or indirectly, on ad valorem real property taxes. In 1978, state voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such city, county or district, and requires not less than a two-thirds vote of each of the two houses of the State Legislature to enact any changes in state taxes for the purpose of increasing revenues, whether by increased rates or changes in methods of computation.

                  Certain California Municipal Securities may be obligations of issuers which rely in whole or in part on state revenues for payment of such obligations. After the adoption of Article XIIIA, legislation was adopted which provided for the reallocation of property taxes and other revenues to local public agencies, increased state aid to such agencies, and the assumption by the state of certain obligations previously paid out of local funds. More recent legislation has, however, reduced state assistance payments to local governments. There can be no assurance that any particular level of state aid to local governments will be maintained in future years.

         In 1979,  an amendment  was passed  adding  Article  XIIIB to the State
Constitution. As amended in 1990, Article XIIIB imposes an "appropriations limit" on the spending authority of the state and local government entities. In general, the appropriations limit is based on certain 1978-1979 expenditures, adjusted annually to reflect changes in the cost of living, population and certain services provided by state and local government entities. If a governmental entity raises revenues beyond its "appropriations limit" in any year, a portion of the excess which cannot be appropriated within the following year's limit must be returned to the entity's taxpayers within the two subsequent fiscal years, generally by a tax credit, refund, or temporary suspension of tax rates or fee schedules. One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters). During the 1986-87 fiscal year, when excess revenues could not be carried over to the following year, the State General Fund collected approximately $1 billion more than could be spent under the Article XIIIB limitation. These excess revenues were returned to taxpayers, and no assurance exists that similar excess tax collections will not recur in the future.


         In 1988 and 1990, Article XIIIB was amended to require the State Legislature to establish a prudent state reserve, and to require the transfer of 50% of excess revenues to the State School Fund; any amounts allocated to the State School Fund will increase the appropriations limit. It was further amended in 1990 to exclude from the appropriations limit appropriations for qualified capital outlay projects, certain increases in transportation-related taxes, and certain emergency appropriations. In 1988, California voters approved an initiative known as Proposition 98, which, in addition to amending Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.


         In addition to the adoption of Articles XIIIA and XIIIB, in June 1982 state voters approved initiative measures which: (1) repealed the state gift and inheritance taxes and enacted a California death tax, and (2) reduced state personal income tax revenues by increasing the amount by which personal income tax brackets will be adjusted for inflation. The State Legislature has also adopted other changes in revenue laws which reduce state tax revenues by exempting business inventories from state personal property taxation, excluding acquisitions of real estate to replace property transferred to a public entity from the definition of "change of ownership" for property tax purposes, and adopting a variety of tax credits.


         In 1986, state voters approved an initiative measure known as Proposition 62, which among other things requires that any tax for general governmental purposes imposed by local governments be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate, requires that any special tax (levied for other than general governmental purposes) imposed by a local government be approved by a two-thirds vote of its electorate, and restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed. In 1996, state voters approved an initiative measure known as Proposition 218, which imposed similar voter approval requirements for local taxes imposed by charter cities in California. In September 1995 the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

         In July 1991, California increased taxes by adding two new marginal tax rates, at 10% and 11%, effective for tax years 1991 through 1995. After 1995, the maximum personal income tax rate returned to 9.3%, and the alternative minimum tax rate dropped from 8.5% to 7%. In addition, legislation in July 1991 raised the sales tax by 1.25%, 0.5% of which was a permanent addition to counties that was specifically earmarked to trust funds to pay for health and welfare programs whose administration had been transferred to such counties. An additional 0.5% of the sales tax rate was scheduled for termination on June 30, 1993, but was extended by legislation through December 31, 1993. The approval of Proposition 172 on the November 1993 ballot by the voters extended this increase permanently.

         The application and interpretation of a number of the foregoing provisions of the State Constitution and laws are currently and will probably continue to be the subject of numerous lawsuits in the California courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of such provisions, their implementing legislation and regulations issued by the State Board of Equalization. However, the outcome of such litigation, legislation and regulations could substantially impact local property tax collections and the ability of state agencies, local governments and districts to make future payments on outstanding debt obligations.

         Certain debt obligations in which the Fund invests may be payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California laws limit the remedies of a creditor secured by a mortgage or deed of trust.

         The effects of these various constitutional and statutory provisions upon the ability of the issuers of California Municipal Securities to pay interest and principal on their obligations remains unclear. In addition, other measures affecting the taxing or spending authority of the state or its political subdivisions may be enacted in the future.


         California is the most populous state in the nation with a total population at the 1990 census of 29,976,000. Growth has been incessant since World War II, with population gains in each decade since 1950 of between 18% and 49%. During the last decade, population rose 26%. The State now comprises 12.3% of the nation's population and 12.9% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, the State was adversely affected by both the national recession and the cutbacks in aerospace and defense spending which have had a severe impact on the economy in Southern California. ln 1990, unemployment moved above the national average for the first time in many years and has since remained significantly above the U.S. average, although the gap is narrowing and is projected to close to within 1% of the national average in 1997.

         California's economy has been recovering from its recession since then. As employment has again begun to grow, financial operations have gradually improved. Positive operating results of the past three years are expected to continue this year, allowing the expected elimination of the previous budget deficit.

         Still, there are long-term uncertainties resulting from strict property tax limits and the share of the budget which must be devoted to education as well as the issues which necessarily accompany an economy in transition from defense-related aerospace to the diverse clusters of high technology, manufacturing and service industries, best described as the information economy.

         The Governor's proposed budget for 1997-1998 contains General Fund expenditures for 1997-98 which have increased by 16.2% over 1991-1992 levels, while revenues for the same time period have increased 20.7%. For 1997-1998 total supplemental security income/state supplemental payment ("SSI/SSP") General Fund expenditures are projected to be $1.66 billion, comparing to $2.069 billion in 1996-1997.


         This decrease results from program changes including federal welfare reform, which eliminated eligibility for approximately 243,700 legal immigrants, of which approximately 160,000 are expected to become naturalized citizens and again become eligible for SSI/SSP. Federal welfare reform also eliminated eligibility for approximately 10,500 children whose disability no longer qualifies for SSI/SSP, most of whom will qualify for temporary assistance for needy families ("TANF").

         General Fund expenditures in 1996-1997 are $277 million greater than the 1996 budget act due to the failure of the federal government to provide maintenance of effort ("MOE") relief in the federal welfare reform bill. The budget assumes federal legislation will be enacted to provided MOE relief in 1997-98. The budget also assumes federal reimbursement of $299 million for incarceration costs of adult and juvenile illegal immigrant felons for 1997-1998. The cost to California of incarceration and parole supervision of these illegal immigrant felons is estimated to be $518 million annually.

         The most common measure of bonded indebtedness is the ratio of net tax-supported debt to General Fund revenues. Using this measure, for 1996-97 California's debt is 5.3% and would rise to a maximum of 5.5% in 1998-99 if no other bonds are authorized. This statistic is based on general obligation debt which relies on the General Fund for repayment (i.e., excludes self-liquidating general obligation debt) and on all lease-revenue debt. This debt measure will rise to 5.7% in 1999-2000 if the bond programs proposed in the Governor's Budget are implemented.

         Because of the State of California's continuing budget problems, the rating of the State's general obligation bonds was downgraded in July 1994 from Aa to A1 by Moody's Investors Service, Inc., from A+ to A by Standard & Poor's Corporation, and from AA to A by Fitch Investors Services, Inc. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+.

         On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the federal bankruptcy laws. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the county to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

         Los Angeles County, the nation's largest county, is also experiencing financial difficulty. It has not yet recovered from the ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. Entering the most recent fiscal year, the county faced a budgetary shortfall of approximately $1.0 billion, resulting in curtailments of virtually every program, hiring and promotion restrictions and lay-offs. The county's budgetary difficulties have continued into 1996-1997 with its future financial status still uncertain.

Special Types of California Municipal Securities

         In addition to the general types of California Municipal Securities discussed above, the Fund may invest in the following special types of California Municipal Securities.

         When-Issued Securities. California Municipal Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase of municipal notes; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income. It is the Fund's intention, however, to be fully invested to the extent practicable, subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a California Municipal Security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.

         In accordance with Securities and Exchange Commission policy, whenever the Fund agrees to purchase securities on a when-issued basis, its custodian will set aside cash or portfolio securities equal to the amount of the commitment in a separate account. If necessary, additional assets will be placed in the account daily so that the value of the account will equal the amount of the Fund's purchase commitment. When the time comes to pay for when-issued securities, the Fund will meet its obligations from the then-available cash flow, sale of securities held in the separate account, cash held in the separate account or otherwise, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). To the extent that the Fund sets aside portfolio securities to satisfy its purchase commitment for when-issued securities, there will be a greater possibility of fluctuation in market value of the Fund's shares (see "Pricing of Our Shares" in the Prospectus) than if the Fund were to set aside cash. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

         Variable Rate and Floating Rate Instruments. The Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the securities that meets certain requirements set forth in Rule 2a-7 of the Investment Company Act of 1940. Variable rate instruments (including instruments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next adjustment of the interest rate. Other variable rate instruments with demand features may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

Temporary Taxable and Tax-Exempt Investments

         Although the Fund will be invested primarily in California Municipal Securities, the Fund is authorized to place up to 20% of its net assets in taxable investments, cash reserves or short-term municipal securities issued outside of California during normal market conditions for liquidity reasons. During periods of uncertain market conditions, the Fund may place more than 20% of its total assets for temporary defensive purposes in taxable investments, cash reserves or short-term municipal securities issued outside of California. The taxable investments in which the Fund may invest are:

                  (a) obligations of the U.S. Government and its agencies and instrumentalities (not all of such obligations are backed by the full faith and credit of the United States; for example, bonds issued by Federal National Mortgage Association, a private corporation, are backed only by the credit of the issuing instrumentality);

                  (b)   certificates  of  deposit,   bankers'   acceptances  and
         short-term obligations of domestic branches of U.S. banks with total assets of $1 billion or more;

                  (c) commercial paper rated A-1 by Standard & Poor's, Prime-1 by Moody's (or equivalently rated by another NRSRO), or, if not rated, of equivalent investment quality as determined by the Adviser;

                   (d) short-term debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by Moody's (Aaa or Aa) or Standard & Poor's (AAA or AA) (or equivalently rated by another NRSRO);

                  (e) repurchase agreements with respect to an underlying security which would otherwisequalify for investment by the Fund.

         Temporary taxable investments of up to 20% of total assets may also be made in anticipation of redemptions, pending investment of proceeds from subscription for Fund shares or from the sale of portfolio securities, or because of market conditions or the scarcity of suitable California Municipal Securities. Interest income from taxable investments will be taxable to shareholders as ordinary income under federal tax laws and California personal income tax. Consequently, the Fund intends to invest its assets in California Municipal Securities to the maximum extent possible and prudent.

         The short-term tax exempt municipal securities of non-California issuers in which the Fund may invest include tax anticipation notes, revenue anticipation notes, general obligation bonds, industrial revenue bonds, construction loan notes and tax anticipation commercial paper. Such securities will be limited to those obligations which, at the time of purchase, are (a) rated in the top two categories of Moody's (Aaa or Aa) or Standard & Poor's (AAA or AA) or, in the case of municipal notes, rated MIG-1 by Moody's, or A-1 by S&P; or (b) unrated municipal obligations which, in the opinion of the Adviser, have credit characteristics equivalent to such ratings. The income from such securities is exempt from federal income taxes but may not be exempt from California personal income taxes.

         Repurchase Agreements. Repurchase agreements maturing in more than seven days, together with any other illiquid instruments held by the Fund (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Trustees or the Adviser has determined under Board- approved guidelines are liquid), will not, at the time entered into, exceed 10% of the net assets of the Fund. Because of their short maturity, repurchase agreements provide liquidity to the Fund while allowing the Fund to remain fully or substantially invested. The Fund will only enter into repurchase agreements of one business day's maturity and only with broker/dealers with substantial capital or major U.S. banks. Each repurchase agreement will be fully collateralized with respect to both principal and interest by U.S. Treasury instruments for the entire term of the agreement. Upon payment, possession of all underlying collateral will be transferred to an agent of the Fund for the term of the agreement. If a particular securities dealer or bank defaults on its obligation to repurchase the underlying security as required by the terms of a repurchase agreement, the Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the security. In addition, should the defaulting securities dealer or bank file for bankruptcy, the Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

Risk Considerations

         There can be no assurance that the Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Fund may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term California Municipal Securities market.

         Yields on California Municipal Securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligations and the rating of the issue.

         The policies described above in this section are not fundamental and may be changed upon notice to shareholders.

         Tax exempt securities purchased on a when-issued basis are subject to changes in value as a result of changes in interest rates in the same way that securities held in the Fund's portfolio are. Purchasing tax exempt securities on a when-issued basis can thus involve a risk that yields available in the market when delivery takes place may actually be higher than those obtained in the when-issued transaction.

                             INVESTMENT RESTRICTIONS

         The following investment restrictions may not be changed without a shareholder vote. A change requires the affirmative vote of a majority of the Fund's outstanding shares, which as used in this Statement means the lesser of
(1) 67% of the Fund's outstanding shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. With respect to investment restrictions Number 1 through 9 below, the Fund may not:

         1. Purchase securities on margin; sell short; purchase warrants; or write, purchase, or sell straddles, spreads, or combinations thereof.

         2. Borrow money, except from banks for temporary purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 10% of the value of the Fund's assets at the time of such borrowing, provided, that so long as such borrowings exceed 5% of the value of the net assets, the Fund will not make any investments; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in an aggregate amount not in excess of the dollar amount borrowed.

         3. Act as an underwriter of securities of other issuers, except to the extent that the purchase of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting.

         4. Purchase securities (other than under repurchase agreements of not more than one week's duration, considering only the remaining days to maturity of each existing repurchase agreement) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which the Board of Trustees or the Adviser has determined under Board-approved guidelines are liquid), if as a result of any such purchase, more than 10% of the Fund's net assets would be invested in such securities.

         5. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments issued or guaranteed by the California state government or a political subdivision thereof and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         6. Purchase or sell real estate, except this shall not prevent the Fund from investing in securities secured by real estate or interests therein.

         7. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

         8. Make loans, except that the Fund may hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies.

         9. Issue any class of securities senior to any other class of securities, except that the Fund may purchase when-issued securities as described in the Prospectus and herein.

         10. The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The following investment restrictions may be changed by the Board of Trustees without the approval of shareholders. Appropriate notice will be given of any changes in these restrictions made by the Board of Trustees. With respect to investment restrictions Number 11 through 14 below, the Fund may not:

         11. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, and except for purchases of securities of money market mutual funds.

         12. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

         13. Invest more than 5% of the Fund's total assets in securities of any issuer which, together with its predecessors, has been in continuous operation less than three years, except obligations issued or guaranteed by the

U.S.Government or its agencies, or California Municipal Securities (other than industrial development bonds) (for this purpose the period of operation of the issuer shall include the period of operation of any predecessor or unconditional guarantor of such issuer).

         14. Purchase or retain the securities of an issuer if those officers or trustees of the Trust or officers or directors of the Adviser who are also officers or directors of the issuer and who each own beneficially more than 1/2 of 1% of the securities of that issuer together own more than 5% of the securities of such issuer.

         15. The Fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         For the purposes of the limitations set forth in paragraphs 5, 13 and 14, the Fund will regard the entity which has the ultimate responsibility for the payment of principal and interest as the issuer.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                             PORTFOLIO TRANSACTIONS

         The Advisory Agreement authorizes the Adviser (subject to the control of the Board of Trustees) to select brokers and dealers to execute purchases and sales of portfolio securities. The Advisory Agreement directs the Adviser to use its best efforts to obtain the best overall terms for the Fund, taking into account such factors as price (including dealer spread), the size, type and difficulty of the transaction involved, and the financial condition and execution capability of the broker or dealer.


         Purchases and sales of the Fund's portfolio securities are generally placed by the Adviser with the issuer, the issuer's underwriter or with a primary market maker. Usually no brokerage commission is paid, although the price usually includes an undisclosed compensation. (Transactions with primary market makers reflect the spread between bid and asked prices; purchases of underwritten issues include an underwriting fee paid by the issuer to the underwriter.) During the last three fiscal years ended December 31, 1994, 1995 and 1996 the Fund paid no brokerage commissions.


         To the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research services such as credit analysis. Any such research services would be available for use on all investment advisory accounts of the Adviser.

         Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.


         In no instance will portfolio securities be purchased from or sold to Sutro, Tucker Anthony Incorporated or any affiliated person (as defined in the 1940 Act) thereof.

                                  CURRENT YIELD

         The Securities and Exchange Commission requires by rule that a yield quotation set forth in an advertisement or prospectus for a "money market" fund be computed by a standardized method based on a historical seven calendar day period referred to as the "base period." The yield quoted may be a simple annualized yield or a compounded effective yield which gives effect to the reinvestment of the proceeds of the investment portfolio. If the compounded effective yield is used in an advertisement, the simple annualized yield must also be included. Both yields are computed on the basis of the base period return on a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the seven-day base period. The base period return equals the net change in value of the account over the seven-day period, including dividends declared both on the original share and on any additional shares purchased with previous dividends (such dividends are declared daily and paid from the net investment income of the Fund) and minus all fees, other than nonrecurring account or sales charges charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The fees deducted will take into account the expense limitation agreement as described in "Our Management" in the Prospectus. The net change in value does not include realized gains and losses from the sale of securities or unrealized appreciation or depreciation of the securities. The base period return is then multiplied by 365/7 to arrive at the annualized simple yield. The compounded effective yield is calculated by dividing the base period return (calculated as above) by 7, adding 1, raising that sum to the 365th power and subtracting 1 from the result. Both calculations of yields are then expressed to at least two decimal points.



         For the seven day period ended December 31, 1996, the simple annualized yield of the Fund was 3.41%, the compound effective yield was 3.47%, and the Fund had an average weighted maturity of investments of 37 days.



                      ADDITIONAL INFORMATION ON REDEMPTION

         The Fund may suspend redemption privileges or postpone the date of payment on shares for more than seven days during any period (1) when the New York Stock Exchange is closed (other than for weekends or holidays) or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the SEC may otherwise permit.

         It is possible that under unusual circumstances the redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

                                 NET ASSET VALUE

         As disclosed in the Prospectus, the net asset value per share of the Fund is determined at 12:00 noon New York time Monday through Friday, as described below. The Fund will be closed on the following national business holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of the Fund is determined daily under the general supervision of the Trust's Board of Trustees by the Fund's custodian at 12:00 noon New York time on each day on which the New York Stock Exchange is open or on which there is a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's redeemable securities might be materially affected by changes in the value of the portfolio securities. Purchase or redemption orders accepted by John Hancock Signature Services, Incorporated ("JHSS") prior to 12:00 noon New York time will be priced at 12:00 noon New York time that day. Purchase or redemption orders accepted by JHSS subsequent to 12:00 noon New York time will be priced at 12:00 noon New York time the next day that net asset value is computed. Net asset value per share is computed by taking the value of all assets of the Fund, less liabilities, and dividing by the number of shares outstanding. To determine the value of the assets of the Fund for the purpose of obtaining the net asset value, portfolio securities are valued at amortized cost, as described below, and interest is accrued daily.

         Since the Fund has adopted a policy of normally holding portfolio securities to maturity, all portfolio securities of the Fund will normally be valued at amortized cost. Thus, it is not expected that realized or unrealized gains or losses on portfolio securities will be a substantial factor in the computation of the net asset value or gross income of the Fund. If in some extraordinary circumstance the Fund experiences gains or losses (realized or unrealized), whether recognized or unrecognized, this could result in a change in net asset value, a change in dividends, or both.

         The Trust complies with the provisions of Rule 2a-7 under the 1940 Act which permits the Fund to compute the net asset value using the amortized cost method of valuing portfolio securities. To comply with that rule, the Board of Trustees has agreed to establish procedures to stabilize the net asset value for the Fund at $1.00 per share. These procedures include a review by the Board of Trustees of the extent of any deviation of net asset value per share, based on available market quotations or estimates of market value determined by the Board of Trustees in good faith, from the Fund's $1.00 amortized cost value per share. If that deviation exceeds 1/2 of 1%, the Board of Trustees will consider any action that should be initiated to reasonably eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations. In addition, the Fund must (a) maintain a dollar weighted average portfolio maturity of 90 days or less, (b) not purchase any instrument with a remaining maturity greater than 397 days, (c) limit portfolio investments, including repurchase agreements, to securities that, at the time of acquisition,
(i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or
(iii) if not rated, are of comparable quality as determined by the Board of Trustees in accordance with procedures established by the Board of Trustees, and
(d) comply with certain reporting and recordkeeping procedures. The Trust's officers will periodically review the method of valuation and recommend changes to the Board of Trustees which may be necessary to assure that the portfolio securities of the Fund are valued at their fair value as determined by the Trustees in good faith. The Fund will limit its investments to securities that present minimal credit risks, as determined by the Board of Trustees in accordance with the procedures established by the Board of Trustees.

         Amortized cost valuation involves valuing a security at its cost and adding or subtracting, ratably to maturity, any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Under the amortized cost method of valuation, neither the amount of daily income nor net asset value is affected by any unrealized appreciation or depreciation of the portfolio. As a result, in periods of declining interest rates, the indicated daily yield on a portfolio valued by amortized cost will be higher than on a portfolio valued by market prices.

         Since there is no sales load involved in an investment in the Fund, 100% of the shareholder's purchase price is invested in shares of the Fund.

                         ADDITIONAL INFORMATION ON TAXES

Taxation of the Fund

         The Fund intends to qualify and elects to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income (other than capital gains) and net short-term capital gain for the taxable year. To qualify for tax treatment as a "regulated investment company" under the Code, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test");
(ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities or certain other financial investments held for less than three months (the "30% test"); and (iii) satisfy certain other diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, in order to be entitled to pay tax-exempt interest income dividends to its shareholders, the Fund must satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest of which is exempt from federal income tax. The Fund intends to satisfy this requirement.

         The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable ordinary income for the calendar year, and (2) 98% of its capital gain net income for the twelve month period ending on October 31 of the calendar year, and (3) certain undistributed amounts from the preceding calendar year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of Shareholders

         Information concerning the tax status of dividends and distributions is mailed to shareholders annually. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes and California personal income taxes. If any portion of the Fund's dividends is not exempt from federal or California personal income taxes, the Fund will advise shareholders in the annual tax information notice of the percentage of both tax exempt and taxable income. In accordance with the Code, expenses of the Fund will be allocated pro rata between taxable and nontaxable income.

         Net investment income received by the Fund from investments in debt securities other than tax exempt securities, and any excess of net short-term capital gain over net long-term capital loss recognized by the Fund, will be taxable to shareholders upon distribution as ordinary income, regardless of whether they are paid in cash or in additional shares. The excess of net long-term capital gain over net short-term capital loss, to the extent properly designated by the Fund, will be taxable to shareholders upon distribution as long-term capital gain, regardless of the length of time the shares have been held or whether they are paid in cash or in additional shares. However, it is expected that any such amounts will be insubstantial in relation to the tax exempt interest generated by the Fund.

         Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are taxable as of December 31, provided that the Fund pays the dividend during the following January. It is expected that none of the Fund's distributions will qualify for the 70% corporate dividends-received deduction.

         The Fund designates and pays exempt-interest dividends from interest earned on all tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for federal income tax purposes.

         To the extent that the net asset value at the time of purchase of shares in the Fund reflects capital gains, a subsequent distribution to the shareholder of such amounts, although constituting a return of his or her investment, would be taxable as described above. Any loss on the sale or exchange of shares of the Fund held for six months or less will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

         To the extent that the Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are properly designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt interest dividends received from the Fund must be taken into account for purposes of determining whether their incomes are large enough to result in taxation of up to 85% of the amount of such Social Security benefits.

         All distributions of investment income during the year will have the same percentage designated as tax exempt. Since the Fund invests primarily in tax exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

         Interest on certain private activity bonds issued after August 7, 1986 not otherwise subject to federal income tax may be subject to the federal alternative minimum tax ("AMT") although the interest continues to be excludable from gross income for other purposes. The AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (including the "items of tax preference"). Interest from certain private activity bonds is one of the items of tax preference that is added into income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. Under regulations to be prescribed, exempt-interest dividends paid by the Fund will be treated as interest on such private activity bonds to the extent of the proportionate share of the interest on such bonds received by the Fund. In addition, corporate investors should note that exempt-interest dividends will be a component of the "current earnings" adjustment for the corporate AMT. Prospective investors should consult their own tax advisors with respect to the possible application of the AMT to their tax situation.

         Opinions relating to the validity of tax exempt securities and the exemption of interest thereon from federal and California income taxes are rendered by recognized bond counsel to the issuers. Neither the Adviser's nor the Fund's counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the bases of such opinions.

         From time to time, proposals have been introduced before Congress for the purpose of restricting, limiting, or eliminating the federal income tax exemptions for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If any such proposal were enacted, the availability of California Municipal Securities for investment by the Fund and the value of the Fund's portfolio would be affected. In such an event, the Fund would reevaluate its investment objective and policies.

California Taxation

         The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies. Thus, to the extent the Fund distributes its income annually, the Fund will be exempt from the California franchise and corporate income tax as a regulated investment company under Section 24871 of the California Revenue and Taxation Code.

         As a regulated investment company, the Fund may distribute dividends ("California exempt-interest dividends") that are exempt from the California personal income tax to its individual shareholders, provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law. The Fund intends to satisfy this requirement so that it can distribute California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends will be exempt from the California personal income tax.

         The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations of California and its municipalities and localities which pay interest excludable from income under California law. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. Any dividends paid to corporate shareholders subject to the California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders. The total amount of California exempt-interest dividends paid by the Fund to all of its individual shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California Municipal Obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest.

         Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not generally be deductible for California income tax purposes. If the shareholders of the Fund receive any California exempt-interest dividends and sell their shares within six months of their acquisition, then any loss, to the extent of the amount of exempt-interest dividends received on the sale, will be disallowed. Any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

         With respect to individual shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Fund should consult their tax advisers with respect to the application of California taxes to the receipt of the Fund's dividends and to their own California tax situation.

                             MANAGEMENT OF THE FUND

         The Trustees and executive officers of the Trust and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Beacon Street, Boston, Massachusetts 02108.

         *Dexter A. Dodge-Trustee, Chairman of the Board and Chief Executive Officer, President and Managing Director of the Adviser since July 1992. He is
62. Vice President of Freedom Distributors Corporation since 1989 and Director since 1994.

---------------

* Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         Richard A. Farrell-Trustee-160 Federal Street, Boston, Massachusetts 02110. He is 63. President since 1980 of Farrell, Healer & Co., a venture capital management firm that manages The Venture Capital Fund of New England.

         Ernest T. Kendall-Trustee-230 Beacon Street, Boston, Massachusetts 02116. He is 64. President, Commonwealth Research Group, Inc., Boston, MA, a consulting firm specializing in microeconomics, regulatory economics and labor economics, since 1978.

         Richard B. Osterberg-Trustee-84 State Street, Boston, Massachusetts 02109. He is 52. Member of the law firm of Weston, Patrick, Willard & Redding, Boston, MA since 1978.


         *Lawrence G. Kirshbaum-Trustee and Chief Financial Officer-1 World Financial Center, New York, New York 10281. He is 54. Chief Financial Officer and Executive Vice President of Freedom Securities Corporation since 1992. Director of Tucker Anthony Incorporated, Sutro & Co. Incorporated, John Hancock Clearing Corporation and the Adviser since 1992. Chairman of Prescott, Ball & Turben, Inc., Cleveland, Ohio, from 1987-1990. Chief Financial Officer of Prescott, Ball & Turben, Inc. from 1982-1987.


         William H. Darling -Trustee - 294 Washington Street, Suite 310, Boston, Massachusetts 02108. He is 47. President, W.H. Darling & Co., Inc., managing corporate general partner to a coal land lessor, since 1994. Partner of Sagamore Partners, which provides trustee services to family and related trusts, since 1993. Certified Public Accountant, William A. Darling, CPA since 1982.

         John R. Haack - Trustee - 311 Commonwealth Avenue #81, Boston, Massachusetts 02115. He is 54. Vice President of Operations, Reliable Transaction Processing, 1995 to present. Major General, Assistant to the Commander in Chief, U.S. Space Command, 1993 to 1995. General Manager, Unilect Industries, which is an electrical component manufacturer, 1993 to 1994. Brigadier General, Commander of 102nd Fighter Interceptor Wing, U.S. Air Force and Air National Guard, 1986 to 1993.

         Laurence R. Veator, Jr. - Trustee - 8 Cove Way, Rust Island, Gloucester, Massachusetts 01930. Currently retired. Formerly, President, Pacific/Interamerican Divisions of Grace Specialty Chemicals Co. from 1975 to 1987.

         John J. Danello-President and Secretary-President of the Adviser since February 1996, Chief Operating Officer of the Adviser since February 1994 and Managing Director, Clerk and General Counsel since November 1986. He is 41. President and Director since February 1989 and Clerk since February 1987 of Freedom Distributors Corporation. Prior to November 1986, Mr. Danello was associated with the law firm of Goodwin, Procter & Hoar.

         Darlene F. Rego-Treasurer-Vice President of the Adviser since February 1995 and Assistant Vice President since December 1992. She is 33. Assistant Treasurer of the Trusts from July 1987 until December 1992.

         Mary Jeanne Currie-Vice President-Vice President of the Adviser since February 1983. She is 48.

         Michael M. Spencer-Vice President-Senior Vice President and Director of Fixed-Income Investments of the Adviser since August 1995. He is 46. From 1985 to 1995, Mr. Spencer was a Portfolio Manger at Shawmut Investment Advisers.

         Paul F. Marandett-Vice President-Vice President of the Adviser since 1990. He is 54. From 1980 to 1990, Mr. Marandett was vice president with the Bank of Boston.


       Maureen M. Renzi-Assistant Secretary-Assistant Vice President of the Adviser since February 1995 and Assistant Clerk and Compliance Officer since July 1992. She is 32. Vice President of Freedom Distributors Corporation since February 1995. Paralegal at New England Securities from March 1989 to July 1992.

---------------

* Trustee may be deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         Messrs. Dodge, Danello, Kirshbaum, Marandett, McCarthy and Spencer and Mesdames Currie, Rego and Renzi are all officers of the Adviser as well as of the Trust.


         During the last fiscal year of the Trust, the Trustees were compensated as follows:



                                                  Aggregate                             Total
                                                Compensation                        Compensation
      Name of                                From the California                  from Fund Complex
      Trustee                               Tax Exempt Money Fund               Paid to Trustees (a)

Dexter A. Dodge                                      $0                                  $0
Richard A. Farrell                                  2,758                              20,800
Ernest T. Kendall                                   1,758                              20,400
Richard B.Osterberg                                 2,758                              20,400
Lawrence G. Kirshbaum                                 0                                   0
William H. Darling                                    0                                   0
John R. Haack                                         0                                   0
Laurence R. Veator, Jr.                               0                                   0
Patrick Grant(b)                                      427                               4,200
Ralph Lowell, Jr.(b)                                  427                               4,200
William Barron, III(b)                                427                               4,200




(a) Includes compensation from the Freedom Tax Exempt Money Fund, Freedom Government Securities Fund, Freedom Cash Management Fund, California Tax Exempt Money Fund and the FundManager Portfolios. The Trust does not provide any pension or retirement benefits for the Trustees.

(b) Messrs. Grant, Lowell and Barron resigned as Trustees effective December 31, 1995 but were compensated in fiscal year 1996 for certain services performed in 1995.




         Although the nominees of the Fund may at times be the record holders of in excess of 5% of shares of the Fund by virtue of holding shares in "street name," to the knowledge of the Trust, no person owns beneficially 5% or more of the shares of the Fund. As of January 31, 1997, the officers and Trustees of the Trust as a group own less than 1% of the outstanding shares of the Fund.



                             THE INVESTMENT ADVISER

         The  investment  adviser  for the Fund is  Freedom  Capital  Management
Corporation, a Massachusetts corporation (the "Adviser"), with offices at One Beacon Street, Boston, Massachusetts. The Adviser is a registered investment advisory firm which maintains a large securities research department, the efforts of which will be made available to the Fund.


         The Adviser is an indirect, wholly-owned subsidiary of JHFSC Acquisition Corp., a newly-formed Delaware corporation. JHFSC Acquisition Corp. is located at One Beacon Street, Boston, Massachusetts 02108. The Adviser was formerly an indirect subsidiary of John Hancock Subsidiaries, Inc. ("Hancock Subsidiaries") which transferred approximately 95% of its interest in John Hancock Freedom Securities Corporation ("Freedom Securities"), the parent company of the Adviser to JHFSC Acquisition Corp. JHFSC Acquisition Corp. is owned by an investor group which includes certain members of management and employees of Freedom Securities and its subsidiaries, including the Adviser (the "Employee Shareholders"). To accomplish the sale, Hancock Subsidiaries, JHFSC Acquisition Corp., Thomas H. Lee Equity Fund III, L.P. ("Lee") and SCP Private Equity Partners, L.P. ("SCP"), entered into a Contribution Agreement on October 4, 1996, pursuant to which Hancock Subsidiaries contributed 100% of the issued and outstanding shares of capital stock of Freedom Securities to JHFSC Acquisition Corp., in exchange for (i) 4.9% of the issued and outstanding capital stock of JHFSC Acquisition Corp. and (ii) aggregate consideration of $180,000,000 (subject to reduction to the extent of certain distributions made prior to closing).


         Upon consummation on November 29, 1996 of the transactions contemplated by the Contribution Agreement, Freedom Securities became a wholly-owned subsidiary of JHFSC Acquisition Corp., and the Adviser remained a wholly-owned subsidiary of Freedom Securities. The outstanding capital stock of JHFSC Acquisition Corp. after the consummation of the Transaction is held by the following persons and companies are approximately the following percentages:
Thomas H. Lee Equity Fund III., L.P. (49.9%), SCP Private Equity Partners, L.P. (13.0%), John Hancock Subsidiaries, Inc. (4.9%), and Employee Shareholders (32.2%).


         Thomas H. Lee Equity Fund III, L.P. is a Massachusetts limited partnership. The general partner of Thomas H. Lee Equity Fund III, L.P. is THL Equity Advisors III Limited Partnership, a Massachusetts limited partnership. The general partner of THL Equity Advisors III Limited Partnership is THL Equity Trust III, a Massachusetts business trust. The sole beneficial owner of THL Equity Trust III is Thomas H. Lee. The address of Thomas H. Lee Equity Fund III, L.P., THL Equity Advisors III Limited Partnership and THL Equity Trust III is 75 State Street, Boston, Massachusetts 02109.

         SCP Private Equity Partners, L.P. is a Delaware limited partnership. The general partner of SCP Private Equity Partners, L.P. is SCP Private Equity Management, L.P., a Delaware limited partnership. The interests of SCP Private Equity Management, L.P. are divided equally among its three general partners:
Safeguard Capital Management, Inc. (which is a wholly owned subsidiary of Safeguard Scientifics, Inc., a publicly held company), Winston J. Churchill and Samuel A. Plum. The address of SCP Private Equity Partners, L.P., SCP Private Equity Management, L.P., Safeguard Capital Management, Inc., Winston J. Churchill and Samuel A. Plum is 435 Devon Park Drive, Wayne, Pennsylvania 19087.

         The consummation of the Transaction resulted in a change of control of the Adviser, causing the Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds, to be "assigned," as such term is defined under the Investment Company Act of 1940 (the "1940 Act"). This assignment necessitated approval of a new Advisory Agreement by the shareholders of the Funds. The shareholders of the Funds approved the new Advisory Agreements at meetings held on December 16, 1996.

         Freedom Distributors Corporation ("Freedom" or the "Distributor") serves as distributor and principal underwriter for the Fund pursuant to a distribution agreement with the Trust. Freedom, established in 1987, is a wholly-owned subsidiary of the Adviser. Sutro & Co. Incorporated and Tucker

Anthony Incorporated, brokerage firms which are members of the New York Stock Exchange, are also distributors for the Fund and indirect subsidiaries of JHFSC Acquisition Corp.


         Pursuant to an investment advisory agreement dated as of November 29, 1996 (the "Advisory Agreement") between the Trust and the Adviser, the Adviser agreed to act as investment adviser and manager to the Fund. As manager and investment adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Board of Trustees, which investments should be purchased, held, sold or exchanged, (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent, and (c) provide the Trust with such executive, administrative and clerical personnel, officers and equipment as are deemed necessary for the conduct of the business of the Trust.

         The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses (except that the expense of printing and mailing prospectuses used for promotional purposes will not be borne by the Fund), proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Fund; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of the Trust's custodian, including those for keeping books and accounts and calculating the net asset value of shares of the Fund; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; the compensation and expenses of its Trustees who are not otherwise affiliated with the Trust, the Adviser or John Hancock or any of their affiliates; expenses of trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.


         The Advisory Agreement was approved by the outstanding shareholders of the Fund at a meeting held on December 16, 1996. The Advisory Agreement for the Trust was approved on October 3, 1996 by all of the Trustees, including all of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of each Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if it is assigned.

         Mr. Osterberg, a Trustee of the Trust, is a member of the law firm of Weston, Patrick, Willard & Redding, which has retained the Adviser from time to time to provide investment advisory consulting services for clients of such firm.

         For the fiscal year ended December 31, 1994, the Fund incurred investment advisory fees in the amount of $410,414. During the fiscal year ended December 31, 1994, the Adviser waived $164,965 of that amount.


         For the fiscal year ended December 31, 1995, the Fund incurred investment advisory fees in the amount of $434,998. During the fiscal year ended December 31, 1995, the Adviser waived $152,510 of that amount.


         For the fiscal year ended December 31, 1996, the Fund incurred investment advisory fees in the amount of $528,064. During the fiscal year ended December 31, 1996, the Advisor waived $158,420 of that amount.



                       DISTRIBUTION OF SHARES OF THE FUND


         The Trust has entered into a Distribution Agreement with Freedom Distributors Corporation, Tucker Anthony Incorporated and Sutro & Co. Incorporated (the "Distributors") whereby the Distributors act as exclusive selling agents of the Fund selling shares of the Fund on a "best efforts" basis. Although the Distributors distribute shares of the Fund on a continuous basis, shares may also be purchased directly from the Fund. No underwriting commissions or discounts are paid to the Distributors in connection with their distribution of shares of the Fund.


                                    CUSTODIAN

         All cash and securities of the Fund are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106, as custodian.

                FINANCIAL STATEMENTS AND INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110 serves as the Trust's independent accountants, providing audit services, including review and consultation, in connection with various filings by the Trust with the Securities and Exchange Commission and tax authorities.


         The financial statements and the report of the independent accountants with respect to the Fund for the fiscal year ended December 31, 1996 are included in the Fund's Prospectus.

                      INFORMATION ABOUT SECURITIES RATINGS
      OF NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ("NRSROs")

Debt Security Ratings, Including Municipal Bonds

         MOODY'S INVESTORS SERVICE, INC. Aaa--the "best quality." Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds.

         STANDARD  &  POOR'S  CORPORATION.   AAA--"obligations  of  the  highest
quality." AA--issues with investment characteristics "only slightly less marked than those of the prime quality issues."

Municipal Bonds

         MOODY'S INVESTORS SERVICE, INC. ("Moody's")

         Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category. The modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

         AAA: Municipal bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and hence provide the maximum safety on all counts.

         AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

         A: Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also to some extent, economic conditions.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Municipal Notes

MOODY's

         Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1 - Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3 - Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4 - Notes are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

S&P's

SP-1 - Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2 - Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper

MOODY's

         Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):  Superior capacity for repayment.

P-2 (Prime-2):  Strong capacity for repayment.

S&P's

         S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

IBCA LIMITED/IBCA INC.

         Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

FITCH INVESTORS SERVICES, INC.

         Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

DUFF & PHELPS INC.

         Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: Short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of time payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

THOMSON BANKWATCH, INC. ("BANKWATCH")

         BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1," "TBW-2," "TBW-3," or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A," A/B," "B," "B/C, "C," "C/D," "D," "D/E," and "E") to each issuer that it rates.

         Note:   Certain  NRSROs  utilize  rankings  within  rating   categories
indicated by a + or -. The Fund, in accordance with industry practice, recognizes such rankings with categories as graduations, viewing for example S&P's rating of A-1+ and A-1 as being in S&P's highest rating category.

                                     PART C

                To the Registration Statement of Freedom Group of
               Tax Exempt Funds including Freedom Tax Exempt Money Fund (the "Tax Exempt Fund") and Freedom California
                  Tax Exempt Money Fund (the "California Fund")

Item 24           Financial Statements and Exhibits.

                  (a)      Financial Statements:

                           (1)      Financial  Statements  included  in  PART  A
                                    (Prospectuses)    of    this    Registration
                                    Statement:



                                    Financial  Highlights for the fiscal periods
                                    ended 1986  through 1995 with respect to the
                                    Tax Exempt  Fund and for the  period  August
                                    27,  1990   (commencement   of   operations)
                                    through December 31, 1990 and the fiscal periods ended 1991 through 1996 with respect to the California Fund.

                                    Financial Statements for the Tax Exempt Fund and the California Fund for the fiscal period ended December 31, 1996.


                                            Report of Independent Accountants
                                            Investments
                                            Statement of Assets and Liabilities
                                            Statement of Operations
                                            Statement of Changes in Net Assets




                           (2) Financial Statements included in PART B of this Registration Statement:

                                            None

                  (b)      Exhibits:

         Exhibit No.                                 Description


               1                    (a)  Amended  and  Restated   Agreement  and
                                    Declaration    of   Trust    (Master   Trust
                                    Agreement)  dated  September  27, 1982.

                                    (b)  Amendment    No.  1  to  Master   Trust
                                    Agreement.

                                    (c)   Amendment   No.  2  to  Master   Trust
                                    Agreement.

                                    (d)   Amendment   No.  3  to  Master   Trust
                                    Agreement.


-------------

         Exhibit No.                                 Description


                                    (e)   Amendment   No.  4  to  Master   Trust
                                    Agreement.


               2                    By-Laws as amended and restated.


               3                    None.


               4                    Specimen  share   certificate  for  the  Tax
                                    Exempt Fund  and California Fund.

               5 Advisory Agreement dated November 29, 1996 between Registrant and Freedom Capital Management Corporation incorporated by reference to Post-Effective Amendment No. 20.

               6 Distribution Agreement dated November 29, 1996 between the Registrant, Tucker Anthony Incorporated, Freedom Distributors
                                    Corporation and Sutro & Co., Incorporated.



               7                    None.


               8 (a) Custodian Agreement between Registrant and State Street Bank and Trust Company.

                                    (b) Letter  Agreement to add the  California
                                    Fund to Custodian Agreement.

               9 Transfer Agency and Service Agreement between Freedom Group of Tax Exempt Funds and John Hancock Fund Services, Inc., recently renamed John Hancock Signature Services, Incorporated, dated as of June 19, 1993.

              10 Opinion and Consent of Goodwin, Procter & Hoar with respect to Tax Exempt Fund, Opinion and Consent of Goodwin, Procter & Hoar with respect to the California Fund.

              11                    Consent  of Price  Waterhouse  LLP.


              12                    Not Applicable.


              13                    Investment Letter.


              14                    None.

              15                    None.

              16                    None.



              17 Financial Data Schedules for the Tax Exempt Fund and the California Fund.


              18                    None.


              19                    Powers of  Attorney.
----------




Item 25.          Persons Controlled by or Under Common Control with Registrant.

                  Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. Registrant does not have any subsidiaries.

Item 26.          Number of Holders of Securities.


                  As of January 31, 1997, the record holders of each class of Registrant's securities were as follows:


                  Title of Class                      Number of Record Holders


         Freedom Tax Exempt Money Fund                         8,772

         Freedom California Tax Exempt                         2,371
           Money Fund

Item 27.          Indemnification.

                  Under Article VII of the Registrant's Amended and Restated Agreement and Declaration of Trust, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office ("Disabling Conduct"); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940. Said Article VII further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Registrant.

Item 28.          Business and Other Connections of Investment Adviser.


                  Freedom Capital Management Corporation (the "Adviser") is a registered investment adviser. The Adviser's offices are located at One Beacon Street, Boston, Massachusetts. It is a wholly-owned subsidiary of Freedom Securities Corporation. Freedom Distributors Corporation, a registered broker-dealer, is a wholly-owned subsidiary of the Adviser and acts as a distributor of shares of the Registrant. The principal office of Freedom Distributors Corporation is at One Beacon Street, Boston, Massachusetts 02108. The principal office of Freedom Securities Corporation is at One Beacon Street, Boston, Massachusetts. The Adviser offers a wide range of investment advisory services to both individuals and institutions.


                  On June 25, 1982, the Adviser and Tucker Anthony Incorporated, a brokerage firm which is a member of the New York Stock Exchange and continues an investment banking and brokerage business established in 1892, were acquired by John Hancock Mutual Life Insurance Company ("John Hancock") as indirect subsidiaries.


                  On November 29, 1996,  John Hancock,  through its  subsidiary,
John Hancock Subsidiaries, Inc., transferred 95.1% of the capital stock of John Hancock Freedom Securities Corporation to JHFSC Acquisition Corp. JHFSC Acquisition Corp. is a newly formed Delaware corporation owned by certain employees and members of management of Freedom Securities Corporation, Thomas H. Lee Equity Fund III, L.P. and SCP Private Equity Partners, L.P.

                  The Adviser also acts as investment adviser for two other registered investment companies, Freedom Mutual Fund and FundManager Portfolios.


                  The following information is provided with respect to each director and executive officer of the Adviser:

                                                                       Business and Other
                                              Position                  Positions Within
         Name                               With Adviser                 Last Two Years

Dexter A. Dodge                             Chairman,                  Managing Director of the
                                            Managing                   Adviser.  Director
                                            Director                   of Freedom Distributors
                                                                       Corporation.

John J. Danello                             President,                 President and
                                            Managing                   Director of
                                            Director, Clerk            Freedom Distributors
                                            and General                Corporation.
                                            Counsel



Richard V. Howe                             Managing                   Managing Director of
                                            Director                   the Adviser.




                                                                       Business and Other
                                              Position                  Positions Within
         Name                               With Adviser                 Last Two Years

Michael M. Spencer                          Senior Vice                Portfolio Manager at
                                            President and              Shawmut Investment Advisers.
                                            Director of Fixed-
                                            Income Investments

Arthur E. McCarthy                          Director                   Managing Director of
                                                                       Tucker Anthony
                                                                       Incorporated.





Lawrence G. Kirshbaum                       Director                   Chief Financial Officer of
                                                                       Freedom Securities Corporation
                                                                       Director of Tucker Anthony
                                                                       Holding Corp., John Hancock
                                                                       Clearing Corporation and Sutro
                                                                       Group.  Registered Principal of
                                                                       Tucker Anthony Incorporated.
                                                                       Former Chief Executive Officer of
                                                                       Kirshbaum & Co. and of Prescott,
                                                                       Ball & Turben.

John H. Goldsmith                           Managing Director          President and Chief
                                                                       Executive Officer of
                                                                       Freedom Securities Corporation
                                                                       Inc.  Chairman and Chief Executive
                                                                       Officer of Tucker Anthony
                                                                       Incorporated.


Terrence J. Gerlich                         Managing                   Managing Director of the Adviser
                                            Director


Ellen C. Varney                             Senior Vice                Senior Vice President and Chief
                                            President and              Financial Officer of Adviser since
                                            Chief Financial            February 1996. Financial Manager
                                            Officer                    of John Hancock from September
                                                                       1990 to December 1995.

Charles B. Lipson                           President of the           President and founder of the M.D.
                                            M.D. Hirsch                Hirsch Division of the Adviser
                                            Division of the            since February 1995. President
                                            Adviser                    and Chief Operating Officer.
                                                                       Officer of the M.D. Hirsch Division
                                                                       of Republic Asset Management
                                                                       Corporation from February 1991 to
                                                                       December 1994.

Michael D. Hirsch                           Chairman,                  Chairman, M.D. Hirsch Division of
                                            M.D. Hirsch                the Adviser since February 1995.
                                            Division of the            Vice President and Executive Vice
                                            Adviser                    Chairman and Managing Director,
                                                                       Portfolio Manager M.D. Hirsch
                                                                       Division of Republic Asset
                                                                       Management Corporation from June
                                                                       1993 to February 1994.





Item 29.  Principal Underwriters.


         (a) Freedom Distributors Corporation ("Freedom") acts as co-distributor with Sutro & Co. Incorporated ("Sutro"), and Tucker Anthony Incorporated ("Tucker Anthony") with respect to the California Fund and the Tax Exempt Fund. Freedom, Sutro and Tucker Anthony also act as co-distributors for Freedom Mutual Fund and Fund Manager Trust, and Freedom acts as a distributor for Freedom Investment Trust, Freedom Investment Trust II and Freedom Investment Trust III, all registered investment companies.


         (b)(1) The name of each director and officer of Freedom, together with the offices held by such person with Freedom and the Registrant, are set forth below. The principal business address of each person named below is One Beacon Street, Boston, MA 02108.


         Name                                                 Offices With Freedom and the Registrant

John J. Danello.............................................  President and Director of Freedom
                                                              and Secretary of the Registrant

Michael G. Ferry............................................  Treasurer of Freedom

Dexter A. Dodge.............................................  Director of Freedom and Chief
                                                              Executive Officer of the Registrant.

Maureen M. Renzi............................................  Vice President and Clerk of Freedom.
                                                              Assistant Secretary of the Registrant.



                  (b)(2) The persons whose names and addresses are set forth below hold the offices with Tucker Anthony indicated below. None of these persons holds any position or office with Freedom.




                  Name and Principal
                   Business Address                                    Offices With Tucker Anthony

John H. Goldsmith (1)................................................  Chairman, Chief Executive Officer
                                                                       and Director

Robert H. Yevich (2).................................................  President and Director

Kevin J. McKay (2)...................................................  Executive Vice President

Marc Menchel (2).....................................................  Executive Vice President,
                                                                       Secretary and Clerk

Thomas E. Gilligan (2)...............................................  Treasurer and Chief
                                                                       Financial Officer



(1)      Business address is One Beacon Street, Boston, Massachusetts 02108.


(2) Business address is One World Financial Center, 200 Liberty Street, New York, New York 10281.

                  (b)(3) The name and principal business address of each director and officer of Sutro, together with the offices held by such persons with Sutro, are set forth below. No officer or director of Sutro holds any office with the Registrant.


                  Name and Principal
                   Business Address                                             Offices With Sutro
John F. Luikart (1)..........................................................   President and CEO

Mary Jane Delaney (1)........................................................   Executive Vice President
                                                                                and General Counsel

John H. Goldsmith (2)........................................................   Director


Raymond J. Minehan (1)........................................................  Executive Vice President

John W. Eisle (1)............................................................   Executive Vice President

Thomas R. Weinberger (3).....................................................   Executive Vice President


(1)  Business address is 201 California Street, San Francisco, California 94111.

(2)  Business address is One Beacon Street, Boston, Massachusetts 02108.

(3)  Business address is 11150 Santa Monica Blvd., Los Angeles, California 90025


                  (c)      Not applicable.

Item 30.          Location of Accounts and Records.

                  The accounts and records of the Registrant are maintained at the offices of Registrant at One Beacon Street, Boston, Massachusetts and at the offices of the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02106 and 1776 Heritage Drive, North Quincy, Massachusetts 01171.

Item 31.          Management Services.

                  There are no management-related service contracts other than the Advisory Agreement relating to management services described in Parts A and B.

Item 32.          Undertakings.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Registrant hereby undertakes to furnish each person, upon request and without charge, to whom a Prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston and Commonwealth of Massachusetts on the 27th day of February, 1997.




                                      FREEDOM GROUP OF TAX EXEMPT FUNDS

                                      By: /s/ Dexter A. Dodge


                                      Dexter A. Dodge, Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                          Title                                       Date
Principal Executive Officer


/s/ Dexter A. Dodge                         Chairman and Trustee                        February 27, 1997
---------------------------
Dexter A. Dodge


Principal Financial and
Accounting Officer


/s/ Lawrence G. Kirshbaum                   Trustee                                     February 27, 1997
---------------------------
Lawrence G. Kirshbaum

            *                               Trustee                                     February 27, 1997
--------------------------
Richard A. Farrell

            *                               Trustee                                     February 27, 1997
---------------------------
Ernest T. Kendall

            *                               Trustee                                     February 27, 1997
---------------------------
Richard B. Osterberg

            *                               Trustee                                     February 27, 1997
---------------------------
William H. Darling

            *                               Trustee                                     February 27, 1997
---------------------------
John R. Haack

            *                               Trustee                                     February 27, 1997
---------------------------
Laurence R. Veator, Jr.

*By: /s/ Lawrence G. Kirshbaum
    -------------------------
         Lawrence G. Kirshbaum,
         Attorney-in-Fact under
         Powers of Attorney
         included as Exhibit 17.

                                  EXHIBIT INDEX




                                                                       Manually
                                                                       Numbered
Exhibit No.                        Description                           Page
----------                         -----------                          ------

   1      (a) Amended and Restated  Agreement and  Declaration of
              Trust (Master Trust  Agreement) dated September 27,
              1982
          (b) Amendment  No. 1 to Master Trust Agreement.
          (c) Amendment  No. 2 to Master Trust Agreement.
          (d) Amendment  No. 3 to Master Trust Agreement.
          (e) Amendment  No. 4 to Master Trust Agreement.

   2          By-Laws  as amended and restated.

   3          None.

   4 Specimen share certificates for the Tax Exempt Fund and California Fund.

   5          Advisory Agreement dated November 29, 1996 between
              Registrant    and    Freedom   Capital   Management
              Corporation  incorporated    by   reference   to
              Post-Effective  Amendment No. 20.

   6          Distribution  Agreement  dated  November  29,  1996
              between   the   Registrant   and   Tucker   Anthony
              Incorporated, Sutro & Co., Incorporated and Freedom
              Distributors Corporation.

    7         None.





                                                                       Manually
                                                                       Numbered
Exhibit No.                        Description                           Page
-----------                        -----------                           ----


    8         Custodian  Agreement  between  Registrant and State
              Street Bank and Trust Company. Letter Agreement to add the California Fund.

    9         Transfer  Agency  and  Service   Agreement  between
              Freedom  Group of Tax Exempt Funds and John Hancock
              Fund Services, Inc., dated as of June 19, 1993.

   10    (a)  Opinion  and  Consent  of  Goodwin,  Procter & Hoar
              dated November 12, 1982.
         (b)  Opinion and Consent of Goodwin, Procter & Hoar with
              respect to the California Fund dated June 19, 1990.

   11         Consent of Price Waterhouse LLP.

   12         Not Applicable.

   13         Investment Letter.

   14         None.

   15         None.

   16         None.

   17         Financial Data Schedules.

   19         Powers  of  Attorney.